                                                               GOULSTON & STORRS
                                                               EXECUTION COPY
                                                               -----------------


                                 $1,000,000,000

                                CREDIT AGREEMENT

                                   dated as of

                                 August 3, 2000

                                      among

                      John Hancock Financial Services, Inc.

                      John Hancock Life Insurance Company,

                        John Hancock Capital Corporation,

                            The Banks Listed Herein,

                              Fleet National Bank,
                           as Co-Administrative Agent,

                            The Chase Manhattan Bank,
                           as Co-Administrative Agent,

                               Citicorp USA, Inc.,
                              as Syndication Agent,

                                       and

                                   BankOne, NA
                             (Main Office Chicago),
                             as Documentation Agent

                      FleetBoston Robertson Stephens Inc.,
                                       and
                             Chase Securities, Inc.
                                       as
                  Joint Book Managers and Joint Lead Arrangers

                                TABLE OF CONTENTS

ARTICLE I.   DEFINITIONS...................................................  1
     SECTION 1.01.  Definitions............................................  1
     SECTION 1.02.  Accounting Terms and Determinations.................... 12
     SECTION 1.03.  Types of Borrowings.................................... 13

ARTICLE II   THE CREDITS................................................... 13
     SECTION 2.01.  Commitments to Lend.................................... 13
     SECTION 2.02.  Notice of Committed Borrowing.......................... 14
     SECTION 2.03.  Money Market Borrowings................................ 14
     SECTION 2.04.  Notice to Banks; Funding of Loans...................... 18
     SECTION 2.05.  Notes.................................................. 18
     SECTION 2.06.  Maturity of Loans...................................... 19
     SECTION 2.07.  Interest Rates......................................... 20
     SECTION 2.08.  Facility Fee........................................... 22
     SECTION 2.09.  Optional Termination or Reduction of Commitments....... 23
     SECTION 2.09A. Optional Increase of Commitments....................... 23
     SECTION 2.10.  Method of Electing Interest Rates...................... 24
     SECTION 2.11.  Optional Prepayments................................... 25
     SECTION 2.12.  General Provisions as to Payments...................... 25
     SECTION 2.13.  Funding Losses......................................... 26
     SECTION 2.14.  Computation of Interest and Fees....................... 26
     SECTION 2.15.  Withholding Tax Exemption.............................. 27
     SECTION 2.16.  Regulation D Compensation.............................. 29

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ARTICLE III  CONDITIONS.................................................... 30
     SECTION 3.01.  Effectiveness.......................................... 30
     SECTION 3.02.  Borrowings............................................. 31

ARTICLE IV   REPRESENTATIONS AND WARRANTIES................................ 31
     SECTION 4.01.  Existence and Power.................................... 31
     SECTION 4.02.  Authorization; No Contravention........................ 32
     SECTION 4.03.  Binding Effect......................................... 32
     SECTION 4.04.  Title to Properties.................................... 32
     SECTION 4.05.  Financial Information.................................. 32
     SECTION 4.06.  Litigation............................................. 33
     SECTION 4.07.  Compliance with ERISA.................................. 33
     SECTION 4.08.  Compliance with Laws................................... 34
     SECTION 4.09.  Taxes.................................................. 34
     SECTION 4.10.  No Event of Default.................................... 34
     SECTION 4.11.  Not an Investment Company.............................. 34
     SECTION 4.12.  Full Disclosure........................................ 34

ARTICLE V    COVENANTS..................................................... 35
     SECTION 5.01.  Information............................................ 35
     SECTION 5.02.  Maintenance of Property; Insurance..................... 38
     SECTION 5.03.  Conduct of Business and Maintenance of Existence....... 38
     SECTION 5.04.  Compliance with Laws................................... 39
     SECTION 5.05.  Compliance with ERISA.................................. 39
     SECTION 5.06.  Taxes.................................................. 39
     SECTION 5.07.  Subsidiary Debt........................................ 40
     SECTION 5.08.  Adjusted Statutory Surplus............................. 40

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     SECTION 5.08A. Shareholders' Equity................................... 40
     SECTION 5.09.  Capitalization Ratio................................... 40
     SECTION 5.10.  JHFS and JHLIC Negative Pledge......................... 40
     SECTION 5.11.  JHCC Negative Pledge................................... 41
     SECTION 5.12.  Consolidations, Mergers and Sales of Assets............ 41
     SECTION 5.13.  Support Agreement; Company Assumption Agreement;
                    Guarantee Agreement......................               42
     SECTION 5.14.  Use of Proceeds........................................ 43

ARTICLE VI   DEFAULTS...................................................... 43
     SECTION 6.01.  Events of Default...................................... 43
     SECTION 6.02.  Notice of Default...................................... 46

ARTICLE VII  THE AGENT..................................................... 46
     SECTION 7.01.  Appointment and Authorization.......................... 46
     SECTION 7.02.  Agent and Affiliates................................... 46
     SECTION 7.03.  Action by Agent........................................ 46
     SECTION 7.04.  Consultation with Experts.............................. 47
     SECTION 7.05.  Liability of Agent..................................... 47
     SECTION 7.06.  Indemnification........................................ 47
     SECTION 7.07.  Credit Decision........................................ 47
     SECTION 7.08.  Successor Agent........................................ 47
     SECTION 7.09.  Agent's Fee............................................ 48

ARTICLE VIII CHANGE IN CIRCUMSTANCES....................................... 48
     SECTION 8.01.  Basis for Determining Interest Rate
                    Inadequate or Unfair................................... 48
     SECTION 8.02.  Illegality............................................. 49
     SECTION 8.03.  Increased Cost and Reduced Return...................... 49

     SECTION 8.04.  Base Rate Loans Substituted for
                    Affected Euro-Dollar Loans............................. 51
     SECTION 8.05.  Substitution of Bank................................... 51

ARTICLE IX   MISCELLANEOUS................................................. 52
     SECTION 9.01.  Notices................................................ 52
     SECTION 9.01A. Several Liability...................................... 52
     SECTION 9.02.  No Waivers............................................. 52
     SECTION 9.03.  Expenses; Documentary Taxes; Indemnification........... 52
     SECTION 9.04.  Sharing of Set-Offs.................................... 53
     SECTION 9.05.  Amendments and Waivers................................. 53
     SECTION 9.06.  Successors and Assigns................................. 54
     SECTION 9.07.  Collateral............................................. 56
     SECTION 9.08.  Waiver of Certain Claims............................... 56
     SECTION 9.09.  Termination of JHCC as a Borrower...................... 56
     SECTION 9.10.  Governing Law; Submission to Jurisdiction.............. 56
     SECTION 9.11.  Counterparts; Integration.............................. 57
     SECTION 9.12.  Waiver of Jury Trial................................... 57
     SECTION 9.13   Interest Rate Limitation............................... 57
     SECTION 9.14.  JHLIC As Agent For Borrowers........................... 57

Exhibit A-1  --   364-Day Revolver Note

Exhibit A-2  --   Multi-Year Revolver Note

Exhibit B    --   Company Assumption Agreement

Exhibit C    --   Guarantee Agreement

Exhibit D    --   Opinion of Alan R. Seghezzi, Second Vice President and Counsel
                    of JHLIC

Exhibit E    --   Opinion of Goulston & Storrs, P.C., Special Counsel for the
                    Agent

Exhibit F    --   Assignment and Assumption Agreement

Exhibit G    --   JHCC Termination Notice

Exhibit H    --   Support Agreement

Exhibit I    --   Money Market Quote Request

Exhibit J    --   Invitation for Money Market Quotes

Exhibit K    --   Money Market Quote

Exhibit L    --   Pricing Grid

Exhibit M    --   Allocation of Agent Responsibilities

                                CREDIT AGREEMENT


          AGREEMENT dated as of August 3, 2000 among JOHN HANCOCK FINANCIAL SERVICES, INC., JOHN HANCOCK LIFE INSURANCE COMPANY, JOHN HANCOCK CAPITAL CORPORATION, the BANKS listed on the signature pages hereof, FLEET NATIONAL BANK, as co-administrative agent, and THE CHASE MANHATTAN BANK, as co-administrative agent.


                              W I T N E S S E T H:
                              - - - - - - - - - -


          WHEREAS, the Borrowers (as hereinafter defined) desire to obtain credit from the Banks (as hereinafter defined) pursuant to a 364-Day Revolving Credit Facility (the "364-Day Revolver") and a Multi-Year Revolving Credit Facility (the "Multi-Year Revolver" and, together with the 364-Day Revolver, the "Facilities");

          WHEREAS, the Banks desire to extend credit to the Borrowers pursuant to the Facilities; and

          WHEREAS, each Bank, in entering into this Agreement, expressly relies on the Support Agreement (as hereinafter defined) pursuant to Section (6) thereof;

          NOW, THEREFORE, the parties hereto agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

          SECTION 1.01. Definitions. The following terms, as used herein, have the following meanings:

          "Adjusted Statutory Surplus" means, at any time, the sum of (i) Statutory Surplus of JHLIC (calculated in the same manner as such Statutory Surplus is calculated for purposes of the NAIC Statements, page 3, column 1, line 38, or any successor to such line 38) plus (ii) Asset Valuation Reserve of JHLIC (calculated in the same manner as such Asset Valuation Reserve is calculated for purposes of the NAIC Statements, page 3, column 1, line 24.1, or any successor to such line 24.1).

          "Administrative Questionnaire" means, with respect to each Bank, an administrative questionnaire in the form prepared by the Agent and submitted to the Agent (with a copy to the Borrowers) duly completed by such Bank.

          "Agent" means Fleet and Chase, collectively, in their respective capacities as co-administrative agents for the Banks hereunder, and their respective successors in such capacity. References herein to the "Agent" shall refer to Fleet, Chase or both of them as the context may require. The roles of Fleet and Chase are set forth in the Allocation of Agent Responsibilities attached hereto as Exhibit M, as the same may be amended from time to time.

          "Applicable Euro-Dollar Margin" has the meaning set forth in Section 2.07(c).

          "Applicable Lending Office" means, with respect to any Bank, (i) in the case of its Base Rate Loans, its Base Rate Lending Office, (ii) in the case of its Euro-Dollar Loans, its Euro-Dollar Lending Office and (iii) in the case of its Money Market Loans, its Money Market Lending Office.

          "Applicable Usage Fee" has the meaning set forth in Section 2.07(c).

          "Assignee" has the meaning set forth in Section 9.06(c).

          "Authorized Officers" means, with respect to any Borrower, individuals described as such in the most recent certificate with respect thereto delivered to the Agent in accordance with Section 9.01 by the Secretary or an Assistant Secretary of such Borrower; provided that the Agent may conclusively rely on any such certificate of a Borrower as to the Authorized Officers of such Borrower, whether or not, at any applicable time, any individual identified as an Authorized Officer of such Borrower in such certificate is, at such time, an officer of such Borrower, until and unless the Agent shall have received a new certificate from such Borrower which alters or supersedes such previous certificate.

          "Bank" means each bank listed on the signature pages hereof, each Assignee which becomes a Bank pursuant to Section 9.06(c), and their respective successors.

          "Base Rate" means, for any day, a rate per annum equal to the higher of (i) the rate of interest publicly announced by Chase at its head office in New York, New York as its base rate for such day and (ii) the sum of 1/2 of 1% plus the Federal Funds Effective Rate for such day.

          "Base Rate Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized by law to close.

          "Base Rate Lending Office" means, as to each Bank, its office located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Base Rate Lending Office) or such other office as such Bank may hereafter designate as its Base Rate Lending Office by notice to the Borrowers and the Agent.

          "Base Rate Loan" means (i) a Committed Loan which bears interest at the Base Rate pursuant to the applicable Notice of Committed Borrowing or Notice of Interest Rate Election or the provisions of Article VIII or (ii) an overdue amount which was a Base Rate Loan immediately before it became overdue.

          "Benefit Arrangement" means at any time an employee benefit plan within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by any member of the ERISA Group.

          "Borrower" means JHFS, JHLIC or JHCC, as the context may require, and "Borrowers" means all of the foregoing; provided that if JHCC shall have been terminated as a Borrower hereunder pursuant to Section 9.09, neither the term "Borrower" nor the term "Borrowers" shall thereafter include or refer to JHCC; provided further that neither the term "Borrower" nor the term "Borrowers" shall include JHFS unless and until (a) JHFS has received public commercial paper ratings from both S&P and Moody's of at least A-1 and P-1, respectively and (b) it has delivered to the Agent resolutions of its Board of Directors specifically authorizing it to enter into this Agreement and to make Borrowings hereunder.

          "Borrowing" has the meaning set forth in Section 1.03.

          "Chase" means The Chase Manhattan Bank, in its capacity as co-administrative agent and, collectively with Fleet, as Agent hereunder.

          "Commitment" or "Commitments" means, with respect to each Bank, the amount(s) set forth opposite the name of such Bank on the signature pages hereof under the headings "364-Day Commitments" and "Multi-Year Commitments," as such amount(s) may be reduced from time to time pursuant to Section 2.09, increased from time to time pursuant to Section 2.09A or terminated pursuant to Section
2.01 or 2.09.

          "Committed Loan" means a Base Rate Loan or Euro-Dollar Loan made by a Bank pursuant to Section 2.01; provided that, if any such loan or loans (or portions thereof) are combined or subdivided pursuant to a Notice of Interest Rate Election, the term "Committed Loan" shall refer to the combined principal amount resulting from such combination or to each of the separate principal amounts resulting from such subdivision, as the case may be.

          "Company Assumption Agreement" means an agreement entered into by JHFS or JHLIC for the benefit of the Agent, the Banks and the holders from time to time of the Notes issued by JHCC, substantially in the form of Exhibit B hereto.

          "Debt" of any Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee which are capitalized in accordance with GAAP, (v) all obligations of such Person to purchase securities (or other property) which arise out of or in connection with the sale of the same or substantially similar securities (or other property), (vi) all non-contingent obligations of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit or similar instrument, (vii) all Debt of others secured by a Lien on the assets generally of such Person, whether or not such Debt is assumed by such Person, (viii) all Debt of others Guaranteed by such Person, and

(ix) all redeemable preferred stock issued by such Person other than any such preferred stock redeemable at the sole option of such Person; provided, that the term Debt shall not include (y) obligations for which recourse for payment is limited to specified assets of such Person and (z) obligations of a Person which is an insurance company (1) which arise in connection with policies or contracts of insurance, funding agreements and other similar contracts entered into in the ordinary conduct of such Person's insurance business or (2) to the extent that recourse for the payment of such obligations is limited to assets held in separate accounts of such Person.

          "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

          "Designated Deposit Account" means (i) in the case of JHLIC, the deposit account number 910-1-010362 maintained with Chase at the address of Chase specified in or pursuant to Section 9.01 or such other deposit account maintained with Chase at such address as JHLIC shall specify from time to time in writing to the Agent, (ii) in the case of JHCC, such deposit account maintained with Chase at such address as JHCC shall specify from time to time in writing to the Agent, and (iii) in the case of JHFS, such deposit account maintained with Chase at such address as JHFS shall specify from time to time in writing to the Agent.

          "Effective Date" means the date this Agreement becomes effective in accordance with Section 3.01.

          "Eligible Affiliate" means a Person (1) that is a Parent or subsidiary of a Bank hereunder or has the same Parent as a Bank hereunder and (2) that is
(a) a commercial bank organized under the laws of the United States of America, or any state thereof, and having total assets in excess of $1,000,000,000; (b) a savings and loan association or savings bank organized under the laws of the United States of America, or any state thereof, and having a tangible net worth of at least $1,000,000,000; (c) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development ("OECD"), or a political subdivision of any such country, and having total assets in excess of $10,000,000,000, provided that such bank is acting through a branch or agency located in the United States of America; or
(d) any other Person consented to by the Agent and the Borrower (such consent not to be unreasonably withheld).

          "Eligible Borrower" means (1) JHLIC, (2) JHCC, until such time as it may be terminated as a Borrower hereunder in accordance with Section 9.09, and
(3) JHFS, from and after (a) its receipt of public commercial paper ratings from both S&P and Moody's of at least A-1 and P-1, respectively, and (b) its delivery to the Agent of resolutions of its Board of Directors specifically authorizing it to enter into this Agreement and to make Borrowings hereunder.

          "Environmental Laws" means any and all federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions relating to the environment or to emissions, discharges or releases of pollutants, contaminants, petroleum or petroleum products, chemicals or industrial, toxic or hazardous substances or wastes into the environment, including, without limitation, ambient air, surface water, ground water or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, petroleum or petroleum products, chemicals or industrial, toxic or hazardous substances or wastes or the clean-up or other remediation thereof.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute.

          "ERISA Group" means the Borrowers and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrowers, are treated as a single employer under Section 414 of the Internal Revenue Code, but only to the extent that any Borrower could have liability under ERISA with respect to the actions or inactions of such members.

          "Euro-Dollar Business Day" means any Base Rate Business Day on which commercial banks are open for international business (including dealings in dollar deposits) in London or such other eurodollar interbank market as may be selected by the Agent in its sole discretion acting in good faith.

          "Euro-Dollar Lending Office" means, as to each Bank, its office, branch or affiliate located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Euro-Dollar Lending Office) or such other office, branch or affiliate of such Bank as it may hereafter designate as its Euro-Dollar Lending Office by notice to the Borrowers and the Agent.

          "Euro-Dollar Loan" means (i) a Committed Loan which bears interest at a Euro-Dollar Rate pursuant to the applicable Notice of Committed Borrowing or Notice of Interest Rate Election or (ii) an overdue amount which was a Euro-Dollar Loan immediately before it became overdue.

          "Euro-Dollar Rate" has the meaning set forth in Section 2.07(c).

          "Euro-Dollar Reference Banks" means the principal Euro-Dollar Lending Offices of such Banks as may be selected by the Agent in its sole discretion acting in good faith.

          "Euro-Dollar Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in New York, New York with deposits exceeding five billion dollars in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents).

          "Event of Default" has the meaning set forth in Section 6.01.

          "Excluded Subsidiary" means (i) a limited partnership of which any Subsidiary serves as general partner, a limited liability company of which any Subsidiary serves as manager or over which it otherwise exercises control, or a trust over which any Subsidiary exercises control, which limited partnership, limited liability company or trust was formed primarily for the purpose of making debt or equity investments in other entities and in which entities other than the Borrowers and the Subsidiaries own, following the close of the syndication period with respect thereto, 20% or more of the equity or beneficial interest, as the case may be, and (ii) any Subsidiary the beneficial or equity interest in which is directly or indirectly acquired by any Borrower in connection with workouts, either in a bankruptcy proceeding or otherwise, of investments previously made by such Borrower or any Subsidiary.

          "Expiration" means, with respect to the 364-Day Revolver, the 364th day after the Effective Date or, if extended in accordance with Section 2.06(b), the 364th day after the immediately preceding Expiration.

          "Facilities" has the meaning set forth in the preamble to this Agreement.

          "Facility Fee" has the meaning set forth in Section 2.08.

          "Federal Funds Effective Rate" means, for any day, the rate per annum (rounded upward, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day by the Federal Reserve Bank of New York; provided that (i) if such day is not a Base Rate Business Day, the Federal Funds Effective Rate for such day shall be such rate on such transactions on the next preceding Base Rate Business Day as so published on the next succeeding Base Rate Business Day, and (ii) if no such rate is so published on such next succeeding Base Rate Business Day, the Federal Funds Effective Rate for such day shall be the average of the quotations for such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by the Agent.

          "Final Maturity Date" has the meaning set forth in Section 2.06(a).

          "Fixed Rate Loans" means Euro-Dollar Loans or Money Market Loans (excluding Money Market Loans bearing interest at the Base Rate pursuant to Section 8.01(a)).

          "Fleet" means Fleet National Bank, in its capacity as co-administrative agent and, collectively with Chase, as Agent hereunder.

          "GAAP" means generally accepted accounting principles in the United States of America, consistently applied.

          "Granting Bank" has the meaning set forth in Section 9.06(f).

          "Group of Loans" means at any time a group of Loans made to a Borrower consisting of (i) all Committed Loans made to such Borrower which are Base Rate Loans at such time or (ii) all Committed Loans made to such Borrower which are Fixed Rate Loans having the same Interest Period and bearing interest at the same type of interest rate at such time; provided that, if Committed Loans of any particular Bank made to such Borrower are converted to or made as Base Rate Loans pursuant to Section 8.02 or 8.04, such Loans shall be included in the same Group or Groups of Loans from time to time as they would have been in if they had not been so converted or made.

          "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

          "Guarantee Agreement" means an agreement entered into by JHFS or JHLIC for the benefit of the Agent, the Banks and the holders from time to time of the Notes issued by JHCC, substantially in the form of Exhibit C hereto.

          "Interest Period" means: (1) with respect to each Euro-Dollar Loan, a period commencing on the date of Borrowing specified in the applicable Notice of Committed Borrowing or on the date specified in the applicable Notice of Interest Rate Election and ending one, two, three or six months thereafter, as the applicable Borrower may elect in the applicable Notice; and (2) with respect to each Money Market Loan, the period commencing on the date of such Borrowing and ending on the date specified in the applicable Notice of Money Market Borrowing; provided in each case that:

          (a) any Interest Period which would otherwise end on a day which is not a Euro- Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

          (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Euro-Dollar Business Day of a calendar month; and

          (c) any Interest Period which would otherwise end after the applicable Termination Date shall end on the applicable Termination Date;

          "Internal Revenue Code" means the Internal Revenue Code of 1986 and the regulations thereunder, all as amended and in effect from time to time.

          "JHCC" means John Hancock Capital Corporation, a Delaware corporation, and its permitted successors.

          "JHFS" means John Hancock Financial Services, Inc., a Delaware corporation, and its permitted successors.

         "JHLIC" means John Hancock Life Insurance Company, a Massachusetts corporation (formerly known as John Hancock Mutual Life Insurance Company), and its permitted successors.

          "Level I Rating" means, with respect to any Borrower, (i) if S&P and/ or Moody's has assigned a rating to the senior unsecured long-term debt of such Borrower, then a rating of at least AAA from S&P or at least Aaa from Moody's, or (ii) if neither S&P nor Moody's has assigned a rating to the senior unsecured long-term debt of such Borrower, then public commercial paper ratings of A-1+ from S&P or P-1 from Moody's.

          "Level II Rating" means, with respect to any Borrower, (i) if S&P and /or Moody's has assigned a rating to the senior unsecured long-term debt of such Borrower, then a rating of at least AA- from S&P or at least Aa3 from Moody's, or (ii) if neither S&P nor Moody's has assigned a rating to the senior unsecured long-term debt of such Borrower, then public commercial paper ratings of A-1 from S&P or P-1 from Moody's.

          "Level III Rating" means, with respect to any Borrower, (i) if S&P and/or Moody's has assigned a rating to the senior unsecured long-term debt of such Borrower, then a rating of at least A+ from S&P or at least A1 from Moody's, or (ii) if neither S&P nor Moody's has assigned a rating to the senior unsecured long-term debt of such Borrower, then public commercial paper ratings of A-2 from S&P or P-2 from Moody's.

          "Level IV Rating" means, with respect to any Borrower, (i) if S&P and/or Moody's has assigned a rating to the senior unsecured long-term debt of such Borrower, then ratings (if assigned) of below A+ from S&P and below A1 from Moody's, or (ii) if neither S&P nor Moody's has assigned a rating to the senior unsecured long-term debt of such Borrower, then public commercial paper ratings of less than A-2 from S&P and less than P-2 from Moody's.

          "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset. For the purposes of this Agreement, any Borrower or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

          "Loan" means a Base Rate Loan, a Euro-Dollar Loan or a Money Market Loan, and "Loans" means Base Rate Loans, Euro-Dollar Loans, Money Market Loans or any combination of the foregoing.

          "Material Adverse Effect" means a material adverse effect on the ability of any Borrower to perform its obligations under this Agreement or the Notes.

          "Material Debt" means (i) for purposes of Section 6.01(e), Debt (other than the Notes or Permitted Collateralization Obligations) of one or any combination of Borrowers, arising in one or more related or unrelated transactions, in an aggregate principal amount in excess of (A) for purposes of subsections 6.01(e) (i) (A) and 6.01(e) (ii), $75,000,000 and (B) for purposes of subsection 6.01(e) (i) (B), $100,000,000 and (ii) for purposes of Section 6.01(f), Debt (other than Permitted Collateralization Obligations) of one or more Subsidiaries of JHFS or JHLIC each of which is not a Borrower, arising in one or more related or unrelated transactions, in an aggregate principal amount in excess of $100,000,000; provided that for purposes of this definition, Debt of JHLIC or any Subsidiary referred to in the exception contained in the definition of "Permitted Collateralization Obligation" shall, at any date, be deemed to be in an amount equal to the amount of such Debt then due.

          "Material Plan" means at any time a Plan or Plans having aggregate Unfunded Liabilities in excess of $100,000,000.

          "Material Subsidiary" means, at any date, (i) unless JHCC shall have been terminated as a Borrower hereunder pursuant to Section 9.09, JHCC and (ii) any Subsidiary the principal activities of which consist of activities other than the ownership or management of, or investment in, other Subsidiaries and the assets of which (other than, in the case of any Subsidiary that is an insurance company, assets held in separate accounts of such Subsidiary) as of such date exceed 15% of JHLIC's assets (other than assets held in separate accounts of JHLIC), as reflected on the most recent statutory financial statements of JHLIC delivered or required to be delivered to the Banks pursuant to Section 4.05(a)(i) or 5.01(a)(i).

          "Money Market Lending Office" means, as to each Bank, its office, branch or affiliate located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Money Market Lending Office) or such other office, branch or affiliate of such Bank as it may hereafter designate as its Money Market Lending Office by notice to the Borrowers and the Agent.

          "Money Market Loan" means a loan to be made by a Bank pursuant to a Notice of Money Market Borrowing (including such a loan bearing interest at the Base Rate pursuant to Section 8.01(a)).

          "Money Market Quote" means an offer by a Bank to make a Money Market Loan in accordance with Section 2.03.

          "Money Market Quote Request" has the meaning set forth in Section 2.03(b).

          "Moody's" means Moody's Investors Service, Inc., and its successors.

          "Multiemployer Plan" means at any time an employee pension benefit plan within the meaning of Section 4001(a) (3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such five year period.

          "Multi-Year Revolver" has the meaning set forth in the preamble to this Agreement.

          "Multi-Year Termination Date" means the fifth anniversary of the Effective Date.

          "NAIC" means the National Association of Insurance Commissioners or any entity succeeding to its function of advising insurance companies as to the values to be assigned to assets of such insurance companies included within one or more categories of such assets.

          "Notes" means promissory notes of any Borrower, substantially in the form of Exhibit A-1 and Exhibit A-2 hereto, evidencing the obligations of such Borrower to repay the Loans made to it, and "Note" means any one of such promissory notes issued hereunder.

          "Notice of Borrowing" means a Notice of Committed Borrowing or a Notice of Money Market Borrowing.

          "Notice of Committed Borrowing" has the meaning set forth in
Section 2.02.

          "Notice of Interest Rate Election" has the meaning set forth in
Section 2.10.

          "Notice of Money Market Borrowing" has the meaning set forth in
Section 2.03(f).

          "NRSRO" means any nationally recognized statistical rating organization.

         "Parent" means, with respect to any Bank, any Person controlling such Bank.

         "Participant" has the meaning set forth in Section 9.06(b)

         "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

         "Permitted Collateralization Assets" means assets pledged to secure Permitted Collateralization Obligations.

         "Permitted Collateralization Obligation" means any obligation relating to REMICs, pass-through obligations, collateralized mortgage obligations, collateralized bond obligations or similar instruments, except an obligation of JHFS, JHLIC or any Subsidiary (excluding any Subsidiary (other than JHCC, unless JHCC shall have been terminated as a Borrower hereunder pursuant to Section 9.09) that is the issuer of the REMIC, pass-through obligation, collateralized mortgage obligation, collateralized bond obligation or similar instrument) to the extent that such obligation requires a cash payment by JHFS, JHLIC or such Subsidiary, recourse for the payment of which is not limited to specific assets of JHFS, JHLIC or such Subsidiary (excluding any obligation of JHFS, JHLIC or such Subsidiary (i) to make advances in connection with the servicing of such REMIC, pass-through obligation, collateralized mortgage obligation, collateralized bond obligation or similar instrument or (ii) to repurchase collateral).

          "Person" means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

          "Plan" means at any time an employee pension benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code and either (i) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group or (ii) has at any time within the preceding five years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group.

          "Quarterly Date" means the last Base Rate Business Day of each March, June, September and December.

          "Rating Level" means a Level I Rating, a Level II Rating, a Level III Rating or a Level IV Rating, as the case may be.

          "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

          "Required Banks" means at any time Banks having at least 50% of the aggregate amount of the Commitments or, if the Commitments shall have been terminated, holding Notes evidencing at least 50% of the aggregate unpaid principal amount of the Loans.

          "S&P" means Standard & Poor's Corporation, and its successors.

          "Senior Financial Officer" means (i) with respect to JHFS, the Chief Financial Officer or the Treasurer of JHFS, (ii) with respect to JHLIC, the Chief Financial Officer, the Controller or the Treasurer of JHLIC and (iii) with respect to JHCC, the President, any Vice President or the Treasurer of JHCC.

          "Signing Date" means the date upon which the Agent shall have received counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Agent in form satisfactory to it of telegraphic, telex or other written confirmation from such party of the execution and delivery of a counterpart hereof by such party).

          "SPC" has the meaning set forth in Section 9.06(f).

          "Subsidiary" means any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by any Borrower.

          "Support Agreement" means the Support Agreement dated as of October 15, 1984 between JHLIC and JHCC, a copy of which is attached hereto as Exhibit H, as the same may, subject to Section 5.13, be amended from time to time.

          "Tax Group" means, for any applicable period, all Borrowers and all corporations (within the meaning of the Internal Revenue Code) for the payment of the federal income taxes of which any Borrower is jointly and severally liable under the Internal Revenue Code for such period.

          "Termination Date" means the "364-Day Termination Date" or the "Multi-Year Termination Date," as applicable.

          "364-Day Revolver" has the meaning set forth in the preamble to this Agreement.

          "364-Day Termination Date" means the 364th day after the Effective Date or, if the maturity of the 364-Day Revolver shall have been extended pursuant to Section 2.06(b) hereof, the 364th day after the immediately preceding Expiration.

          "Unfunded Liabilities" means, with respect to any Plan at any time, the amount (if any) by which (i) the present value of all benefits under such Plan exceeds (ii) the fair market value of all Plan assets allocable to such benefits (excluding any accrued but unpaid contributions), all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the ERISA Group to the PBGC or any other Person under Title IV of ERISA.

          "Utilization Ratio" has the meaning set forth in Section 2.07(c).

          SECTION 1.02. Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made and all financial statements required to be delivered hereunder shall be prepared in accordance with, in the case of the JHLIC or any of its insurance Subsidiaries, accounting practices prescribed or permitted by insurance regulatory authorities and, in the case of JHFS and JHCC and each non-insurance Subsidiary of the Borrowers, GAAP, in each case as in effect from time to time, applied on a basis consistent (except, in the case of JHLIC or any of its insurance Subsidiaries, for changes required by insurance regulatory authorities and, in the case of JHFS and JHCC and each non-insurance Subsidiary of the Borrowers, for changes concurred in by such Borrower's independent public accountants) with the most recent comparable financial statements thereof delivered to the Banks pursuant to Section 4.05(a) or (b) or Section 5.01(a) or (b); provided that, if any Borrower notifies the Agent that it wishes to amend any covenant in Article V to eliminate the effect of any change in, in the case of JHLIC or any of its insurance Subsidiaries, accounting practices prescribed or permitted by insurance regulatory authorities or, in the case of JHFS or JHCC or any non-insurance Subsidiary of the Borrowers, GAAP, on the operation of such covenant (or, in the case of practices prescribed by insurance regulatory authorities or GAAP, as the case may be, if the Agent notifies the Borrowers that the Required Banks wish to amend Article V for such purpose), then the Borrowers' compliance with such covenant shall be determined on the basis of, in the case of JHLIC and any of its insurance Subsidiaries, accounting practices prescribed or permitted by insurance regulatory authorities and, in the case of JHFS and JHCC and any non-insurance Subsidiary of the Borrowers, GAAP, in each case in effect immediately before the relevant change in such accounting practices or accounting principles, as the case may be, became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Borrowers and the Required Banks.

          SECTION 1.03. Types of Borrowings. The term "Borrowing" denotes the aggregation of Loans of one or more Banks to be made to a single Borrower pursuant to Article II on a single date and for a single Interest Period. Borrowings are classified for purposes of this Agreement either by reference to the pricing of Loans comprising such Borrowing (i.e., a "Base Rate Borrowing" is a Borrowing composed of "Base Rate Loans," a "Euro-Dollar Borrowing" is a Borrowing composed of Euro-Dollar Loans and a "Money Market Borrowing" is a Borrowing composed of Money Market Loans), or by reference to the provisions of
Article II under which participation therein is determined (i.e., a "Committed Borrowing" is a Borrowing under Section 2.01 in which all Banks participate in proportion to their Commitments, while a "Money Market Borrowing" is a Borrowing under Section 2.03 in which the Bank participants are determined on the basis of their bids in accordance therewith).


                                   ARTICLE II

                                   THE CREDITS

          SECTION 2.01. Commitments to Lend. Each Bank severally agrees, on the terms and conditions set forth in this Agreement, to make loans to any Borrower pursuant to this Section in respect of the 364-Day Revolver or the Multi-Day Revolver, as the case may be, from time to time before the applicable Termination Date in amounts such that the aggregate principal amount of Committed Loans by such Bank at any one time outstanding to all Borrowers in respect of such Facility shall not exceed the amount of its Commitment with respect to such Facility. Each Borrowing under this Section shall be in an aggregate principal amount of $25,000,000 or any larger multiple of $1,000,000 (except that any such Borrowing may be in the aggregate amount available in accordance with Section 3.02(b)) and shall be made from the several Banks ratably in proportion to their respective Commitments under the applicable Facility, as specified in a Notice of Committed Borrowing. Within the foregoing limits, any Borrower may borrow under this Section, repay, or to the extent permitted by Section 2.11, prepay Loans and reborrow at any time before the applicable Termination Date under this Section. The Commitments shall terminate at the close of business on the applicable Termination Date.

          SECTION 2.02. Notice of Committed Borrowing. The applicable Borrower shall give the Agent notice executed on behalf of such Borrower by its Authorized Officers (a "Notice of Committed Borrowing"), not later than 10:00 A.M. (New York City time) on (x) the date of each Base Rate Borrowing and (y) the third Euro-Dollar Business Day before each Euro-Dollar Borrowing, specifying:

          (a) the date of such Borrowing, which shall be a Base Rate Business Day in the case of a Base Rate Borrowing or a Euro-Dollar Business Day in the case of a Euro-Dollar Borrowing,

          (b)  the aggregate amount of such Borrowing,

          (c) whether the Borrowing is to be made under the 364-Day Revolver or the Multi-Year Revolver;

          (d) whether the Loans comprising such Borrowing are to bear interest initially at the Base Rate or at a Euro-Dollar Rate, and

          (e) in the case of a Euro-Dollar Rate Borrowing, the duration of the initial Interest Period applicable thereto, subject to the provisions of the definition of Interest Period.

          SECTION 2.03.  Money Market Borrowings.
                         -----------------------

          (a) The Money Market Option. In addition to Committed Borrowings pursuant to Section 2.01, any Borrower may, as set forth in this Section, request the Banks before the applicable Termination Date to make offers to make Money Market Loans to such Borrower. The Banks may, but shall have no obligation to, make such offers and such Borrower may, but shall have no obligation to, accept any such offers in the manner set forth in this Section. The aggregate Money Market Loans made by any one Bank under the Facilities at any one time shall not exceed $150,000,000. Any Money Market Loan made by a Bank shall be deemed usage of the applicable Facility for the purpose of determining the Utilization Ratio, but such Money Market Loan shall not reduce such Bank's obligation to lend its pro rata share of each remaining undrawn Facility.

          (b) Money Market Quote Request. When a Borrower wishes to request offers to make Money Market Loans under this Section, it shall transmit to the Agent by telex or facsimile transmission a request executed on behalf of such Borrower by its Authorized Officers (a "Money Market Quote Request") substantially in the form of Exhibit I hereto so as to be received no later than 10:00 A.M. (New York City time) on the fifth Euro-Dollar Business Day prior to the date of Borrowing proposed therein (or such other time or date as the Borrowers and the Agent shall have mutually agreed and shall have notified to the Banks not later than the date of the Money Market Quote Request for which such change is to be effective) specifying:

               (i) the proposed date of Borrowing, which shall be a day on which commercial banks in the relevant market are open for business;

               (ii) the aggregate amount of such Borrowing, which shall be $25,000,000 or a larger multiple of $1,000,000 (except that any such Borrowing may be in the aggregate amount available in accordance with
           Section 3.02(b));

               (iii) whether the Borrowing is to be made under the 364-Day Revolver or the Multi-Year Revolver;

               (iv) the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period; and

                (v) the type of interest rate for which Money Market Quotes are requested.

A Money Market Quote Request that does not conform substantially to the format of Exhibit I may be rejected in the Agent's sole discretion, and the Agent shall promptly notify the requesting Borrower of such rejection by telex or facsimile transmission.

          (c) Invitation for Money Market Quotes. Promptly upon receipt of a Money Market Quote Request that is not rejected as aforesaid, the Agent shall send to the Banks by telex or facsimile transmission an invitation for Money Market Quotes (an "Invitation for Money Market Quotes") substantially in the form of Exhibit J hereto, which shall constitute an invitation by the requesting Borrower to each Bank to submit Money Market Quotes offering to make the Money Market Loans to which such Money Market Quote Request relates in accordance with this Section.

          (d) Submission and Contents of Money Market Quotes. (i) Each Bank may submit a Money Market Quote containing an offer or offers to make Money Market Loans in response to any Invitation for Money Market Quotes. Each Money Market Quote must comply with the requirements of this subsection (d) and must be submitted to the Agent by telex or facsimile transmission at its offices specified in or pursuant to Section 9.01 not later than (x) 2:00 P.M. (New York City time) on the fourth Euro-Dollar Business Day prior to the proposed date of Borrowing (or such other time or date as the requesting Borrower and the Agent shall have mutually agreed and shall have notified to the Banks not later than the date of the Money Market Quote Request for which such change is to be effective); provided that Money Market Quotes submitted by the Agent (or any affiliate of the Agent) in the capacity of a Bank may be submitted, and may only be submitted, if the Agent or such affiliate notifies the requesting Borrower of the terms of the offer or offers contained therein not later than one hour prior to the deadline for the other Banks. Subject to Articles III and VI, any Money Market Quote so made shall be irrevocable except with the written consent of the Agent given on the instructions of the requesting Borrower.

          (ii) Each Money Market Quote shall be in substantially the form of Exhibit K hereto and shall in any case specify:


               (A)  the proposed date of Borrowing;

               (B) the principal amount of the Money Market Loan for which each such offer is being made, which principal amount (w) may be greater than or less than the Commitment of the quoting Bank under the applicable Facility, (x) must be $5,000,000 or a larger multiple of $1,000,000, (y) may not exceed the principal amount of Money Market Loans for which offers were requested and (z) may be subject to an aggregate limitation as to the principal amount of Money Market Loans for which offers being made by such quoting Bank may be accepted;

               (C) the interest rate offered for each such Money Market Loan by the quoting Bank; and

               (D)  the identity of the quoting Bank.

A Money Market Quote may set forth up to five separate offers by the quoting Bank with respect to each Interest Period specified in the related Invitation for Money Market Quotes.

           (iii)  Any Money Market Quote shall be disregarded if it:

               (A) is not substantially in conformity with Exhibit K hereto or does not specify all of the information required by subsection
           (d)(ii);

               (B) contains qualifying, conditional or similar language (other than as contemplated in subclause (d)(ii)(B)(z);

               (C) proposes terms other than or in addition to those set forth in the applicable Invitation for Money Market Quotes; or

               (D)  arrives after the time set forth in subsection (d)(i).

The Agent shall notify the quoting Bank of such nonconforming Money Market Quote as soon as practicable.

          (iv) If a Bank shall elect not to submit a Money Market Quote, such Bank shall so notify the Agent by telex or facsimile transmission at its offices specified in or pursuant to Section 9.01 not later than 2:00 P.M. (New York City time) on the fourth Euro-Dollar Business Day prior to the proposed date of Borrowing (or such other time or date as the requesting Borrower and the Agent shall have mutually agreed and shall have notified to the Banks not later than the date of the Money Market Quote Request for which such change is to be effective); provided, however, that failure by any Bank to give such notice shall not cause such Bank to be obligated to make any Money Market Loan as part of such Borrowing.

          (e) Notice to Borrower. The Agent shall promptly notify the requesting Borrower of the terms (x) of any Money Market Quote submitted by a Bank that is in accordance with subsection (d) and (y) of any Money Market Quote that amends, modifies or is otherwise inconsistent with a previous Money Market Quote submitted by such Bank with respect to the same Money Market Quote Request. Any such subsequent Money Market Quote shall be disregarded by the Agent unless such subsequent Money Market Quote is submitted solely to correct a manifest error in such former Money Market Quote. The Agent's notice to the requesting Borrower shall specify (A) the aggregate principal amount of Money Market Loans for which offers have been received for each Interest Period specified in the related Money Market Quote Request, (B) the respective principal amounts and interest rates, as the case may be, so offered and (C) if applicable, limitations on the aggregate principal amount of Money Market Loans for which offers in any single Money Market Quote may be accepted.

          (f) Acceptance and Notice by Borrower. Not later than 10:00 A.M. (New York City time) on the third Euro-Dollar Business Day prior to the proposed date of Borrowing (or such other time or date as the Borrowers and the Agent shall have mutually agreed and shall have notified to the Banks not later than the date of the Money Market Quote Request for which such change is to be effective), the requesting Borrower shall notify the Agent in writing executed on behalf of such Borrower by its Authorized Officers of its acceptance or non-acceptance of one or more of the offers so notified to it pursuant to subsection
(e). In the case of acceptance, such notice (a "Notice of Money Market Borrowing") shall specify the aggregate principal amount of offers for each Interest Period that are accepted. The requesting Borrower may accept any Money Market Quote in whole or in part; provided that:

               (i) the aggregate principal amount of each Money Market Borrowing may not exceed the applicable amount set forth in the related Money Market Quote Request;

               (ii) the principal amount of each Money Market Borrowing must be $25,000,000 or a larger multiple of $1,000,000 (except that any such Borrowing may be in the aggregate amount available in accordance with
           Section 3.02(b));

               (iii) acceptance of offers may only be made on the basis of ascending interest rates; and

               (iv) the requesting Borrower may not accept any offer that is described in subsection 2.03(d)(iii) or that otherwise fails to comply with the requirements of this Agreement.

A Notice of Money Market Borrowing given by the requesting Borrower shall be irrevocable. The failure by the requesting Borrower to provide the Agent with timely notice of acceptance or non-acceptance shall be deemed to be a rejection of all Money Market Quotes referred to above.

          (g) Allocation by Agent. If offers are made by two or more Banks with the same interest rates for a greater aggregate principal amount than the amount in respect of which such offers are accepted for the related Interest Period, the principal amount of Money Market Loans in respect of which such offers are accepted shall be allocated by the Agent among such Banks as nearly as possible (in multiples of $1,000,000, as the Agent may deem appropriate) in proportion to the aggregate principal amounts of such offers. Determinations by the Agent of the amounts of Money Market Loans shall be conclusive in the absence of manifest error.

          (h) Notice to Quoting Banks. The Agent shall promptly notify each quoting Bank whether or not its Money Market Quote has been accepted (and if so, in what amount and at what interest rate) by facsimile transmission sent by the Agent, and each successful quoting Bank will thereupon become bound, subject to the other applicable conditions hereof, to make the Money Market Loan in respect of which its Money Market Quote has been accepted.

               (i) Multiple Money Market Quote Requests. A Money Market Quote Request shall not be made within five Euro-Dollar Business Days after the date of any previous Money Market Quote Request.

          SECTION 2.04.  Notice to Banks; Funding of Loans.
                         ---------------------------------

          (a) Upon receipt of a Notice of Borrowing, the Agent shall promptly notify each Bank of the contents thereof and of such Bank's share (if any) of such Borrowing and such Notice of Borrowing shall not thereafter be revocable by the Borrower.

          (b) Not later than 2:00 P.M. (New York City time) on the date of each Borrowing, each Bank participating therein shall make available its share of such Borrowing, in Federal or other funds immediately available in New York, New York, to Chase at its address specified in or pursuant to Section 9.01. Unless Chase determines that any applicable condition specified in Article III has not been satisfied, Chase will deposit the funds so received from the Banks on the day received in the applicable Borrower's Designated Deposit Account.

          (c) Unless the Agent shall have received notice from a Bank prior to the date of (or, in the case of a Base Rate Borrowing, prior to 11:00 A.M. (New York City time) on the date of) any Borrowing that such Bank will not make available to the Agent such Bank's share of such Borrowing, the Agent may assume that such Bank has made such share available to the Agent on the date of such Borrowing in accordance with subsection (b) of this Section 2.04 and the Agent may, in reliance upon such assumption, make available to the applicable Borrower on such date a corresponding amount. If and to the extent that such Bank shall not have so made such share available to the Agent, such Bank and the applicable Borrower severally agree to repay to the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to such Borrower until the date such amount is repaid to the Agent, at (i) in the case of such Borrower, a rate per annum equal to the higher of the Federal Funds Effective Rate and the interest rate applicable thereto pursuant to Section 2.07 and (ii) in the case of such Bank, the Federal Funds Effective Rate. If such Bank shall repay to the Agent such corresponding amount, such amount so repaid shall constitute such Bank's Loan included in such Borrowing for purposes of this Agreement.

          SECTION 2.05. Notes. (a) The Loans of each Bank to each Borrower shall be evidenced by (i) one Note of such Borrower payable to the order of such Bank for the account of its Applicable Lending Office in an amount equal to the aggregate unpaid principal amount of such Bank's Loans to such Borrower pursuant to the 364-Day Revolver and (ii) one Note of such Borrower payable to the order of such Bank for the account of its Applicable Lending Office in an amount equal to the aggregate unpaid principal amount of such Bank's Loans to such Borrower pursuant to the Multi-Year Revolver.

          (b) Each Bank may, by notice to the Borrowers and the Agent, request that its Loans of a particular type to a Borrower be evidenced by a separate Note of such Borrower in an amount equal to the aggregate unpaid principal amount of such Loans, in which case any Note then held by such Bank that would otherwise evidence Loans of such type shall be appropriately modified to reflect the fact that it does not evidence Loans of such type. Each such Note shall be in substantially the form of Exhibit A-1 or Exhibit A-2 hereto, as the case may be, with appropriate modifications to reflect the fact that it evidences solely Loans of the relevant type. Each reference in this Agreement to a "Note" or the "Notes" of such Bank shall be deemed to refer to and include any or all of such Notes, as the context may require.

          (c) Upon receipt of each Bank's Notes pursuant to Section 3.01(b), the Agent shall deliver such Notes by hand or overnight courier to such Bank. Each Bank shall record the date and amount of each Loan made by it to a Borrower and the date and amount of each payment of principal made by such Borrower with respect thereto, and prior to any transfer of its Note of a Borrower, shall endorse on the schedule forming a part thereof appropriate notations to evidence the foregoing information with respect to each such Loan to such Borrower then outstanding; provided that the failure of any Bank to make any such recordation or endorsement shall not affect the obligations of such Borrower hereunder or under the Notes. Each Bank is hereby irrevocably authorized by each Borrower so to endorse the Note of such Borrower and to attach to and make a part of the Note of such Borrower a continuation of any such schedule as and when required.

          (d) Upon receipt of an affidavit of an officer of a Bank as to the loss, theft, destruction or mutilation of a Note and, in the case of any such loss, theft, destruction or mutilation, upon cancellation of such Note, and such Bank's unsecured agreement of indemnity concerning any claim under such canceled Note, the applicable Borrower will issue, in lieu thereof, a replacement Note in the same principal amount thereof and otherwise of like tenor.

          SECTION 2.06. Maturity of Loans. (a) Each Committed Loan included in any Committed Borrowing under the Multi-Year Revolver shall mature, and the principal amount thereof shall be due and payable, on the Multi-Year Termination Date. Each Committed Loan included in any Committed Borrowing under the 364-Day Revolver shall mature, and the principal amount thereof shall be due and payable, on the date (the "Final Maturity Date"), which at the Borrowers' option shall be the later of (i) the last Expiration, as determined in accordance with
Section 2.06(b), or (ii) the first anniversary of such Expiration. If the Borrowers choose the first anniversary of the last Expiration of the 364-Day Revolver as the Final Maturity Date, no additional Borrowings shall be permitted under the 364-Day Revolver between such Expiration and the Final Maturity Date.

          (b) The Borrowers may request one or more 364-day extensions of the Expiration of the 364-Day Revolver by delivering written notice thereof to the Agent no more than 60 and no less than 45 days before the then current Expiration. The Banks, in their sole discretion, may but shall not be obligated to agree to each such extension. The Banks shall advise the Borrowers of their respective decisions 30 days prior to the applicable Expiration, and if more than 50% of the Banks agree to extend, the 364-Day Revolver Termination Date will be extended until the 364th day after the then current Expiration. Non-consenting Banks shall exit the Facility, and the outstandings on their respective Commitments under such Facility shall be paid by the Borrowers, on the 364-Day Revolver Termination Date as in effect prior to such extension. The 364-Day Revolver will automatically be reduced by the non-consenting Banks' Commitments under such Facility, but such non-consenting Banks may be replaced by the Borrowers at any time prior to maturity with the assistance of and upon consultation with the Agent.

          (c) The Multi-Year Termination Date shall not be extended except in accordance with the provisions of Section 9.05 hereof.

          (d) Each Money Market Loan included in any Money Market Borrowing shall mature, and the principal amount thereof shall be due and payable, on the last day of the Interest Period applicable to such Borrowing.

          SECTION 2.07. Interest Rates. (a) Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the Base Rate for such day. Such interest shall be payable quarterly in arrears on each Quarterly Date, on the applicable Termination Date, and on the date such Base Rate Loan is converted to a Euro-Dollar Loan.

          (b)  Intentionally omitted.

          (c) Each Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof, for each day during each Interest Period applicable thereto, at a rate per annum equal to the sum of the Applicable Euro-Dollar Margin applicable on such day plus the Euro-Dollar Rate applicable for such Interest Period plus the Applicable Usage Fee. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, at intervals of three months after the first day thereof.

          "Applicable Euro-Dollar Margin" means, for any day on which such margin is calculated, the Applicable Euro-Dollar Margin set forth in the Ratings Levels on the Pricing Grid attached as Exhibit L hereto that corresponds to the Rating Level of the particular Eligible Borrower on such day. Only the Rating Level of the particular Eligible Borrower shall apply to the Borrowings of such Eligible Borrower. The Rating Level of each such Eligible Borrower shall be determined as follows:

          (i) if S&P and/or Moody's has assigned a rating to the senior unsecured long- term debt of such Eligible Borrower, then the Rating Level of such Eligible Borrower shall be determined based on the highest senior unsecured long- term debt rating of such Eligible Borrower; and

          (ii) if neither S&P nor Moody's has assigned a rating to the senior unsecured long-term debt of such Eligible Borrower, then the Rating Level of such Eligible Borrower shall be determined based on the highest public commercial paper rating of such Eligible Borrower as provided by S&P or Moody's.

          The "Euro-Dollar Rate" shall mean, as applicable to any Euro-Dollar Loan (or any Money Market Loan based on a Euro-Dollar Rate), the rate per annum (rounded upward, if necessary, to the nearest 1/32 of one percent) as determined on the basis of the offered rates for deposits in U.S. dollars, for a period of time comparable to such Euro-Dollar Loan which appears on the Telerate page 3750 as of 11:00 a.m. London time on the day that is two (2) Euro-Dollar Business Days preceding the first day of such Euro-Dollar Loan; provided, however, if the rate described above does not appear on the Telerate System on any applicable interest determination date, the Euro-Dollar Rate shall be the rate (rounded upwards as described above, if necessary) for deposits in U.S. dollars for a period substantially equal to the Interest Period on the Reuters Page "LIBO" (or such other page as may replace the LIBO Page on that service for the purpose of displaying such rates), as of 11:00 a.m. (London time), on the day that is two
(2) Euro-Dollar Days prior to the beginning of such Interest Period.

          If both the Telerate and Reuters system are unavailable, then the rate for that date will be determined on the basis of the offered rates for deposits in U.S. dollars for a period of time comparable to such Euro-Dollar Loan which are offered by four major banks in the London interbank market, or such other eurodollar interbank market as may be selected by the Agent in its sole discretion acting in good faith, at approximately 11:00 a.m. London time or local time of such other market, on the day that is two (2) Euro-Dollar Business Days preceding the first day of such Euro-Dollar Loan as selected by the Agent. The principal London office of each of the four major London banks will be requested to provide a quotation of its U.S. dollar deposit offered rate. If at least two such quotations are provided, the rate for that date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that date will be determined on the basis of the rates quoted for loans in U.S. dollars to leading European banks for a period of time comparable to such Euro-Dollar Loan offered by major banks in New York City at approximately 11:00 a.m. New York City time, on the day that is two (2) Euro-Dollar Business Days preceding the first day of such Euro-Dollar Loan. In the event that the Agent is unable to obtain any such quotation as provided above, it will be deemed that the Euro-Dollar Rate for purposes of a Euro-Dollar Loan cannot be determined. In the event that the Board of Governors of the Federal Reserve System shall impose a Euro-Dollar Reserve Percentage with respect to Euro-Dollar Rate deposits of the Banks, then for any period during which such Euro-Dollar Reserve Percentage shall apply, the Euro-Dollar Rate shall be equal to the amount determined above divided by an amount equal to 1 minus the Euro-Dollar Reserve Percentage.

          The "Applicable Usage Fee" shall be payable only with respect to Euro-Dollar Loans outstanding hereunder for each day on which a payment of interest on a Euro-Dollar Loan is due and the Utilization Ratio is greater than 0.50:1.00. The "Utilization Ratio" means the ratio of (i) the aggregate principal amount of the Loans outstanding under both Facilities on the day such interest payment is due to (ii) the aggregate amount of Commitments under both Facilities on the day such interest payment is due. The Applicable Usage Fee shall be determined by the Rating Level of the Eligible Borrower that yields the highest Applicable Usage Fee. Applicable Usage Fees shall be payable quarterly in arrears on each Quarterly Date and on the applicable Termination Date.

          (d) Any overdue principal of or interest on any Euro-Dollar Loan shall bear interest, payable on demand, for each day from and including the date payment thereof was due to but excluding the date of actual payment, at a rate per annum equal to the sum of 2% plus the Applicable Euro-Dollar Margin applicable on such day plus the higher of (i) the Euro-Dollar Rate applicable to such Loan and (ii) the average (rounded upward, if necessary, to the next higher 1/32 of 1%) of the respective rates per annum at which one day (or, if such amount due remains unpaid more than three Euro-Dollar Business Days, then for such other period of time not longer than three months as the Agent may select) deposits in dollars in an amount approximately equal to such overdue payment due to each of the Euro-Dollar Reference Banks are offered to such Euro-Dollar Reference Bank in the London interbank market or such other eurodollar interbank market as may be selected by the Agent in its sole discretion acting in good faith for the applicable period determined as provided above (or, if the circumstances described in clause (a) or (b) of Section 8.01 shall exist, at a rate per annum equal to the sum of 2% plus the rate applicable to Base Rate Loans for such day).

          (e) Subject to Section 8.01(a), each Money Market Loan shall bear interest on the outstanding principal amount thereof, for each day during the Interest Period applicable thereto, at a rate per annum equal to the interest rate quoted by the Bank making such Loan in accordance with Section 2.03. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, at intervals of three months after the first day thereof.

          (f) The Agent shall determine each interest rate applicable to the Loans hereunder. The Agent shall give prompt notice to the applicable Borrower and the participating Banks by telex or facsimile of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

          (g) Each Euro-Dollar Reference Bank agrees to use its best efforts to furnish quotations to the Agent as contemplated by this Section. If any Euro-Dollar Reference Bank does not furnish a timely quotation, the Agent shall determine the relevant interest rate on the basis of the quotation or quotations furnished by the remaining Euro-Dollar Reference Bank or Banks or, if none of such quotations is available on a timely basis, the provisions of Section 8.01 shall apply.

          SECTION 2.08. Facility Fee. The Borrowers shall pay to the Agent for the account of the Banks ratably a facility fee ("Facility Fee") with respect to each Facility at the rate determined in accordance with the Pricing Grid attached as Exhibit L hereto. Such Facility Fee shall accrue from and including the Signing Date to but excluding the last to occur of the Expiration of the 364-Day Revolver and the expiration of the Multi-Year Revolver (or, if later, the date the Loans shall be repaid in their entirety), on the total amount of Commitments under the 364-Day Revolver and the Multi-Year Revolver, respectively. Accrued fees under this Section shall be payable quarterly in arrears on each Quarterly Date and upon the date of termination of the Commitments in their entirety (and, if later, the date the Loans shall be repaid in their entirety). The Facility Fee relating to each Facility shall be calculated based on the average daily total commitment amount of such Facility and shall be determined by the Rating

Level of the Eligible Borrower that yields the highest Facility Fee with respect to such Facility. The obligation of the Borrowers to pay Facility Fees shall be joint and several.

          SECTION 2.09. Optional Termination or Reduction of Commitments. (a) At any time prior to the Termination Date, the Borrowers may, upon at least three Base Rate Business Days' notice to the Agent, (i) terminate the Commitments in full at any time, if no Loans are outstanding at such time, or
(ii) ratably reduce from time to time by (A) an aggregate amount of $25,000,000,
(B) any larger multiple of $25,000,000 or (C) the full amount thereof, the aggregate amount of the Commitments in excess of the aggregate outstanding principal amount of the Loans.

          (b) Upon receipt of a notice of termination or reduction pursuant to this Section, the Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share of such reduction and such notice shall not thereafter be revocable by either Borrower.

          SECTION 2.09A. Optional Increase of Commitments. (a) At any time prior to the last Expiration of the 364-Day Revolver, as determined in accordance with Section 2.06(b), but in no event more than once during any consecutive twelve month period, the Borrowers shall have the right to increase the aggregate Commitments under the 364-Day Revolver in integral multiples of $25,000,000, but not to exceed $250,000,000 in the aggregate, by adding to the Agreement one or more other Banks, or by increasing the Commitments under the 364-Day Revolver of one or more existing Banks, in each case with the approval of the Agent, which approval shall not be unreasonably withheld. No existing Bank's Commitment under the 364-Day Revolver shall be increased without such Bank's written consent. The Borrowers shall not have the right to increase the 364-Day Revolver during the period, if any, from the last Expiration of the 364-Day Revolver, as determined in accordance with Section 2.06(b), to the Final Maturity, as determined in accordance with Section 2.06(a).

          (b) At any time prior to the Multi-Year Termination Date, but in no event more than once during any consecutive twelve month period, the Borrowers shall have the right to increase the aggregate Commitments under the Multi-Year Revolver in integral multiples of $25,000,000, but not to exceed $250,000,000 in the aggregate, by adding to the Agreement one or more other Banks, or by increasing the Commitments of one or more existing Bank, in each case with the approval of the Agent, which approval shall not be unreasonably withheld. No existing Bank's Commitment under the Multi-Year Revolver shall be increased without such Bank's written consent.

          (c) Notwithstanding the rights of the Borrowers specified in Section 2.09A(a) and Section 2.09A(b), the increase in the aggregate Commitments under either the 364-Day Revolver or the Multi-Year Revolver shall be effective only if, with respect to each such increase:

               (i) the Borrowers shall have given the Agent notice of any such increase at least three Base Rate Business Days prior to the date on which such increased commitment is to be effective (the "Increased Commitment Date");

               (ii) no Event of Default shall have occurred and be continuing as of the date of the notice referred to in the foregoing clause (i) or on the Increased Commitment Date; and

               (iii) on the Increased Commitment Date, JHFS's public commercial paper rating and JHLIC's senior unsecured long-term debt rating from S&P or Moody's are each no lower than one Rating Level below the corresponding rating from S&P or Moody's, in the case of JHFS, in effect on the day JHFS becomes an Eligible Borrower, and, in the case of JHLIC, in effect on the Effective Date.

         SECTION 2.10. Method of Electing Interest Rates. (a) The Loans included in each Committed Borrowing shall bear interest initially at the type of rate specified by the applicable Borrower in the applicable Notice of Committed Borrowing. Thereafter, such Borrower may from time to time elect to change or continue the type of interest rate borne by each Group of Loans made to such Borrower (subject in each case to the provisions of Article VIII), as follows:

               (i) if such Loans are Base Rate Loans, such Borrower may elect to convert such Loans to Euro-Dollar Loans as of any Euro-Dollar Business Day; and

               (ii) if such Loans are Euro-Dollar Loans, such Borrower may elect to convert such Loans to Base Rate Loans or elect to continue such Loans as Euro-Dollar Loans for an additional Interest Period, in each case effective on the last day of the then current Interest Period applicable to such Loans.

Each such election shall be made by delivering a notice executed on behalf of the applicable Borrower by its Authorized Officers (a "Notice of Interest Rate Election") to the Agent at least three Euro-Dollar Business Days before the conversion or continuation selected in such notice is to be effective (unless the relevant Loans are to be continued as Base Rate Loans of the same type for an additional Interest Period, in which case such notice shall be delivered to the Agent at least three Base Rate Business Days before such conversion or continuation is to be effective). A Notice of Interest Rate Election may, if it so specifies, apply to only a portion of the aggregate principal amount of the relevant Group of Loans; provided that (i) such portion is allocated ratably among the Loans comprising such Group and (ii) the portion to which such Notice applies, and the remaining portion to which it does not apply, are each $25,000,000 or any larger multiple of $1,000,000.

          (b) Each Notice of Interest Rate Election shall specify:

          (i) the Group of Loans (or portion thereof) to which such notice applies;

          (ii) the date on which the conversion or continuation selected in such notice is to be effective, which shall comply with the applicable clause of subsection (a) above;

          (iii) if the Loans comprising such Group are to be converted, the new type of Loans and, if such new Loans are Euro-Dollar Loans, the duration of the initial Interest Period applicable thereto; and

          (iv) if such Loans are to be continued as Euro-Dollar Loans for an additional Interest Period, the duration of such additional Interest Period.

Each Interest Period specified in a Notice of Interest Rate Election shall comply with the provisions of the definition of Interest Period.

          (c) Upon receipt of a Notice of Interest Rate Election from a Borrower pursuant to subsection (a) above, the Agent shall promptly notify each Bank of the contents thereof and such notice shall not thereafter be revocable by such Borrower. If a Borrower fails to deliver a timely Notice of Interest Rate Election to the Agent for any Group of Euro-Dollar Loans made to such Borrower, such Loans shall be converted into Base Rate Loans on the last day of the then current Interest Period applicable thereto.

          SECTION 2.11. Optional Prepayments. (a) A Borrower may, upon at least one Base Rate Business Day's notice to the Agent, prepay a Group of Base Rate Loans (or a Money Market Loan bearing interest at the Base Rate pursuant to
Section 8.01(a)) made to such Borrower in whole at any time, or from time to time in part in amounts aggregating $25,000,000 or any larger multiple of $1,000,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Each such optional prepayment shall be applied to prepay ratably the Loans of the several Banks included in such Group or Borrowing.

          (b) A Borrower may, upon at least three Euro-Dollar Business Days' notice to the Agent, prepay a Group of Euro-Dollar Loans made to such Borrower on the last day of any Interest Period applicable to such Group, in whole at any time, or from time to time in part in amounts aggregating $25,000,000 or any larger multiple of $1,000,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Each such optional prepayment shall be applied to prepay ratably the Loans of the several Banks included in such Group.

          (c) Except as provided in subsection (a) above, a Borrower may not prepay all or any portion of the principal amount of any Money Market Loan prior to the maturity thereof; provided, however, that a Borrower may prepay an individual Bank's portion of the principal amount of any Money Market Loan with the consent of such Bank.

          (d) Upon receipt of a notice of prepayment pursuant to this Section, the Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share (if any) of such prepayment and such notice shall not thereafter be revocable by either Borrower.

          SECTION 2.12.  General Provisions as to Payments.
                         ---------------------------------

          (a) The Borrowers shall make each payment of principal of, and interest on, the Loans and of fees hereunder, not later than 12:00 Noon (New York City time) on the date when due, in Federal or other funds immediately available in New York, New York, to Chase at its address referred to in Section 9.01. The Agent will promptly distribute to each Bank its ratable share of each such payment received by the Agent for the account of the Banks. Whenever any payment of principal of, or interest on, the Base Rate Loans or of fees shall be due on a day which is not a Base Rate Business Day, the date for payment thereof shall be extended to the next succeeding Base Rate Business Day. Whenever any payment of principal of, or interest on, the Euro-Dollar Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Euro-Dollar Business Day. Whenever any payment of principal of, or interest on, the Money Market Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Euro-Dollar Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

          (b) Unless the Agent shall have received notice from a Borrower prior to the date on which any payment is due from such Borrower to the Banks hereunder that such Borrower will not make such payment in full, the Agent may assume that such Borrower has made such payment in full to the Agent on such date and the Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount, if any, then due such Bank from such Borrower. If and to the extent that such Borrower shall not have so made such payment, each Bank shall repay to the Agent forthwith on demand such amount, if any, distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Agent, at the Federal Funds Effective Rate.

          SECTION 2.13. Funding Losses. If a Borrower makes any payment of principal with respect to any Euro-Dollar Loan or any Euro-Dollar Loan is converted to a Base Rate Loan (pursuant to Article VI or VIII or otherwise) on any day other than the last day of an Interest Period applicable thereto, or the end of an applicable period fixed pursuant to Section 2.07(d), or if a Borrower fails to borrow or prepay any Euro-Dollar Loans after notice has been given to any Bank in accordance with Section 2.04(a) or 2.11(d), as applicable, such Borrower shall reimburse each Bank within 15 days after demand for any resulting loss or expense incurred by it (or by an existing or prospective Participant in the related Loan), including (without limitation) any loss incurred in obtaining, liquidating or employing deposits from third parties, but excluding loss of margin for the period after any such payment or conversion or failure to borrow or prepay, provided that such Bank shall have delivered to such Borrower a certificate signed by an officer of such Bank with knowledge of and responsibility for such matters which sets forth the amount of such loss or expense and a reasonable explanation of the basis therefor, which certificate shall be conclusive in the absence of manifest error.

          SECTION 2.14. Computation of Interest and Fees. (a) Interest on Base Rate Loans, Money Market Loans, Facility Fee, Applicable Usage Fee and other fee calculations shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and paid for the actual number of days elapsed (including the first day but excluding the last day). Interest on Euro-Dollar Loans shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).

          (b) Any overdue principal of or interest on any Base Rate Loan and Money Market Loan, respectively, shall bear interest, payable on demand, for each day until paid at a rate per annum equal to 2% plus the interest rate otherwise applicable to Base Rate Loans and Money Market Loans, respectively, for such day. Any overdue principal of or interest on any Euro-Dollar Loans shall bear interest, payable on demand, for each day until paid at the rate specified in Section 2.07(d).

          (c) From and after an Event of Default, the interest rate applicable to each Base Rate Loan, Euro-Dollar Loan and Money Market Loan shall be increased by 200 basis points over the interest rate otherwise applicable without regard to any overdue, default or penalty interest or charges; provided, however, that in no event shall the total interest rate after a Default or Event of Default be increased by more than 200 basis points on account of this provision in combination with any other provision of this Agreement, including without limitation Sections 2.07(d) and 2.14(b).

          SECTION 2.15. Withholding Tax Exemption. (a) At least five Base Rate Business Days prior to the first date on which interest or fees are payable by any Borrower hereunder for the account of any Bank, each Bank that is not incorporated under the laws of the United States of America or a state thereof agrees that it will deliver to each of the Borrowers and the Agent two duly completed copies of United States Internal Revenue Service Forms W-8 BEN, W-8 ECI or W-8 IMY, as applicable (or successor forms), certifying in each case that such Bank is entitled to receive payments from each Borrower under this Agreement and the Notes without deduction or withholding of any United States federal income taxes. Each Bank which so delivers a Form W-8 BEN, W-8 ECI or W-8 IMY further undertakes to deliver to each of the Borrowers and the Agent two additional copies of such form (or a successor form) on or before the date that such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Borrowers or the Agent, in each case certifying that such Bank is entitled to receive payments from each Borrower under this Agreement and the Notes without deduction or withholding of any United States federal income taxes, unless an event (including, without limitation, any change in any treaty, law or regulation or in the interpretation or administration thereof) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Bank from duly completing and delivering any such form with respect to it and such Bank advises the Borrowers and the Agent that it is not capable of receiving such payments without any deduction or withholding of United States federal income tax.

          (b) Payments Free and Clear. Any and all payments by the Borrowers under this Agreement or the Notes shall be made free and clear of and without deduction for any and all present or future taxes, franchise or excise taxes, levies, imposts, deductions, charges or withholding imposed by the United States, and all liabilities with respect thereto excluding, (i) in the case of each Bank and the Agent, income and franchise taxes on net income (including any so-called branch profits taxes) imposed by the jurisdiction under the laws of which such Bank or the Agent (as the case may be) is organized or is, or should be (as evidenced by a final, non-appealable determination by the relevant taxing authority or other governmental authority), qualified to do business or any political subdivision thereof and (ii) in the case of each Bank, income and franchise taxes on net income (including any so-called branch profits taxes) imposed by the jurisdiction of such Bank's lending office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Non- Excluded Taxes"). If any Borrower shall be required by law to deduct any Non- Excluded Taxes from or in respect of any sum payable under this Agreement or any Note to any Bank or the Agent, (A) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.15) such Bank or the Agent (as the case may be) receives an amount equal to the amount such party would have received had no such deductions been made, (B) such Borrower shall make such deductions, and (C) such Borrower shall pay the full amount deducted to the relevant taxing authority or other authority in accordance with applicable law. Amounts payable under this Section 2.15 shall not duplicate amounts payable under Section 8.03 of this Agreement.

          (c) Indemnity. Each Borrower shall indemnify each Bank and the Agent for the full amount of Non-Excluded Taxes (including, without limitation, any Non- Excluded Taxes imposed by any jurisdiction on amounts payable under this
Section 2.15) paid by such Bank or the Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Non-Excluded Taxes were correctly or legally assessed. Such indemnification shall be made within 30 days from the date such Bank or the Agent (as the case may be) makes written demand therefor.

          (d) For any period with respect to which a Bank has failed to provide any Borrower with the appropriate form described in Subsection 2.15(a) above (other than if such failure is due to a change in law occurring subsequent to the date on which a form originally was required to be provided, or if such form otherwise is not required under Subsection 2.15(a) above), such Bank shall not be entitled to any additional payments from such Borrower under Section 2.15 with respect to Non-Excluded Taxes imposed by the United States by reason of such failure; provided, however, that should a Bank become subject to Non-Excluded Taxes because of its failure to deliver a form required hereunder, such Borrower shall take such steps as the Bank reasonably shall request to assist the Bank to recover such Non-Excluded Taxes.

          (e) Each Bank or the Agent, as applicable, shall make reasonable efforts to claim any allowable refund or credit with respect to any Non-Excluded Taxes. If a Bank or the Agent receives a refund in respect to any Non-Excluded Taxes as to which it has been indemnified by any Borrower or with respect to which such Borrower has paid additional amounts pursuant to Section 2.15, it shall, if no Event of Default has occurred and is continuing, within 30 days from the date of such receipt pay over the amount of such refund to such Borrower, net of all reasonable out-of-pocket expenses of such Bank or the Agent and without interest (other than interest paid by the relevant taxation authority with respect to such refund); provided that such Borrower, upon the written request of such Bank of the Agent, agrees to repay promptly the amount paid over to such Borrower to such Bank or the Agent in the event such Bank or the Agent is required to repay such refund to such taxation authority.

          (f) Each Bank will promptly notify the Borrowers and the Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section 2.15 and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. A certificate of any Bank claiming compensation under this Section 2.15 and setting forth the additional amount or amounts to be paid to it hereunder that is signed by an officer of such Bank with knowledge of and responsibility for such matters and that sets forth such amount or amounts and a reasonable explanation of the basis therefor shall be conclusive in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

          SECTION 2.16. Regulation D Compensation. For so long as any Bank is required, or is requested by any applicable regulatory authority, to maintain and does maintain reserves against "Eurocurrency liabilities" (or any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans or Money Market Loans based on a Euro-Dollar Rate is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of such Bank to United States residents), and as a result the cost to such Bank (or its Euro-Dollar Lending Office or Money Market Lending Office, as the case may be) of making or maintaining its Euro-Dollar Loans or Money Market Loans is increased, then such Bank may require the applicable Borrower to pay, contemporaneously with each payment of interest on the Euro-Dollar Loans or Money Market Loans made to such Borrower, additional interest on the related Euro-Dollar Loan or Money Market Loan of such Bank for each day on which such Bank maintains such reserves at a rate per annum up to but not exceeding the excess of (i) (A) the Euro-Dollar Rate applicable to such Loan divided by (B) one minus the Euro-Dollar Reserve Percentage for such day over (ii) the Euro-Dollar Rate applicable to such Loan. Any Bank wishing to require payment of such additional interest (x) shall so notify the applicable Borrower and the Agent, in which case such additional interest on the Euro-Dollar Loans and Money Market Loans of such Bank shall be payable to such Bank at the place indicated in such notice with respect to each Interest Period commencing at least three Euro-Dollar Business Days after the giving of such notice and (y) shall furnish to the applicable Borrower at least five Euro-Dollar Business Days prior to each date on which interest is payable on the Euro-Dollar Loans or Money Market Loans made to the applicable Borrower a certificate signed by an officer of such Bank with knowledge of and responsibility for such matters setting forth the amount to which such Bank is then entitled from such Borrower under this Section (which shall be consistent with such Bank's good faith estimate of the level at which the related reserves are maintained by it) and a reasonable explanation of the basis therefor. Each such certificate shall be accompanied by such information as the applicable Borrower may reasonably request as to the computation set forth therein.

                                   ARTICLE III

                                   CONDITIONS

          SECTION 3.01. Effectiveness. This Agreement shall become effective on the date that each of the following conditions shall have been satisfied (or waived in accordance with Section 9.05):

          (a) receipt by the Agent of counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Agent in form satisfactory to it of telegraphic, telex or other written confirmation from such party of the execution and delivery of a counterpart hereof by such party);

          (b) receipt by the Agent for the account of each Bank of a duly executed Note of each Borrower for each Facility dated on or before the Effective Date complying with the provisions of Section 2.05;

          (c) the fact that all amounts payable by the Borrowers on or before the Effective Date (including the fees then payable, if any, pursuant to Section 2.08) shall have been paid in full;

          (d) receipt by the Agent of a copy of the Support Agreement, certified by JHLIC to be a true and complete copy thereof and to then be in full force and effect;

          (e) receipt by the Agent of an opinion of Alan R. Seghezzi, Second Vice President and Counsel of JHLIC, substantially in the form of Exhibit D hereto and covering such additional matters relating to the transactions contemplated hereby as the Required Banks may reasonably request;

          (f) receipt by the Agent of an opinion of Goulston & Storrs, P.C., special counsel for the Agent, substantially in the form of Exhibit E hereto and covering such additional matters relating to the transactions contemplated hereby as the Required Banks may reasonably request;

          (g) receipt by the Agent of all documents it may reasonably request relating to the existence of each Borrower, the corporate authority for and the validity of this Agreement and the Notes, and any other matters relevant hereto, all in form and substance satisfactory to the Agent; and

          (h) receipt by the Agent of satisfactory evidence of termination of both the existing $500,000,000 revolving credit agented by BankBoston, N.A. and the existing $500,000,000 revolving credit agented by Morgan Guaranty Trust Company of New York;

provided that this Agreement shall not become effective or be binding on any party hereto unless all of the foregoing conditions are satisfied not later than August 3, 2000. The Agent shall promptly notify the Borrowers and the Banks of the Effective Date, and such notice shall be conclusive and binding on all parties hereto.

          SECTION 3.02. Borrowings. The obligation of any Bank to make a Loan on the occasion of any Borrowing is subject to the satisfaction of the following conditions:

          (a)  receipt by the Agent of a Notice of Borrowing as required by
      Section 2.02 or Section 2.03, as the case may be;

          (b) the fact that, immediately after such Borrowing, the aggregate outstanding principal amount of the Loans will not exceed the aggregate amount of the Commitments under the applicable Facility;

          (c) the fact that, immediately before and after such Borrowing, no Default shall have occurred and be continuing;

          (d) the fact that the representations and warranties of each Borrower contained in this Agreement and, if JHFS or JHLIC shall have executed and delivered a Company Assumption Agreement or a Guarantee Agreement, in such Company Assumption Agreement or Guarantee Agreement, as the case may be, shall be true on and as of the date of such Borrowing; and

          (e) the fact that (i) the Support Agreement shall not have been terminated pursuant to Section (8) thereof or otherwise and (ii) a notice of termination pursuant to Section (9) of the Support Agreement shall not have been given by either party thereto, unless, in either case, JHFS or JHLIC shall have, prior thereto, executed and delivered a Company Assumption Agreement or a Guarantee Agreement or JHCC shall have been terminated as a Borrower hereunder pursuant to Section 9.09.

Each Borrowing hereunder shall be deemed to be a representation and warranty by the Borrowers on the date of such Borrowing as to the facts specified in clauses
(b), (c), (d) and (e) of this Section.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

          Each Borrower severally represents and warrants, but only with respect to itself, that:

          SECTION 4.01. Existence and Power. (a) It is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted. (b) Each Material Subsidiary of such Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

          SECTION 4.02. Authorization; No Contravention. The execution, delivery and performance by such Borrower of this Agreement, the Support Agreement (to the extent a party thereto) and its Notes are within such Borrower's powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or such Borrower's charter or by-laws or of any agreement, judgment, injunction, order, decree or other instrument binding upon such Borrower or result in or require the creation or imposition of any Lien on any asset of JHFS, JHLIC or any Material Subsidiary of such Borrower.

          SECTION 4.03. Binding Effect. Each of this Agreement and, unless JHFS or JHLIC shall have executed and delivered a Company Assumption Agreement or a Guarantee Agreement, the Support Agreement constitutes a valid and binding agreement of such Borrower, to the extent a party thereto, and the Notes of such Borrower, when executed and delivered in accordance with this Agreement, will constitute valid and binding obligations of such Borrower.

          SECTION 4.04. Title to Properties. Such Borrower has good and marketable title to its properties, assets and rights of every name and nature now purported to be owned by it, the absence of which would have a Material Adverse Effect with respect to such Borrower, free from all liens prohibited by this Agreement, except for those defects in title and Liens that would not have a Material Adverse Effect.

          SECTION 4.05.  Financial Information.
                         ---------------------

          (a) (i) The Annual Statement of JHLIC as of December 31, 1999, as filed with the Insurance Department of the Commonwealth of Massachusetts, together with the related exhibits, schedules and explanations therein contained or thereto annexed, copies of which have been delivered or made available to each of the Banks, are a full and true statement of all assets and liabilities and of the condition and affairs of JHLIC as of such date and of its income and deductions therefrom for the year then ended (within the meaning of applicable regulations and practices of the Insurance Department of the Commonwealth of Massachusetts), and such Annual Statement is accompanied by an opinion of the Corporate Actuary of JHLIC to the effect that the amounts carried in the balance sheet of JHLIC contained therein of certain actuarial items (A) are computed in accordance with commonly accepted actuarial standards consistently applied and are fairly stated in accordance with sound actuarial principles, (B) are based on actuarial assumptions which are in accordance with or stronger than those called for in policy provisions, (C) meet the requirements of the insurance laws of Massachusetts, (D) make a good and sufficient provision for all unmatured obligations of JHLIC guaranteed under the terms of the policies included in such items, (E) are computed on the basis of assumptions consistent with those used in computing the corresponding items in the Annual Statement as of the preceding year end (except as required or permitted under applicable regulations of the Insurance Department of the Commonwealth of Massachusetts) and (F) include provision for all actuarial reserves and related statement items which ought to be established; and (ii) the audited statutory basis statements of financial position of JHLIC as of December 31, 1999 and the related summary of operations and changes in policyholders' contingency reserves and statement of cash flows for the fiscal year then ended, reported on by Ernst & Young, a copy of which has been, in each case, delivered or made available to each of the Banks, fairly present, in conformity with GAAP and reporting practices prescribed or permitted by insurance regulatory authorities, the financial position of JHLIC at such date and the results of operations and changes in policyholders' contingency reserves and cash flows of JHLIC for such year.

          (b) The audited balance sheet of JHCC as of December 31, 1999 and the related statements of income and retained earnings and cash flows for the fiscal year then ended, reported on by Ernst & Young, a copy of which has been, in each case, delivered or made available to each of the Banks, fairly present, in conformity with GAAP, the financial position of JHCC as of such date and its results of operations and cash flows for such fiscal year.

          (c) The unaudited consolidated balance sheet of JHFS and its consolidated subsidiaries as of March 31, 2000 and the related consolidated statements of operations, shareholder's equity and cash flows for the fiscal quarter then ended, a copy of which has been, in each case, delivered or made available to each of the Banks, fairly present, in conformity with GAAP, the consolidated financial position of JHFS and its consolidated subsidiaries as of such date and the consolidated results of operations and cash flows of JHFS and its consolidated subsidiaries for such fiscal quarter.

          (d) Except as disclosed in JHFS' Form 10-K for the year ended December 31, 1999 or JHFS' Form 10-Q for the quarter ended March 31, 2000, from but excluding December 31, 1999 through the Effective Date, there has been no material adverse change in the business, financial position, results of operations or prospects of such Borrower.

          SECTION 4.06. Litigation. There is no action, suit or proceeding pending against, or to the knowledge of such Borrower threatened against or affecting, it or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official (i) which, except as disclosed in JHFS' Form 10-K for the year ended December 31, 1999 or JHFS' Form 10-Q for the quarter ended March 31, 2000, if adversely determined, would have a Material Adverse Effect or a material adverse effect on the ability of such Borrower, to the extent a party thereto, to perform its respective obligations under the Support Agreement or (ii) which in any manner draws into question the validity or enforceability of this Agreement, the Support Agreement or any of the Notes or, if it has been executed and delivered, the Company Assumption Agreement or the Guarantee Agreement.

      SECTION 4.07. Compliance with ERISA. (a) Each of such Borrower and its Subsidiaries, to the extent a member of the ERISA Group, has (i) fulfilled its obligations under the minimum funding standards of ERISA and the Internal Revenue Code with respect to each Plan and (ii) is in compliance in all material respects with the presently applicable provisions of ERISA and the Internal Revenue Code with respect to each Plan and (b) no such member of the ERISA Group has (i) sought a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code in respect of any Plan, (ii) failed to make any contribution or payment to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement, or made any amendment to any Plan or Benefit Arrangement, which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Internal Revenue Code or (iii) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA, except where any failure to fulfill such obligations or comply with such provisions referred to in clause (a) above or any such waiver, failure or liability referred to in clause (b) above would not, alone or in the aggregate, have a Material Adverse Effect.

          SECTION 4.08. Compliance with Laws. Such Borrower and each Material Subsidiary of such Borrower is in compliance with all applicable laws, including, without limitation, all Environmental Laws, except where any failure to comply with any such laws would not, alone or in the aggregate, have a Material Adverse Effect.

          SECTION 4.09. Taxes. Each of such Borrower and its Subsidiaries, to the extent a member of the Tax Group, has filed all United States Federal income tax returns and all other material tax returns which are required to be filed by it and has paid all taxes due pursuant to such returns or pursuant to any assessment received by any such member of the Tax Group, except where (i) a failure to file any such returns or pay any such taxes would not, alone or in the aggregate, have a Material Adverse Effect or (ii) such taxes are being contested in good faith by proper legal proceedings and adequate reserves have been established and are being maintained with respect thereto.

          SECTION 4.10. No Event of Default. No Default or Event of Default has occurred and is continuing.

          SECTION 4.11. Not an Investment Company. In the case of JHFS and JHLIC, it is not an investment company within the meaning of the Investment Company Act of 1940, as amended. In the case of JHCC, it has been exempted from all provisions of the Investment Company Act of 1940, as amended, including, without limitation, those relating to the offering and sale of securities by JHCC, by order of the Securities and Exchange Commission dated June 26, 1984 issued pursuant to Section 6(c) of such Act, and such order remains in full force and effect and has not in any way been modified or amended.

          SECTION 4.12. Full Disclosure. All information heretofore furnished or made available by such Borrower to all the Banks for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by such Borrower to all the Banks will be, true and accurate in all material respects on the date as of which such information is stated or certified. As of the Effective Date, such Borrower has disclosed to the Banks in writing any and all matters concerning such Borrower (other than general economic, political and insurance-industry-wide conditions) which could reasonably be expected to result in a Material Adverse Effect or which materially and adversely affect or could reasonably be expected to affect materially and adversely (to the extent such Borrower can now reasonably foresee) the ability of such Borrower, to the extent a party thereto, to perform its obligations under the Support Agreement. As of the Effective Date, such Borrower has disclosed to the Banks in writing any and all matters concerning such Borrower (other than general economic, political and insurance-industry-wide conditions) which materially and adversely affect or could reasonably be expected to affect materially and adversely (to the extent such Borrower can reasonably foresee as of the Effective Date) the business, results of operations or financial condition of either (a) JHFS and the Material Subsidiaries, taken as a whole, or (b) JHLIC and the Material Subsidiaries, taken as a whole.

                                    ARTICLE V

                                    COVENANTS

          Each Borrower severally agrees only with respect to itself that, so long as any Bank has any Commitment hereunder or any amount payable under any Note remains unpaid:

          SECTION 5.01. Information. Each Borrower, to the extent applicable to such Borrower, will deliver or make available to each of the Banks:

          (a) as soon as available and in any event within 120 days after the end of each fiscal year of JHLIC,

               (i) the Annual Statement of JHLIC as of the end of such fiscal year, as filed with (and in the form required under applicable law and regulations of) the Insurance Department of the Commonwealth of Massachusetts (x) accompanied by an opinion of the Corporate Actuary of JHLIC covering amounts carried on the balance sheet of certain actuarial items of JHLIC in the form required under applicable law and regulations of the Insurance Department of the Commonwealth of Massachusetts and (y) certified, to his or her knowledge, by a Senior Financial Officer of JHLIC on behalf of JHLIC as to consistency with respect to accounting policies and that such Annual Statement is a full and true statement of all the assets and liabilities and of the condition and affairs of JHLIC as of the end of such fiscal year and of its income and deductions therefrom for such fiscal year (within the meaning of applicable regulations and practices of the Insurance Department of the Commonwealth of Massachusetts); and

               (ii) the audited statutory basis statements of financial position of JHLIC as of the end of such fiscal year and the related audited summary of operations and changes in policyholders' contingency reserves and statement of cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by Ernst & Young or other independent public accountants of nationally recognized standing, and accompanied by the opinion thereon by such auditor;

          (b) unless JHCC shall have been terminated as a Borrower hereunder pursuant to Section 9.09, as soon as available and in any event within 120 days after the end of each fiscal year of JHCC, the audited balance sheet of JHCC as of the end of such fiscal year and the related audited statements of income and retained earnings and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by

Ernst & Young or other independent public accountants of nationally recognized standing, and accompanied by the opinion thereon by such auditor;

          (c) as soon as available and in any event within 60 days after the end of each of the first three quarters of each fiscal year of JHLIC, the Quarterly Statement of JHLIC as of the end of such quarter, as filed with the Insurance Department of the Commonwealth of Massachusetts, certified, to his or her knowledge (subject to year-end adjustments) on behalf of JHLIC by a Senior Financial Officer of JHLIC as to consistency with respect to accounting policies and that such Quarterly Statement is a full and true statement of all the assets and liabilities and of the condition and affairs of JHLIC as of the end of such quarter, and of its income and deductions therefrom for such quarter and for the portion of JHLIC's fiscal year ended at the end of such quarter (within the meaning of applicable regulations and practices of the Insurance Department of the Commonwealth of Massachusetts);

          (d) unless JHCC shall have been terminated as a Borrower hereunder pursuant to Section 9.09, as soon as available and in any event within 60 days after the end of each of the first three quarters of each fiscal year of JHCC, the unaudited balance sheet of JHCC as of the end of such quarter and the related unaudited statements of income for the portion of JHCC's fiscal year ended at the end of such quarter, all certified (subject to normal year-end adjustments) as to, in all material respects, fairness of presentation, GAAP and consistency, in each case by a Senior Financial Officer of JHCC to his or her knowledge;

          (e) simultaneously with the delivery of each set of financial statements referred to in clauses (a) and (c) above, a certificate of a Senior Financial Officer of JHLIC (i) setting forth in reasonable detail the calculations required to establish whether JHLIC and JHCC were in compliance with the requirements of Sections 5.08 and 5.09 on the date of such financial statements and (ii) stating whether to his or her knowledge any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which JHLIC and JHCC are taking or propose to take with respect thereto;

          (f) from and after the time JHFS has become an Eligible Borrower, as soon as available and in any event within 120 days after the end of each fiscal year of JHFS, the audited consolidated balance sheet of JHFS and its consolidated subsidiaries as of the end of such fiscal year and the related audited statements of income and retained earnings and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by Ernst & Young or other independent public accountants of nationally recognized standing, and accompanied by the opinion thereon by such auditor;

          (g) from and after the time JHFS has become an Eligible Borrower, as soon as available and in any event within 60 days after the end of each of the first three quarters of each fiscal year of JHFS, the unaudited consolidated balance sheet of JHFS and its consolidated subsidiaries as of the end of such quarter and the related unaudited statements of income for the portion of JHFS's fiscal year ended at the end of such quarter, all certified (subject to normal year-end adjustments) as to, in all material respects, fairness of presentation, GAAP and consistency, in each case by a Senior Financial Officer of JHFS to his or her knowledge;

          (h) from and after the time JHFS has become an Eligible Borrower and only after such time as JHFS prepares and distributes or makes available to its lenders generally the following financial statements:

               (i) as soon as available and in any event within 60 days after the end of each of the first three quarters of each fiscal year of JHFS, the unaudited consolidated balance sheet of JHFS, not including its Subsidiaries, as of the end of such quarter and the related unaudited statements of income for the portion of JHFS's fiscal year ended at the end of such quarter, all certified (subject to normal year-end adjustments) as to, in all material respects, fairness of presentation, GAAP and consistency, in each case by a Senior Financial Officer of JHFS to his or her knowledge; and

               (ii) as soon as available and in any event within 120 days after the end of each fiscal year of JHFS, the audited consolidated balance sheet of JHFS, not including its Subsidiaries, as of the end of such fiscal year and the related audited statements of income and retained earnings and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by Ernst & Young or other independent public accountants of nationally recognized standing, and accompanied by the opinion thereon by such auditor;

          (i) within 15 days after any Senior Financial Officer of any Borrower obtains knowledge of any Default, if such Default is then continuing, a certificate of a Senior Financial Officer of such Borrower setting forth the details thereof and the action which the Borrowers are taking or propose to take with respect thereto;

          (j) promptly upon the mailing thereof to the policyholders of JHLIC generally and to the shareholders of JHFS, copies of all financial statements, reports and proxy statements so mailed;

          (k) promptly upon the filing thereof, (i) in addition to the Annual Statement and Quarterly Statement referred to in clauses (a) (i) and (c) above, copies of all other financial statements of JHLIC filed with the Insurance Department of the Commonwealth of Massachusetts, and (ii) copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and all reports on Forms 10-K, 10-Q and 8-K (or their equivalents), if any, which JHFS, JHLIC or, unless JHCC shall have been terminated as a Borrower hereunder pursuant to Section 9.09, JHCC shall have filed with the Securities and Exchange Commission with respect to debt securities or preferred or common stock issued by JHFS, JHLIC or JHCC, as the case may be;

          (l) if and when such Borrower or its Subsidiaries, to the extent a member of the ERISA Group, (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA or notice that any Multiemployer Plan is in reorganization, is insolvent or has been terminated, a copy of such notice; (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate, impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or appoint a trustee to administer any Plan, a copy of such notice; (iv) applies for a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code, a copy of such application; (v) gives notice of intent to terminate any Plan under Section 4041(c) of ERISA, a copy of such notice and other information filed with the PBGC; (vi) gives notice of withdrawal from any Plan pursuant to
Section 4063 of ERISA, a copy of such notice; or (vii) fails to make any payment or contribution to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement or makes any amendment to any Plan or Benefit Arrangement which has resulted or could result in the imposition of a Lien or the posting of a bond or other security, a certificate of a Senior Financial Officer of such Borrower, to his or her knowledge, setting forth details as to such occurrence and action, if any, which such Borrower or the applicable member of the ERISA Group is required or proposes to take; and

          (m) from time to time such additional information regarding the financial position, results of operations or business of such Borrower as the Agent, at the request of any Bank, may reasonably request.

          SECTION 5.02.  Maintenance of Property; Insurance.
                         ----------------------------------

          (a) Such Borrower will keep, and such Borrower will cause each Material Subsidiary of such Borrower to keep, all property material to their respective businesses in good working order and condition, ordinary wear and tear excepted.

          (b) Such Borrower will maintain, and such Borrower will cause each Material Subsidiary of such Borrower to maintain (in the name of such Borrower or in such Material Subsidiary's own name, as applicable), with financially sound and responsible insurance companies, insurance on all their respective properties and against such other risks, in each case in at least such amounts (and with such risk retentions) as are usually insured against by companies of established repute engaged in the same or a similar business.

          SECTION 5.03. Conduct of Business and Maintenance of Existence. Such Borrower will continue, and such Borrower will cause each Material Subsidiary of such Borrower to continue, to engage in business of the same general type as now conducted by such Borrower and such Material Subsidiary, as the case may be, and such Borrower will preserve, renew and keep in full force and effect, and such Borrower will cause each Material Subsidiary of such Borrower to preserve, renew and keep in full force and effect, its existence and its rights, privileges and franchises which are material to the conduct of such business; provided that nothing in this Section shall prohibit:

          (a) any consolidation or merger of any Borrower permitted under
Section 5.12(i);

          (b) any sale, lease or transfer of assets by JHCC permitted under
Section 5.12(ii);

          (c) the consolidation or merger of a Material Subsidiary (other than JHCC, unless JHCC shall have been terminated as a Borrower hereunder pursuant to
Section 9.09) with or into another Person, if, after giving effect thereto, no Default shall have occurred and be continuing;

          (d) the termination of the existence of a Material Subsidiary:

               (i)  pursuant to clause (a) or (c) above;

               (ii) in the case of JHCC (if JHCC is at such time a Borrower), if JHFS or JHLIC shall have executed and delivered a Company Assumption Agreement; or

               (iii) in the case of any other Material Subsidiary (and, if JHCC has been terminated as a Borrower hereunder pursuant to Section
               9.09 and is at the applicable time a Material Subsidiary, JHCC), if after giving effect thereto, no Default shall have occurred and be continuing.

          SECTION 5.04. Compliance with Laws. Such Borrower will comply, and such Borrower will cause each Material Subsidiary of such Borrower to comply, in all material respects with all applicable laws, ordinances, rules, regulations and requirements of governmental authorities (including, without limitation, Environmental Laws and the rules, regulations and requirements thereunder), except where a failure to comply therewith would not, alone or in the aggregate, have a Material Adverse Effect.

          SECTION 5.05. Compliance with ERISA. Such Borrower will fulfill, and such Borrower will cause each member of the ERISA Group that is a Subsidiary of such Borrower to fulfill, its obligations under the minimum funding standards of ERISA and the Internal Revenue Code with respect to each Plan, and such Borrower will comply, and such Borrower will cause each member of the ERISA Group that is a Subsidiary of such Borrower to comply, with all applicable provisions of ERISA and the Internal Revenue Code with respect to each Plan, except where such failure or non-compliance, alone or in the aggregate, would not have a Material Adverse Effect.

          SECTION 5.06. Taxes. Such Borrower and its Subsidiaries, to the extent a member of the Tax Group, will file all United States Federal income tax returns and all other material tax returns which are required to be filed by it and will pay all taxes due pursuant to such returns or pursuant to any assessment received by it, except where (i) a failure to file any such returns or pay any such taxes would not, alone or in the aggregate, have a Material Adverse Effect or (ii) such taxes are being contested in good faith by proper legal proceedings and adequate reserves have been established and are being maintained with respect thereto.

          SECTION 5.07. Subsidiary Debt. No Borrower will permit any Subsidiary of such Borrower (excluding in the case of JHFS, JHLIC) to incur, assume or at any time be liable with respect to any Debt except:

               (a) Debt of JHLIC and JHCC under this Agreement and the Notes;

               (b) Debt, the proceeds of which are on-lent to JHLIC or JHFS;

               (c) Debt owing to JHLIC or JHFS or any other Subsidiary of JHLIC or JHFS or any combination thereof;

               (d) Permitted Collateralization Obligations;

               (e) Debt of Excluded Subsidiaries; and

               (f) Debt not otherwise permitted by the foregoing clauses of this Section so long as the aggregate principal amount of such Debt outstanding of all such Subsidiaries at any time, together with the aggregate principal amount then outstanding of Debt secured by Liens permitted by clause (j) of Section 5.10, does not exceed $6,000,000,000.

          SECTION 5.08. Adjusted Statutory Surplus. JHLIC will not, at any time, permit Adjusted Statutory Surplus to be less than $3,750,000,000.

          SECTION 5.08A. Shareholders' Equity. JHFS will not, at any time, permit GAAP total shareholders' equity as would be or is shown on JHFS' consolidated balance sheet as of such time prepared in accordance with GAAP (after excluding unrealized appreciation and depreciation on certain investments pursuant to FAS 115) to be less than $3,800,000,000.

          SECTION 5.09. Capitalization Ratio. JHFS will not, at any time, permit the ratio of (a) total GAAP short- and long-term debt to (b) GAAP total shareholders' equity (after excluding unrealized appreciation and depreciation on certain investments pursuant to FAS 115) plus total GAAP short- and long-term debt, in each case as would be or is shown on JHFS' consolidated balance sheet as of such time prepared in accordance with GAAP, to be greater than 0.40:1:00.

          SECTION 5.10. JHFS and JHLIC Negative Pledge. Neither JHFS nor JHLIC shall create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it (other than assets held in separate accounts of JHLIC), except:

          (a) any Lien on any asset securing Debt or securing any obligation for which recourse for payment is limited to such asset, in each case incurred or assumed for the purpose of financing all or any part of the cost of acquiring such asset, provided that such Lien attaches to such asset concurrently with or within 90 days after the acquisition thereof;

          (b) any Lien on any asset of any corporation existing at the time such corporation is merged or consolidated with or into JHFS or JHLIC and not created in contemplation of such event;

          (c) any Lien existing on any asset prior to the acquisition thereof by JHFS or JHLIC and not created in contemplation of such acquisition;

          (d) any Lien arising out of the refinancing, extension, renewal or refunding of any Debt secured by any Lien permitted by any of the foregoing clauses of this Section, provided that such Debt is not increased and is not secured by any additional assets;

          (e) Liens on Permitted Collateralization Assets;

          (f) Liens, if any, arising out of loans of securities, in the ordinary course of the investment business of JHFS or JHLIC;

          (g) any Liens arising in connection with policies or contracts of insurance, funding agreements and other similar contracts entered into in the ordinary conduct of the insurance business of JHLIC;

          (h) easements, rights-of-way and similar Liens on real property that do not in the aggregate materially impair use of such property by JHFS or JHLIC;

          (i) Liens not otherwise permitted by the foregoing clauses of this Section which (i) do not secure Debt and (ii) do not secure obligations in an aggregate amount exceeding $5,000,000,000; and

          (j) Liens that secure Debt and that are not otherwise permitted by the foregoing clauses of this Section, so long as the aggregate principal amount at any time outstanding of the Debt secured thereby (together with the aggregate principal amount then outstanding of Debt permitted by clause (f) of Section 5.07) does not exceed $6,000,000,000.

          SECTION 5.11. JHCC Negative Pledge. Unless JHCC shall have been terminated as a Borrower hereunder pursuant to Section 9.09, JHCC will not create, assume or suffer to exist any Lien that secures Debt on any asset now owned or hereafter acquired by it unless it shall make or cause to be made effective provision whereby the obligations of JHCC hereunder and under its Notes shall be secured equally and ratably with all other obligations secured thereby; and, if such provision is not made, and notwithstanding that such failure constitutes an Event of Default, an equitable Lien, equally and ratably securing the obligations of JHCC hereunder and under its Notes, shall exist, to the extent permitted by law, on such asset.

          SECTION 5.12. Consolidations, Mergers and Sales of Assets. No Borrower will (i) consolidate or merge with or into any other Person, except that:

          (a) JHCC may consolidate or merge with or into (A) JHFS or JHLIC if JHFS or JHLIC, as the case may be, is the surviving corporation or (B) another Subsidiary if (1) JHCC is the surviving corporation or (2) (x) prior thereto, JHFS or JHLIC shall have executed and delivered a Company Assumption Agreement or (y) the Subsidiary that is the surviving corporation shall assume all of the obligations of JHCC hereunder and under the Notes and either (I) JHLIC agrees in writing that such Subsidiary shall have all of the benefits of the Support Agreement and that all of the obligations of such Subsidiary hereunder and under the Notes shall constitute Covered Credit (as defined in Section (5) of the Support Agreement) and that the Agent, each of the Banks and each holder from time to time of any
Note issued by JHCC and assumed by such Subsidiary or issued by such Subsidiary shall constitute a Covered Creditor (as so defined) or (II) JHFS or JHLIC executes a Guarantee Agreement modified in such manner as shall be satisfactory to the Required Banks to reflect the fact that such Subsidiary shall thereafter be a Borrower hereunder; provided that after giving effect thereto, no Default shall have occurred and be continuing; and

          (b) JHFS or JHLIC may consolidate or merge with or into any other Person so long as such Borrower shall be the surviving corporation and, after giving effect thereto, no Default shall have occurred and be continuing; or

          (ii) sell, lease or otherwise transfer, directly or indirectly, all or substantially all of its assets to any other Person except, in the case of JHCC, to JHLIC or JHFS.

          SECTION 5.13.  Support Agreement; Company Assumption Agreement;
                         ------------------------------------------------
Guarantee Agreement.
--------------------

          (a) No term or provision of the Support Agreement shall be amended, modified, waived or supplemented, and the Support Agreement shall not be terminated, novated or otherwise changed, without the express prior written consent of the Required Banks unless, prior thereto, JHFS or JHLIC shall have executed and delivered a Company Assumption Agreement or a Guarantee Agreement or JHCC shall have been terminated as a Borrower hereunder pursuant to Section 9.09.

          (b) JHLIC and JHCC hereby expressly agree with each other, the Agent, the Banks and the holders from time to time of the Notes that (i) the benefits of the Support Agreement shall extend to the Banks, the Agent and the holders from time to time of the Notes with respect to all obligations of JHCC hereunder or under the Notes, in either case whether now existing or hereafter arising,
(ii) all of the obligations of JHCC hereunder or under the Notes, in either case whether now existing or hereafter arising, constitute Covered Credit (as defined in Section (5) of the Support Agreement) and the Agent, each of the Banks and each holder from time to time of any Note issued by JHCC constitutes a Covered Creditor (as so defined) and (iii) so long as any Bank has any Commitment hereunder, JHLIC will not terminate the Support Agreement, pursuant to Section
(8) or (9) thereof or otherwise, unless, prior thereto, JHFS or JHLIC shall have executed and delivered a Company Assumption Agreement or a Guarantee Agreement or JHCC shall have been terminated as a Borrower hereunder pursuant to Section 9.09.

          (c) If JHFS or JHLIC shall have executed and delivered a Company Assumption Agreement or a Guarantee Agreement, no term or provision of such Company

Assumption Agreement or Guarantee Agreement, as the case may be, shall be amended, modified, waived or supplemented, and such Company Assumption Agreement or Guarantee Agreement, as the case may be, shall not be terminated, novated or otherwise changed, without the express prior written consent of the Required Banks.

          SECTION 5.14. Use of Proceeds.
                        ---------------

          (a) The proceeds of the Loans made under this Agreement will be used for general corporate purposes.

          (b) None of such proceeds will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of buying or carrying any "margin stock", within the meaning of Regulation U, in violation of the Securities Exchange Act of 1934, as amended, or the applicable margin regulations of the Board of Governors of the Federal Reserve System, in each case as in effect from time to time, and following the application by the applicable Borrower of such proceeds, the value of all "margin stock" owned by such Borrower (other than, in the case where JHLIC is the Borrower, "margin stock" held in separate accounts of the JHLIC) will not exceed 25% of the assets of such Borrower (other than, in the case where JHLIC is the Borrower, assets held in separate accounts of JHLIC).


                                   ARTICLE VI

                                    DEFAULTS

          SECTION 6.01. Events of Default. If one or more of the following events ("Events of Default") shall have occurred and be continuing:

          (a) any Borrower shall fail to pay when due any principal of any Loan made to such Borrower, or shall fail to pay within five days of the due date thereof any interest, fees or other amount payable hereunder or under the Notes executed by such Borrower;

          (b) any Borrower shall fail to observe or perform any covenant contained in Sections 5.07 through 5.13, inclusive, and 5.14(b);

          (c) any Borrower shall fail to observe or perform any covenant or agreement contained in this Agreement (other than those covered by clause (a) or (b) above) for 30 days after written notice thereof has been given to such Borrower by the Agent at the request of any Bank and for an additional 60 days thereafter if such Borrower or any other Borrower is diligently proceeding to cure such failure;

          (d)  any representation or warranty made, or deemed made pursuant to
Section 3.02, by any Borrower hereunder shall prove to have been incorrect in a material respect as of the date when made, or deemed made pursuant to Section 3.02, and shall continue to be incorrect in a material respect at the time it is discovered to have been incorrect;

          (e) (i) any event or condition shall occur and continue which (A) results in the acceleration of the maturity of any Material Debt of the Borrowers prior to the date such Material Debt would otherwise be due and payable, which acceleration has not been waived, revoked, rescinded or annulled, or (B) enables (without further notice or opportunity to cure) the holder or holders of any such Material Debt or any Person acting on such holder's or holders' behalf to accelerate the maturity thereof or (ii) the principal amount of any such Material Debt shall otherwise be due in full and not paid;

          (f) any event or condition shall occur and continue which results in the acceleration of the maturity of any Material Debt of any Subsidiaries (other than JHCC, unless JHCC shall have been terminated as a Borrower hereunder pursuant to Section 9.09, or any Excluded Subsidiary), prior to the date such Material Debt would otherwise be due and payable, which acceleration has not been waived, revoked, rescinded or annulled, or the principal amount of any such Material Debt shall otherwise be due in full and not paid;

          (g) the Support Agreement shall cease for any reason to be in full force and effect or either party thereto shall so assert in writing, unless, prior thereto, JHFS or JHLIC shall have executed and delivered a Company Assumption Agreement or a Guarantee Agreement or JHCC shall have been terminated as a Borrower hereunder pursuant to Section 9.09;

          (h) any Borrower shall fail for any reason to remain in compliance with the terms of, or perform its obligations under, the Support Agreement, unless, prior thereto, JHFS or JHLIC shall have executed and delivered a Company Assumption Agreement or a Guarantee Agreement or JHCC shall have been terminated as a Borrower hereunder pursuant to Section 9.09;

          (i) any Borrower or any Material Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, rehabilitation, conservatorship, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, rehabilitator, conservator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing;

          (j) an involuntary case or other proceeding shall be commenced against any Borrower or any Material Subsidiary seeking liquidation, rehabilitation, conservatorship, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, rehabilitator, conservator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 90 days; or an order for relief shall be entered against any Borrower or any Material Subsidiary under the federal bankruptcy laws as now or hereafter in effect;

          (k) any member or members of the ERISA Group shall fail to pay when due an amount or amounts aggregating in excess of $100,000,000 which it or they shall have become liable to pay under Title IV of ERISA with respect to a Plan; or notice of intent to terminate a Material Plan shall be filed under Title IV of ERISA by any member of the ERISA Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer any Material Plan; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated; or there shall occur a complete or partial withdrawal from, or a default, within the meaning of Section 4219(c) (5) of ERISA, with respect to, one or more Multiemployer Plans which could cause one or more members of the ERISA Group to incur current payment obligations in excess of $100,000,000 in the aggregate;

          (l) one or more judgments or orders for the payment of money in excess of $250,000,000 in the aggregate shall be rendered against any Borrower or any Material Subsidiary and such judgments or orders shall continue unsatisfied and unstayed for a period of 10 days;

          (m) any Person or group of related Persons shall have obtained the right to vote more than 30% of the voting rights for the election of directors of JHFS;

          (n) JHLIC shall cease for any reason to be a wholly-owned Subsidiary of JHFS;

          (o) JHCC shall cease for any reason to be a wholly owned Subsidiary of JHLIC, unless (i) JHCC shall have been consolidated or merged with or into JHLIC, or JHFS or JHLIC shall have executed and delivered a Company Assumption Agreement, in either case in accordance with the terms hereof, or (ii) JHCC shall have been terminated as a Borrower hereunder pursuant to Section 9.09;

          (p) if JHFS or JHLIC shall have executed and delivered a Company Assumption Agreement or a Guarantee Agreement, such Company Assumption Agreement or Guarantee Agreement, as the case may be, shall cease for any reason to be in full force and effect or JHFS or JHLIC shall so assert in writing; or

          (q) if JHFS or JHLIC shall have executed and delivered a Company Assumption Agreement or a Guarantee Agreement, JHFS or JHLIC shall fail for any reason to remain in compliance with the terms of, or perform its obligations under, such Company Assumption Agreement or Guarantee Agreement, as the case may be;

then, and in every such event, the Agent shall (i) if requested by Banks having more than 50% in aggregate amount of the Commitments, by notice to the Borrowers terminate the Commitments and they shall thereupon terminate, and (ii) if requested by Banks holding Notes evidencing more than 50% in aggregate principal amount of the Loans, by notice to the Borrowers declare the Notes (together with accrued interest thereon) to be, and the Notes (together with accrued interest thereon) shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Borrower; provided that in the case of any of the Events of Default specified in clause
(i) or (j) above with respect to any Borrower, without any notice to any Borrower or any other act by the Agent or the Banks, the Commitments shall thereupon terminate and the Notes (together with accrued interest thereon) shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Borrower.

          SECTION 6.02. Notice of Default. The Agent shall give notice to the defaulting Borrower under Section 6.01(c) promptly upon being requested to do so by any Bank and shall thereupon notify all the Banks thereof.


                                  ARTICLE VII

                                   THE AGENT

          SECTION 7.01. Appointment and Authorization. Fleet and Chase shall serve jointly as Agent under this Agreement. Each Bank irrevocably appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the Notes as are delegated to the Agent by the terms hereof or thereof, together with all such powers as are reasonably incidental thereto. Any notice or payment required to be delivered to the Agent hereunder shall be delivered to Fleet or Chase as specified in the allocation of Agent responsibilities set forth in Exhibit M hereto and shall be deemed duly given if delivered in accordance with Exhibit M and Section 9.01. If any such notice or payment is not specified in Exhibit M, then it shall, in the case of notices, be given to both Fleet and Chase and, in the case of payments, be paid to Chase. The Agent may amend Exhibit M from time to time by delivery of proper notice to the Borrowers and the Banks; provided that such amendment shall not impose any additional burden on the Borrowers other than requiring notices to be delivered to both Fleet and Chase.

          SECTION 7.02. Agent and Affiliates. Each of Fleet and Chase (and any successor by merger to either such company) shall have the same rights and powers under this Agreement as any other Bank and may exercise or refrain from exercising the same as though it were not the Agent, and each of Fleet and Chase (and any successor by merger to either such company) and its affiliates may accept deposits from, lend money to, and generally engage in any kind of business with JHFS, JHLIC or any Subsidiary or any affiliate of any thereof as if it were not the Agent hereunder.

          SECTION 7.03. Action by Agent. The obligations of the Agent hereunder are only those expressly set forth herein. Without limiting the generality of the foregoing, the Agent shall not be required to take any action with respect to any Default, except as expressly provided in Article VI.

          SECTION 7.04. Consultation with Experts. The Agent may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

          SECTION 7.05. Liability of Agent. Neither the Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or not taken by it in connection herewith (i) with the consent or at the request of the Required Banks or (ii) in the absence of its own gross negligence or willful misconduct. Neither the Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with this Agreement or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of either Borrower; (iii) the satisfaction of any condition specified in Article III, except receipt of items required to be delivered to the Agent; or (iv) the validity, effectiveness or genuineness of this Agreement, the Notes or any other instrument or writing furnished in connection herewith. The Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement or other writing (which may be a bank wire, telex, facsimile transmission or similar writing) believed by it to be genuine or to be signed by the proper party or parties.

          SECTION 7.06. Indemnification. Each Bank shall, ratably in accordance with its Commitment, indemnify the Agent (to the extent not reimbursed by the Borrowers) against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from the Agent's gross negligence or willful misconduct) that the Agent may suffer or incur in connection with this Agreement or any action taken or omitted by the Agent hereunder.

          SECTION 7.07. Credit Decision. Each Bank acknowledges that it has, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under this Agreement.

          SECTION 7.08. Successor Agent. Any Person serving as Agent hereunder may resign at any time by giving written notice thereof to the Banks and the Borrowers. If, at the time of such resignation, another Person is serving as co-administrative agent hereunder, then such Person shall become the sole Agent. Upon becoming the sole Agent, such sole Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder, whether or not such rights, duties or obligations are set forth on Exhibit M hereto. If, at the time of such resignation, no other Person is serving as co-administrative agent hereunder, then the Required Banks shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Banks, and shall have accepted such appointment, within 30 days after the retiring Agent gives notice of resignation, then the retiring Agent may, on behalf of the

Banks, appoint a successor Agent, which shall be a commercial bank organized or licensed under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $50,000,000. Upon the acceptance of its appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent.

          SECTION 7.09. Agent's Fee. The Borrowers shall pay to the Agent for its own account fees in the amounts and at the times previously agreed upon in writing between the Borrowers and the Agent.


                                  ARTICLE VIII

                            CHANGE IN CIRCUMSTANCES

          SECTION 8.01. Basis for Determining Interest Rate Inadequate or Unfair. If on or prior to the first day of any Interest Period for any Euro-Dollar Loan or Money Market Loan based on a Euro-Dollar Rate:

          (a) the Agent is advised by the Euro-Dollar Reference Banks that deposits in dollars (in the applicable amounts) are not being offered to the Euro-Dollar Reference Banks in the relevant market for such Interest Period, or

          (b) Banks having 50% or more of the aggregate principal amount of the affected Loans advise the Agent that the Euro-Dollar Rate, as determined by the Agent, will not adequately and fairly reflect the cost to such Banks of funding their Euro-Dollar Loans for such Interest Period, the Agent shall forthwith give notice thereof to the Borrowers and the Banks, whereupon until the Agent notifies the Borrowers that the circumstances giving rise to such suspension no longer exist, (i) the obligations of the Banks to make Euro-Dollar Loans, or to convert outstanding Loans into Euro-Dollar Loans, shall be suspended and (ii) each outstanding Euro-Dollar Loan shall be converted into a Base Rate Loan on the last day of the then current Interest Period applicable thereto. Unless a Borrower notifies the Agent at least two Base Rate Business Days before the date of any Euro-Dollar Borrowing for which a Notice of Borrowing has previously been given by such Borrower that it elects not to borrow on such date, (x) if such Fixed Rate Borrowing is a Committed Borrowing, such Borrowing shall instead be made as a Base Rate Borrowing and (y) if such Fixed Rate Borrowing is a Money Market Borrowing based on a Euro-Dollar Rate, the Money Market Loans comprising such Borrowing shall bear interest for each day from and including the first day to but excluding the last day of the Interest Period applicable thereto at the Base Rate for such day.

          SECTION 8.02. Illegality. If, on or after the date of this Agreement, the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Euro-Dollar Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for any Bank (or its Euro-Dollar Lending Office) to make, maintain or fund its Euro-Dollar Loans to any Borrower and such Bank shall so notify the Agent, the Agent shall forthwith give notice thereof to the other Banks and the Borrowers, whereupon until such Bank notifies such Borrower and the Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank to make Euro-Dollar Loans to such Borrower, or to convert outstanding Loans made to such Borrower into Euro-Dollar Loans, shall be suspended. Before giving any notice to the Agent pursuant to this Section, such Bank shall designate a different Euro-Dollar Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. If such notice is given or a comparable notice is given by a Bank with respect to the maintenance or funding of its Money Market Loans based on a Euro-Dollar Rate,
(a) each Euro-Dollar Loan of such Bank made to such Borrower then outstanding shall be converted to a Base Rate Loan either (i) on the last day of the then current Interest Period applicable to such Euro-Dollar Loan if such Bank may lawfully continue to maintain and fund such Euro-Dollar Loan to such day or (ii) immediately if such Bank shall determine that it may not lawfully continue to maintain and fund such Euro-Dollar Loan to such day and (b) if such Bank shall determine that it may not lawfully continue to maintain and fund any of its Money Market Loans based on a Euro-Dollar Rate, each such Money Market Loan of such Bank shall bear interest from and including the date of such notice to but excluding the last day of the Interest Period applicable thereto at the Base Rate for such day.

          SECTION 8.03. Increased Cost and Reduced Return.
                        ---------------------------------

          (a) If on or after (x) the date hereof, in the case of any Committed Loan or any obligation to make Committed Loans or (y) the date of the related Money Market Quote, in the case of any Money Market Loan, the adoption of any applicable law, rule, regulation or treaty, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency:

          (i) shall subject any Bank (or its Applicable Lending Office) to any tax, duty or other charge with respect to its Fixed Rate Loans, its Notes or its obligation to make Fixed Rate Loans, or shall change the basis of taxation of payments to any Bank (or its Applicable Lending Office) of the principal of or interest on its Fixed Rate Loans or any other amounts due under this Agreement in respect of its Fixed Rate Loans or its obligation to make Fixed Rate Loans (except for changes in the rate of tax imposed, or the imposition of tax, on the overall net income of such Bank or its Applicable Lending

     Office imposed by the jurisdiction in which such Bank's principal executive office or Applicable Lending Office is located); or

          (ii) shall impose, modify or deem applicable any reserve (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding with respect to any Euro-Dollar Loan or Money Market Loan based on a Euro-Dollar Rate any such requirement with respect to which such Bank is entitled to compensation during the relevant Interest Period under Section 2.16), special deposit, insurance assessment or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Bank (or its Applicable Lending Office) or shall impose on any Bank (or its Applicable Lending Office) or on the United States market for certificates of deposit or the London interbank market or other eurodollar interbank market selected by the Agent any other condition affecting its Fixed Rate Loans, its Notes or its obligation to make Fixed Rate Loans;

and the result of any of the foregoing is to increase the cost to such Bank (or its Applicable Lending Office) of making or maintaining any Fixed Rate Loan, or to reduce the amount of any sum received or receivable by such Bank (or its Applicable Lending Office) under this Agreement or under its Note with respect thereto, by an amount deemed by such Bank to be material, then, within 15 days after demand by such Bank (with a copy to the Agent), the applicable Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction; provided, that nothing herein shall be intended to allow a Bank or the Agent to be compensated for taxes excluded from Non-Excluded Taxes pursuant to Section 2.15(b)(i) and (ii).

          (b) Without duplication of any amounts paid under subsection (a) above or amounts for which any Bank is entitled to compensation during the relevant Interest Period under Section 2.16, if any Bank shall have determined that, after the date hereof, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on capital of such Bank (or its Parent) as a consequence of such Bank's obligations hereunder to a level below that which such Bank (or its Parent) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within 15 days after demand by such Bank (with a copy to the Agent), the applicable Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank (or its Parent) for such reduction.

          (c) Each Bank will promptly notify the Borrowers and the Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. A certificate of any Bank claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder that is signed by an officer of such Bank with knowledge of and responsibility for such matters and that sets forth such amount or amounts and a reasonable explanation of the basis therefor shall be conclusive in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

          SECTION 8.04. Base Rate Loans Substituted for Affected Euro-Dollar Loans. If (i) the obligation of any Bank to make or maintain Euro-Dollar Loans to any Borrower has been suspended pursuant to Section 8.02 or (ii) any Bank has demanded compensation under Section 8.03(a) or 2.16 and such Borrower shall, by at least five Euro-Dollar Business Days' prior notice to such Bank through the Agent, have elected that the provisions of this Section shall apply to such Bank, then, unless and until such Bank notifies such Borrower that the circumstances giving rise to such suspension or demand for compensation no longer apply:

          (a) all Loans to such Borrower which would otherwise be made by such Bank as (or continued as or converted into) Euro-Dollar Loans shall instead be Base Rate Loans (on which interest and principal shall be payable contemporaneously with the related Euro-Dollar Loans of the other Banks), and

          (b) after each of its Euro-Dollar Loans to such Borrower has been repaid (or converted to a Base Rate Loan), all payments of principal which would otherwise be applied to repay such Euro-Dollar Loans shall be applied to repay its Base Rate Loans instead.

          If such Bank notifies such Borrower that the circumstances giving rise to such notice no longer apply, the principal amount of each such Base Rate Loan shall be subject to the provisions of Section 2.10 in the same manner as the Euro-Dollar Loans in the Group of Loans in which such Base Rate Loan is included, effective as of the first day of the next succeeding Interest Period applicable thereto.

          SECTION 8.05. Substitution of Bank. If (i) the obligation of any Bank to make Euro-Dollar Loans to any Borrower has been suspended pursuant to
Section 8.02 or (ii) any Bank has demanded compensation from any Borrower under
Section 8.03, 2.15 or 2.16, the Borrowers shall have the right (a) with the assistance of and upon consultation with the Agent, to seek a substitute bank or banks (which may be one or more of the Banks) to purchase the Notes and assume all of the Commitments of such Bank or (b) to terminate all of the Commitments of such Bank; provided that after giving effect to such termination, the aggregate Commitments terminated pursuant to this subsection (b) do not exceed 20% of the initial aggregate amount of the Commitments (with appropriate adjustments to take account of optional reductions of Commitments pursuant to
Section 2.09).

                                   ARTICLE IX

                                 MISCELLANEOUS

          SECTION 9.01. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telex, facsimile transmission or similar writing) and shall be given to such party: (x) in the case of any Borrower or the Agent, at its address or telex or facsimile transmission number set forth on the signature pages hereof, (y) in the case of any Bank, at its address or telex or facsimile transmission number set forth in its Administrative Questionnaire or (z) in the case of any party, such other address or telex or facsimile transmission number as such party may hereafter specify for the purpose by notice to the Agent and the Borrowers.
Each such notice, request or other communication shall be effective (i) if given by telex, when such telex is transmitted to the telex number specified in or pursuant to this Section and the appropriate answer back is received, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid, (iii) if given by facsimile transmission, when received provided that the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (with charges prepaid), or (iv) if given by any other means, when delivered at the address specified in or pursuant to this Section; provided that notices to the Agent under Article II or Article VIII, certificates as to the Authorized Officers of any Borrower and notices designating a new Designated Deposit Account shall not be effective until received. In delivering notices to the Agent, the Borrowers and the Banks shall comply with the Allocation of Agent Responsibilities set forth in Exhibit M and, to the extent Exhibit M may be silent or ambiguous, shall deliver notices to both Fleet and Chase. Notices delivered by the Borrowers to the Agent shall be delivered by JHLIC and, notices delivered by the Agent to the Borrowers may be delivered solely to JHLIC, in accordance with Section 9.14 hereof.

          SECTION 9.01A. Several Liability. Except as otherwise specified in this Section 9.01A, the obligations of each Borrower under this Agreement shall be several and not joint. Each Borrower shall only be liable under any Note if it has executed and delivered such Note to a Bank; provided, however, that if any Borrower draws a Loan under either of the Facilities and on-lends or transfers all or any portion of the proceeds thereof to another Borrower, then such receiving Borrower shall be liable for the obligations under such related Note, on a joint and several basis with the Borrower making the draw, but only to the extent of the amount of proceeds on-lent or transferred to such receiving Borrower.

          SECTION 9.02. No Waivers. No failure or delay by the Agent or any Bank in exercising any right, power or privilege hereunder or under any Note shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise hereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

          SECTION 9.03. Expenses; Documentary Taxes; Indemnification. (a) The Borrowers shall pay (i) all reasonable and documented out-of-pocket expenses of the Agent, including all reasonable and documented fees and disbursements of special counsel for the Agent, in connection with the preparation of this Agreement, any waiver or consent hereunder or any amendment hereof or any Default or alleged Default hereunder and (ii) if an Event of Default occurs, all reasonable and documented out-of-pocket expenses incurred by the Agent and each Bank, including reasonable fees and disbursements of counsel, in connection with such Event of Default and collection, bankruptcy, insolvency and other enforcement proceedings resulting therefrom. The Borrowers will indemnify each Bank against any transfer taxes, documentary taxes, assessments or charges made by any governmental authority by reason of the execution and delivery of this Agreement or the original issuance of any Note.

          (b) Each of JHFS and JHLIC agrees to indemnify the Agent and each Bank and hold the Agent and each Bank harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind, including, without limitation, the reasonable and documented fees and disbursements of counsel, which may be incurred by any Bank or by the Agent in connection with its actions as Agent hereunder in connection with any investigative, administrative or judicial proceeding (whether or not the Agent or such Bank shall be designated a party thereto) relating to or arising out of this Agreement or any actual or proposed use of proceeds of Loans hereunder; provided that neither the Agent nor any Bank shall have the right to be indemnified hereunder for its own gross negligence or willful misconduct as determined by a court of competent jurisdiction.

          SECTION 9.04. Sharing of Set-Offs. Each Bank agrees that if it shall, by exercising any right of set-off or counterclaim or otherwise, receive payment of a proportion of the aggregate amount of principal and interest due with respect to any Note of a Borrower held by it which is greater than the proportion received by any other Bank in respect of the aggregate amount of principal and interest due with respect to any Note of such Borrower held by such other Bank, the Bank receiving such proportionately greater payment shall purchase such participations in the Notes of such Borrower held by the other Banks, and such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Notes of such Borrower held by the Banks shall be shared by the Banks pro rata; provided that nothing in this Section shall impair the right of any Bank to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of such Borrower other than its indebtedness under the Notes. Each Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any holder of a participation in a Note of such Borrower, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of set-off or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of such Borrower in the amount of such participation.

          SECTION 9.05. Amendments and Waivers. Any provision of this Agreement or the Notes may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by each Borrower and the Required Banks (and, if the rights or duties of the Agent are affected thereby, by the Agent); provided that no such amendment or waiver shall, unless signed by all the Banks,
(i) increase or decrease the Commitment of any Bank under either Facility (except for a ratable decrease in the Commitments of all Banks) or subject any Bank to any additional obligation, (ii) reduce the principal of or rate of interest on any Loan or any fees hereunder, (iii) postpone the date fixed for any payment of principal of or interest on any Loan or any fees hereunder or for any reduction or termination of any Commitment under either Facility,

(iv) change the percentage of the Commitments under either Facility or of the aggregate unpaid principal amount of the Notes, or the number of Banks, which shall be required for the Banks or any of them to take any action under this Section or any other provision of this Agreement or (v) change any of the provisions of Article VII concerning the Agent's rights, powers and obligations.

          SECTION 9.06. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that (other than as permitted by this Agreement) no Borrower may assign or otherwise transfer any of its rights under this Agreement without the prior written consent of all Banks.

          (b) Any Bank may at any time and without the consent of or notice to the Borrowers grant to one or more banks or other institutions (each a "Participant") participating interests in its Commitment under either Facility or any or all of its Loans. In the event of any such grant by a Bank of a participating interest to a Participant, whether or not upon notice to the Borrowers and the Agent, such Bank shall remain responsible for the performance of its obligations hereunder, and the Borrowers and the Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. Any agreement pursuant to which any Bank may grant such a participating interest shall provide that such Bank shall retain the sole right and responsibility to enforce the obligations of the Borrowers hereunder including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement; provided that such participation agreement may provide that such Bank will not agree to any modification, amendment or waiver of this Agreement described in clause (i),
(ii) or (iii) of Section 9.05 without the consent of the Participant. Each Borrower agrees that each Participant shall, to the extent provided in its participation agreement, be entitled to the benefits of Article VIII and Section
2.16 with respect to its participating interest. An assignment or other transfer which is not permitted by subsection (c) or (d) below shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with this subsection (b).

          (c) Any Bank may at any time assign to one or more banks or other institutions (each an "Assignee") all, or a proportionate part of all, of its rights and obligations under this Agreement and the Notes of each Borrower, and such Assignee shall assume such rights and obligations, pursuant to an Assignment and Assumption Agreement in substantially the form of Exhibit F hereto executed by such Assignee and such transferor Bank, with (and subject to) the subscribed consent of the Borrowers and the Agent (which consent shall not, in any such case, be unreasonably withheld); provided that (i) no such consent shall be required if such Assignee is, prior to such assignment, a Bank hereunder or an Eligible Affiliate of such Bank, (ii) any such assignment shall be in respect of a portion of such transferor Bank's Commitment under the applicable Facility in an amount equal to or greater than $5,000,000 or, if a Bank has a Commitment under such Facility which is less than $5,000,000, such assignment shall be in respect of all of the Commitment of the transferor Bank under the applicable Facility, (iii) any such assignment may, but need not, include rights of the transferor Bank in respect of outstanding Money Market Loans, and (iv) no such consent shall be required from the Borrowers if an Event of Default has occurred. Subject to the foregoing, upon execution and delivery of such instrument and payment by such Assignee to such transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Assignee, such Assignee shall be a Bank party to this Agreement and shall have all the rights and obligations of a Bank with a Commitment (together, if such Assignee is, prior to such assignment, a Bank hereunder, with such Assignee's previously existing Commitment hereunder) as set forth in such instrument of assumption, and the transferor Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this subsection (c), the transferor Bank, the Agent and the Borrowers shall make appropriate arrangements so that, if required, new Notes are issued to the Assignee. In connection with any such assignment, the transferor Bank shall pay to the Agent an administrative fee for processing such assignment in the amount of $3,500. If the Assignee is not incorporated under the laws of the United States of America or a state thereof, it shall, prior to the first date on which interest or fees are payable hereunder for its account, deliver to the Borrowers and the Agent certification as to exemption from deduction or withholding of any United States federal income taxes in accordance with Section 2.15.

          (d) Any Bank may at any time pledge or assign all or any portion of its rights under this Agreement and its Notes to a Federal Reserve Bank without any notice to or consent of any Person hereunder. No such pledge or assignment shall release the transferor Bank from its obligations hereunder.

          (e) No Assignee, Participant or other transferee of any Bank's rights shall be entitled to receive any greater payment under Section 2.16 or 8.03 than such Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Borrowers' prior written consent or by reason of the provisions of Section 8.02 or 8.03 requiring such Bank to designate a different Applicable Lending Office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

          (f) Notwithstanding anything to the contrary contained herein, any Bank (a "Granting Bank") may without paying any processing fee therefor grant to a special purpose funding vehicle (an "SPC"), identified as such in writing from time to time by the Granting Bank to the Agent and the Borrower, the option to provide to the Borrower all or any part of any advance that such Granting Bank would otherwise be obligated to make to the Borrower pursuant to this Agreement; provided that (i) an SPC shall be a Subsidiary or other affiliate of such Granting Bank, (ii) nothing herein shall constitute a commitment by any SPC to make any advance, and (iii) nothing herein shall relieve the Granting Bank of any of its obligations under this Agreement and, if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such advance, the Granting Bank shall be obligated to make such advance pursuant to the terms hereof. An SPC shall not become a Bank hereunder or possess rights to vote, rights to receive notice, or any other rights under this Agreement. The making of an advance by an SPC hereunder shall utilize the Commitment of the Granting Bank to the same extent, and as if, such advance were made by such Granting Bank. Each party hereto hereby agrees that no SPC shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Bank). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPC, it will not institute against, or join any other person instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any State thereof. In addition, notwithstanding anything to the contrary contained in this Section 9.06(f), any SPC may (i) with notice to, but without the prior written consent of, the Borrower and the Agent and without paying any processing fee therefor, assign all or a portion of its interests in any advances to the Granting Bank,
(ii) with the prior written consent of the Borrower and the Agent and without paying any processing fee therefor, assign all or a portion of its interests in any advances to any financial institution providing liquidity and/or credit support to or for the account of such SPC to support the funding or maintenance of advances and (iii) disclose on a confidential basis any non-public information relating to its advances to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPC. This section may not be amended without the written consent of the SPC.

          SECTION 9.07. Collateral. Each of the Banks represents to the Agent and each of the other Banks that it in good faith is not relying upon any "margin stock" (as defined in Regulation U) as collateral in the extension or maintenance of the credit provided for in this Agreement.

          SECTION 9.08. Waiver of Certain Claims. Each Borrower hereby expressly waives any claim, cause of action or remedy of such Borrower against the Agent, any Bank or any Participant arising out of or relating to, directly or indirectly, (i) any failure by any Bank to make any Loan or (ii) any failure by the Agent or any Bank to comply with any interest rate election, in any such case on account of or attributable to the fact that the applicable Notice of Borrowing, Money Market Quote Request or Notice of Interest Rate Election, as the case may be, was not signed by the Authorized Officers of such Borrower.

          SECTION 9.09. Termination of JHCC as a Borrower. The Borrowers may, at any time (i) at which there shall be no Loans outstanding to JHCC or (ii) after JHFS or JHLIC shall have executed and delivered a Company Assumption Agreement, upon written notice thereof to the Agent, executed on behalf of JHFS or JHLIC and JHCC and substantially in the form of Exhibit G hereto, terminate JHCC as a Borrower hereunder. Immediately upon the receipt by the Agent of such notice, all commitments of the Banks to make Loans to JHCC, and all rights of JHCC hereunder, shall terminate and JHCC shall immediately cease to be a Borrower hereunder; provided that, unless JHFS or JHLIC shall have executed and delivered a Company Assumption Agreement, all obligations of JHCC as a Borrower hereunder arising in respect of any period in which JHCC was, or on account of any action or inaction by JHCC as, a Borrower hereunder shall survive such termination and if JHFS or JHLIC shall have executed and delivered a Company Assumption Agreement, the liability of JHCC (but not of JHFS or JHLIC, as the case may be) with respect to such obligations shall terminate.

          SECTION 9.10. Governing Law; Submission to Jurisdiction. THIS AGREEMENT AND EACH NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS. EACH BORROWER HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF

THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF MASSACHUSETTS AND OF ANY MASSACHUSETTS STATE COURT SITTING IN SUFFOLK COUNTY FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH BORROWER IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

          SECTION 9.11. Counterparts; Integration. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof (other than the agreement referred to in Section 7.09).

          SECTION 9.12. Waiver of Jury Trial. EACH OF THE BORROWERS, THE AGENT AND THE BANKS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

          SECTION 9.13 Interest Rate Limitation. All agreements between the Borrowers and the Banks are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced by this Agreement, the Notes or otherwise, shall the amount paid or agreed to be paid to the Banks for the use or forbearance of such indebtedness exceed the maximum permissible under applicable law. As used herein, the term "applicable law" shall mean the law in effect as of the Effective Date; provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then this Agreement, the Notes and all other loan documents shall be governed by such new law as of its effective date. In this regard, it is expressly agreed that it is the intent of the Borrowers and the Banks in the execution, delivery and acceptance of this Agreement and the Notes to contract in strict compliance with the laws of the Commonwealth of Massachusetts from time to time in effect. If, under or from any circumstances whatsoever, fulfillment of any provision of this Agreement, the Notes or any other loan documents at the time of performance of such provision shall be due, shall involve transcending the limit of such validity prescribed by applicable law, then the obligation to be fulfilled shall automatically be reduced to the limits of such validity, and if under or from any circumstances whatsoever the Banks should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced by this Agreement, the Notes and the other loan documents and not to the payment of interest. This provision shall control every other provision of all agreements between the Borrowers and the Banks.

          SECTION 9.14. JHLIC As Agent For Borrowers. Each of JHFS and JHCC hereby appoints JHLIC as its agent with respect to the receiving and giving of any notices, requests, instructions, reports, schedules, revisions, financial statements or any other written or oral communications hereunder. The Agent and each Bank are hereby entitled to rely on any communication given or transmitted by JHLIC as if such communication were given or transmitted by the Borrower on whose behalf such communication is given or transmitted; provided, however, that any communication given or transmitted directly to the Agent or any Bank by any Borrower shall be binding with respect to such Borrower. Any communication given or transmitted by the Agent or any Bank to JHLIC shall be deemed given and transmitted to all Borrowers, provided that any such communication shall specify the identity of the Borrower(s) to which such communication is being given.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

JOHN HANCOCK FINANCIAL                  JOHN HANCOCK LIFE INSURANCE COMPANY
SERVICES, INC.

By: ____________________________        By: ___________________________________

Title: _________________________        Title:  _______________________________

By: ____________________________        By: ___________________________________

Title: _________________________        Title: ________________________________


200 Clarendon Street, T-56              200 Clarendon Street, T-56
Boston, Massachusetts  02117            Boston, Massachusetts 02117
Attention:  Treasurer                   Attention:  Treasurer
Fax:  (617) 572-0411                    Fax:  (617) 572-0411
Telex number: 62021772                  Telex number:  62021772
with a copy to:                         with a copy to:
John Hancock Financial Services, Inc.   John Hancock Financial Services, Inc.
200 Clarendon Street                    200 Clarendon Street
Boston, Massachusetts  02117            Boston, Massachusetts  02117
Attention:  Investment Law              Attention:  Investment Law
Fax:  (617) 572-9269                    Fax:  (617) 572-9269

                                        JOHN HANCOCK CAPITAL CORPORATION

                                        By: ___________________________________

                                        Title: ________________________________

                                        By: ___________________________________

                                        Title: ________________________________

                                        200 Clarendon Street, T-56
                                        Boston, Massachusetts  02117
                                        Attention:  Treasurer
                                        Fax:  (617) 572-0411
                                        Telex number: 62021772
                                        with a copy to:
                                        John Hancock Financial Services, Inc.
                                        200 Clarendon Street
                                        Boston, Massachusetts  02117
                                        Attention:  Investment Law
                                        Fax:  (617) 572-9269

   364-Day           Multi-Year
 Commitments        Commitments
------------        -----------

$40,000,000          $ 40,000,000      FLEET NATIONAL BANK
                                       ("Co-Administrative Agent")


                                       By:__________________________
                                       Title:_______________________

$40,000,000          $ 40,000,000      THE CHASE MANHATTAN BANK
                                       ("Co-Administrative Agent")


                                       By:__________________________
                                       Title:_______________________

$40,000,000          $ 40,000,000      CITICORP USA, INC.
                                       ("Syndication Agent")


                                       By:__________________________
                                       Title:_______________________

$40,000,000          $ 40,000,000      BANKONE, NA
                                       (MAIN OFFICE CHICAGO)
                                       ("Documentation Agent")


                                       By:__________________________
                                       Title:_______________________

$30,312,500          $ 30,312,500      BARCLAYS BANK PLC


                                       By:__________________________
                                       Title:_______________________

   364-Day           Multi-Year
 Commitments        Commitments
------------        -----------

$30,312,500          $ 30,312,500      BNP PARIBAS


                                       By:__________________________
                                       Title:_______________________


                                       By:__________________________
                                       Title:_______________________

$30,312,500          $ 30,312,500      COMERICA BANK


                                       By:__________________________
                                       Title:_______________________

$30,312,500          $ 30,312,500      CREDIT SUISSE FIRST BOSTON


                                       By:__________________________
                                       Title:_______________________


                                       By:__________________________
                                       Title:_______________________

$30,312,500          $ 30,312,500      DEUTSCHE BANK AG, NEW YORK
                                       AND/OR CAYMAN ISLAND BRANCHES


                                       By:__________________________
                                       Title:_______________________


                                       By:__________________________
                                       Title:_______________________

   364-Day           Multi-Year
 Commitments        Commitments
------------        -----------

$30,312,500          $ 30,312,500      ROYAL BANK OF CANADA


                                       By:__________________________
                                       Title:_______________________

$30,312,500          $ 30,312,500      THE BANK OF NOVA SCOTIA


                                       By:__________________________
                                       Title:_______________________

$30,312,500          $ 30,312,500      WACHOVIA BANK, N.A.


                                       By:__________________________
                                       Title:_______________________

$22,500,000          $ 22,500,000      BANK OF AMERICA, N.A.


                                       By:__________________________
                                       Title:_______________________

$22,500,000          $ 22,500,000      STATE STREET BANK AND TRUST COMPANY


                                       By:__________________________
                                       Title:_______________________

$22,500,000          $ 22,500,000      WESTDEUTSCHE LANDESBANK GIROZENTRALE,
                                       NEW YORK BRANCH


                                       By:__________________________
                                       Title:_______________________


                                       By:__________________________
                                       Title:_______________________

   364-Day           Multi-Year
 Commitments        Commitments
------------        -----------

$20,000,000          $ 20,000,000      THE NORTHERN TRUST COMPANY


                                       By:__________________________
                                       Title:_______________________

$10,000,000          $ 10,000,000      THE BANK OF NEW YORK


                                       By:__________________________
                                       Title:_______________________

________________       ________________
Total 364-Day          Total Multi-Year
 Commitments              Commitments

$500,000,000              $500,000,000


                         FLEET NATIONAL BANK, as Agent


                         By:______________________________________________
                         Title:  Managing Director, Financial Institutions
                                 Division
                         100 Federal Street
                         Boston, Massachusetts 02110
                         Attention:  Lawrence C. Bigelow
                         Facsimile transmission number: (617) 434-1096 Telex number: 4996527

                         THE CHASE MANHATTAN  BANK, as Agent


                         By:_______________________________________________
                         Title:  Vice President
                         270 Park Avenue, 20th Floor
                         New York, New York 10017
                         Attention:  Heather Lindstrom
                         Facsimile transmission number: (212) 270-0412 Telex number: ___________

                                                                     EXHIBIT A-1

                             364-DAY REVOLVER NOTE

                                                   Boston, Massachusetts
                                                   August 3, 2000

     For value received, [John Hancock Financial Services, Inc., a Delaware corporation] [John Hancock Life Insurance Company, a Massachusetts corporation] [John Hancock Capital Corporation, a Delaware corporation] (the "Borrower"), promises to pay to the order of ________________________________ (the "Bank"), for the account of its Applicable Lending Office, the unpaid principal amount of each Loan made by the Bank to the Borrower pursuant to the Credit Agreement dated as of August 3, 2000 among the Borrower, certain affiliates of the Borrower, the banks listed on the signature pages thereof and each of Fleet National Bank and The Chase Manhattan Bank, as Agent (as the same may be amended from time to time, the "Credit Agreement") on the Termination Date provided, or as otherwise provided, in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of The Chase Manhattan Bank, 270 Park Avenue, New York, New York.

     All Loans made by the Bank and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding shall be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

     THE BORROWER AND THE BANK MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE BANK TO ACCEPT THIS NOTE AND MAKE THE LOAN.

     This note is one of the Notes referred to in the Credit Agreement. Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

                                    [JOHN HANCOCK FINANCIAL SERVICES, INC.]
                                    [JOHN HANCOCK LIFE INSURANCE COMPANY]
                                    [JOHN HANCOCK CAPITAL CORPORATION]


                                    By______________________________________
                                         Title:

                                    By______________________________________
                                         Title:

                        LOANS AND PAYMENTS OF PRINCIPAL

 ______________________________________________________________________________

                                   Amount of
                 Amount of         Principal             Notation
  Date             Loan              Repaid               Made by
 ______________________________________________________________________________

 ______________________________________________________________________________

 ______________________________________________________________________________

 ______________________________________________________________________________

 ______________________________________________________________________________

 ______________________________________________________________________________

 ______________________________________________________________________________

 ______________________________________________________________________________

 ______________________________________________________________________________

 ______________________________________________________________________________

 ______________________________________________________________________________

 ______________________________________________________________________________

 ______________________________________________________________________________

                                                                     EXHIBIT A-2

                            MULTI-YEAR REVOLVER NOTE

                                                   Boston, Massachusetts
                                                   August 3, 2000

     For value received, [John Hancock Financial Services, Inc., a Delaware corporation] [John Hancock Life Insurance Company, a Massachusetts corporation] [John Hancock Capital Corporation, a Delaware corporation] (the "Borrower"), promises to pay to the order of ________________________________ (the "Bank"), for the account of its Applicable Lending Office, the unpaid principal amount of each Loan made by the Bank to the Borrower pursuant to the Credit Agreement dated as of August 3, 2000 among the Borrower, certain affiliates of the Borrower, the banks listed on the signature pages thereof and each of Fleet National Bank and The Chase Manhattan Bank, as Agent (as the same may be amended from time to time, the "Credit Agreement") on the Termination Date provided, or as otherwise provided, in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of The Chase Manhattan Bank, 270 Park Avenue, New York, New York.

     All Loans made by the Bank and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding shall be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

     THE BORROWER AND THE BANK MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE BANK TO ACCEPT THIS NOTE AND MAKE THE LOAN.

     This note is one of the Notes referred to in the Credit Agreement. Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

                                    [JOHN HANCOCK FINANCIAL SERVICES, INC.]
                                    [JOHN HANCOCK LIFE INSURANCE COMPANY]
                                    [JOHN HANCOCK CAPITAL CORPORATION]


                                    By______________________________________
                                         Title:

                                    By______________________________________
                                         Title:

                        LOANS AND PAYMENTS OF PRINCIPAL

 ______________________________________________________________________________
                                   Amount of
                 Amount of         Principal             Notation
  Date             Loan              Repaid               Made by
 ______________________________________________________________________________

 ______________________________________________________________________________

 ______________________________________________________________________________

 ______________________________________________________________________________

 ______________________________________________________________________________

 ______________________________________________________________________________

 ______________________________________________________________________________

 ______________________________________________________________________________

 ______________________________________________________________________________

 ______________________________________________________________________________

 ______________________________________________________________________________

 ______________________________________________________________________________

 ______________________________________________________________________________

 ______________________________________________________________________________

                                                                       EXHIBIT B

                          COMPANY ASSUMPTION AGREEMENT
                          ----------------------------


     AGREEMENT, dated as of _____________, _____, made by [JOHN HANCOCK FINANCIAL SERVICES, INC., a Delaware corporation] [JOHN HANCOCK LIFE INSURANCE COMPANY, a Massachusetts corporation] (the "Company"), in favor of the Banks and the Agent party to the Credit Agreement referred to herein and the holders from time to time of the Notes issued by JHCC (as defined below) thereunder.


                              W I T N E S S E T H:
                              --------------------

     WHEREAS, John Hancock Capital Corporation ("JHCC") is a party to a Credit Agreement (as amended from time to time, the "Credit Agreement") dated as of August 3, 2000 among the Company, JHCC, the Banks listed on the signature pages thereof and each of Fleet National Bank and The Chase Manhattan Bank, as co-administrative agents (collectively, the "Agent");

     WHEREAS, the Company owns, directly or indirectly, all of the common stock of JHCC; and

     [WHEREAS, as of the date hereof [describe transaction by which JHCC's corporate existence is being terminated] [describe merger or consolidation of JHCC into another Subsidiary], and under Section [5.03] [5.12] of the Credit Agreement it is a condition to such [termination] [merger] [consolidation] that the Company execute and deliver this Agreement;]

     [WHEREAS, the Support Agreement, dated as of October 15, 1984 between JHCC and JHLIC (the "Support Agreement") is being terminated as of the date hereof, and under Section 5.13 of the Credit Agreement it is a condition to such termination that the Company execute and deliver this Agreement;]

     [WHEREAS, the Borrowers desire to terminate JHCC as a Borrower under the Credit Agreement as of the date hereof, and under Section 9.09 of the Credit Agreement it is a condition to such termination that the Company execute and deliver this Agreement;]

     NOW THEREFORE, in consideration of the premises the Company hereby agrees as follows:

     SECTION 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the respective meanings given them in the Credit Agreement.

     SECTION 2. Assumption. The Company hereby unconditionally and irrevocably assumes, as principal obligor, all of the obligations of JHCC under the Credit Agreement and the Notes issued by JHCC thereunder, including, without limitation, the obligations of JHCC to pay in full when due (whether at stated maturity, upon acceleration or otherwise) the principal of and interest on such Notes and all other amounts payable by JHCC under the Credit Agreement.

     SECTION 3.  Representations and Warranties.  The Company hereby represents
                 ------------------------------
and warrants that:

     (a) Authorization; No Contravention. The execution, delivery and performance by the Company of this Agreement are within the Company's powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation, as amended from time to time, or the by-laws of the Company or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Company or result in or require the creation or imposition of any Lien on any asset of the Company or any Material Subsidiary.

     (b) Binding Effect. This Agreement constitutes a valid and binding agreement of the Company.

     SECTION 4. Notices. All notices and other communications provided for or permitted hereunder shall be made as specified in Section 9.01 of the Credit Agreement.

     SECTION 5. Priority. The obligations of the Company under this Agreement, and the obligations assumed by the Company hereunder, are unsecured and rank equally with other unsecured and unsubordinated obligations of the Company[, subject to the requirements of Section 180F, Chapter 175, of the Massachusetts General Laws as to priorities of distribution in any liquidation proceedings begun in Massachusetts against an insolvent Massachusetts insurer].

     SECTION 6. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts.

     SECTION 7. Severability. Any provision of this Agreement which is illegal, invalid, prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity, prohibition or unenforceability without invalidating the remaining provisions hereof and any such illegality, invalidity, prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 8. Entire Agreement. This Agreement and the Credit Agreement embody the entire agreement of the Company with respect to the subject matter hereof and supersede any prior written or oral agreements and understandings relating to the subject matter hereof.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed and delivered by its officers thereunto duly authorized as of the date first above written.

                                    [JOHN HANCOCK FINANCIAL SERVICES, INC.]
                                    [JOHN HANCOCK LIFE INSURANCE COMPANY]


                                    By:_____________________________________
                                         Authorized Officer


                                    By:_____________________________________
                                         Authorized Officer

                                                                       EXHIBIT C

                              GUARANTEE AGREEMENT
                              -------------------


     GUARANTEE AGREEMENT, dated as of _____________, _____, made by [JOHN HANCOCK FINANCIAL SERVICES, INC., a Delaware corporation] [JOHN HANCOCK LIFE INSURANCE COMPANY, a Massachusetts corporation] (the "Company"), in favor of the Banks and the Agent party to the Credit Agreement referred to herein and the holders from time to time of the Notes issued by JHCC (as defined below) thereunder.


                              W I T N E S S E T H:
                              --------------------

     WHEREAS, John Hancock Capital Corporation ("JHCC") is a party to a Credit Agreement (as amended from time to time, the "Credit Agreement") dated as of August 3, 2000 among the Company, JHCC, the Banks listed on the signature pages thereof and each of Fleet National Bank and The Chase Manhattan Bank, as co-administrative agents (collectively, the "Agent");

     WHEREAS, the Company owns directly or indirectly, all of the common stock of JHCC; and

     WHEREAS, the Support Agreement, dated as of October 15, 1984 between JHLIC and JHCC (the "Support Agreement") is being terminated as of the date hereof, and under Section 5.13 of the Credit Agreement it is a condition to such termination that the Company execute and deliver this Guaranty Agreement;

     NOW THEREFORE, in consideration of the premises, the Company hereby agrees as follows:

     SECTION 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the respective meanings given them in the Credit Agreement.

     SECTION 2. Guarantee. The Company hereby unconditionally and irrevocably guarantees as principal and not merely as surety the full and punctual payment when due (whether at stated maturity, upon acceleration or otherwise) of the principal of and interest on each Note issued by JHCC under the Credit Agreement and the full and punctual payment of all other amounts payable by JHCC under the Credit Agreement.

     SECTION 3. Guarantee Absolute. The Company agrees that the guarantee contained in this Guarantee Agreement is a guarantee of payment and not of collection or collectibility, and that the obligations of the Company hereunder shall be primary, absolute and unconditional and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

          (i) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of JHCC under the Credit Agreement or any Note, by operation of law or otherwise;

          (ii) any modification or amendment of or supplement to the Credit Agreement or any Note;

          (iii) any release, non-perfection or invalidity of any direct or indirect security for any obligation of JHCC under the Credit Agreement or any Note;

          (iv) any change in the corporate existence, structure or ownership of JHCC, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting JHCC or its assets or any resulting release or discharge of any obligation of JHCC contained in the Credit Agreement or any Note;

          (v) the existence of any claim, set-off or other rights which the Company may have at any time against JHCC, the Agent, any Bank or any other Person, whether in connection herewith or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim or with respect to obligations of the Company other than obligations hereunder;

          (vi) any invalidity or unenforceability relating to or against JHCC for any reason of the Credit Agreement or any Note, or any provision of applicable law or regulation purporting to prohibit the payment by JHCC of the principal of or interest on any Note or any other amount payable by JHCC under the Credit Agreement; or

          (vii) any other act or omission to act or delay of any kind by JHCC, the Agent, any Bank or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the Company's obligations hereunder.

     SECTION 4. Representations and Warranties. The Company hereby represents and warrants that:

     (a) Authorization; No Contravention. The execution, delivery and performance by the Company of this Guarantee Agreement are within the Company's powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation, as amended from time to time, or the by-laws of the Company or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Company or result in or require the creation or imposition of any Lien on any asset of the Company or any Material Subsidiary.

     (b) Binding Effect. This Guarantee Agreement constitutes a valid and binding agreement of the Company.

     SECTION 5. Manner of Payment. Payment by the Company hereunder shall be made in such funds, to such Persons and at such times and places as are specified for corresponding payments under the Credit Agreement.

     SECTION 6. Enforcement of Guarantee. In no event shall any Bank, the Agent or any other Person have any obligation to proceed against JHCC or any other Person or any property that may be pledged to secure the obligations of JHCC under the Credit Agreement or the Notes before seeking satisfaction from the Company.

     SECTION 7. Waiver. The Company hereby irrevocably waives promptness, diligence, acceptance hereof, presentment, demand, protest and any and all other notice not provided for herein and any requirement that at any time any Bank, the Agent or any other Person exhaust any right or take any action against JHCC or any other Person and any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge, release or defense of the Company or that might otherwise limit recourse against the Company.

     SECTION 8. Waiver of Subrogation. The Company irrevocably waives any and all rights to which it may be entitled, by operation of law or otherwise, upon making any payment hereunder to be subrogated to the rights of the payee against JHCC with respect to such payment or otherwise to be reimbursed, indemnified or exonerated by JHCC in respect thereof.

     SECTION 9. Notices. All notices and other communications provided for or permitted hereunder shall be made as specified in Section 9.01 of the Credit Agreement.

     SECTION 10. No Waiver; Remedies. No failure on the part of any Bank or the Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     SECTION 11. Continuing Guarantee; Reinstatement in Certain Circumstances. The guarantee contained in this Guarantee Agreement is a continuing guarantee and the Company's obligations hereunder shall (i) unless the Company shall have executed and delivered a Company Assumption Agreement or JHCC shall have consolidated with or merged into the Company in accordance with Section 5.12(i)(a)(A) of the Credit Agreement, remain in full force and effect until the indefeasible payment in full of the principal of and interest on the notes issued by JHCC and all other amounts payable by JHCC under the Credit Agreement and the expiration or earlier termination of the Commitments with respect to JHCC under the Credit Agreement, (ii) be binding upon the Company and its successors and assigns, and (iii) inure to the benefit of and be enforceable by the Banks, the Agent and the holders from time to time of the Notes issued by JHCC and their respective successors, transferees and assigns. If at any time any payment of any of the principal of or interest on any Note or any other amount payable by JHCC under the Credit Agreement is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy or reorganization of JHCC or otherwise, the Company's obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

     SECTION 12. Stay of Acceleration. If acceleration of the time for payment of any amount payable by JHCC under the Credit Agreement or the Notes is stayed upon the insolvency, bankruptcy or reorganization of JHCC, all such amounts otherwise subject to acceleration under the terms of the Credit Agreement shall nonetheless be payable by the Company hereunder forthwith on demand by the Agent made at the request of the requisite proportion of the Banks specified in
Article VI of the Credit Agreement.

     SECTION 13. Priority. The obligations of the Company under this Guarantee Agreement are unsecured and rank equally with other unsecured and unsubordinated obligations of the Company[, subject to the requirements of Section 180F, Chapter 175, of the Massachusetts General Laws as to priorities of distribution in any liquidation proceedings begun in Massachusetts against an insolvent Massachusetts insurer].

     SECTION 14. Governing Law. This Guarantee Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts.

     SECTION 15. Severability. Any provision of this Guarantee Agreement which is illegal, invalid, prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity, prohibition or unenforceability without invalidating the remaining provisions hereof and any such illegality, invalidity, prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 16. Entire Agreement. This Guarantee Agreement and the Credit Agreement embody the entire agreement of the Company with respect to the subject matter hereof and supersede any prior written or oral agreements and understandings relating to the subject matter hereof and thereof.

     IN WITNESS WHEREOF, the Company has caused this Guarantee Agreement to be duly executed and delivered by its officers thereunto duly authorized as of the date first above written.

                                    [JOHN HANCOCK FINANCIAL SERVICES, INC.]
                                    [JOHN HANCOCK LIFE INSURANCE COMPANY]


                                    By:_____________________________________
                                         Authorized Officer


                                    By:_____________________________________
                                         Authorized Officer

                                                                       EXHIBIT D



                                   OPINION OF
                               ALAN R. SEGHEZZI,
                           SECOND VICE PRESIDENT AND
                      COUNSEL OF JHLIC, FOR THE BORROWERS
                      -----------------------------------


                                         August 3, 2000



The Banks and the Agent listed
on the signature pages of the below-
referenced Credit Agreement
C/o Fleet National Bank
100 Federal Street
Boston, MA  02110

Ladies and Gentlemen:

          I am Second Vice President and Counsel of John Hancock Life Insurance Company and have acted as counsel for John Hancock Financial Services, Inc., a Delaware corporation ("JHFS"), John Hancock Life Insurance Company, a Massachusetts corporation and a direct, wholly-owned subsidiary of JHFS ("John Hancock"), and John Hancock Capital Corporation, a Delaware corporation and an indirect, wholly-owned subsidiary of John Hancock ("JHCC"), in connection with the negotiation, execution and delivery by JHFS, John Hancock and JHCC of the Credit Agreement, dated as of August ___, 2000 (the "Credit Agreement") among JHFS, John Hancock, JHCC, the Banks listed on signature pages of such Credit Agreement (the "Banks") and Fleet National Bank and The Chase Manhattan Bank, as Co-Administrative Agents(together, the "Agent") and the execution and issuance thereunder of the Notes by JHFS (the "JHFS Notes"), John Hancock (the "John Hancock Notes") and JHCC (the "JHCC Notes"; and together with the JHFS Notes and the John Hancock Notes, the "Notes").

          All terms capitalized herein which are not otherwise defined have the meanings attributed thereto in the Credit Agreement.

          In so acting, I have reviewed, among other things, the Credit Agreement, the Notes and the Support Agreement and such other documents as I have deemed necessary or appropriate as a basis for the opinions expressed below. In my examination, I have assumed the genuineness of all signatures (other than signatures of officers of JHFS, John Hancock and JHCC), the authenticity of all documents submitted to me as originals (other than the Credit Agreement, the Support Agreement and the Notes), the conformity to original documents of all documents submitted to me as certified or photostatic copies, and the authenticity of the originals of such copies. I have relied upon, and assumed the accuracy of, the representations and warranties as to factual matters contained in and made pursuant to the Credit Agreement and the Support Agreement, relied upon the originals or copies certified, or otherwise identified to my satisfaction, of such records, documents, certificates and other instruments, and made such other investigations, as in my judgment, are necessary or appropriate to enable me to render the opinions below.

          Subject to the foregoing and the qualifications discussed below, I am of the following opinion:

     1. JHFS. JHFS is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and has all corporate powers and, to my knowledge, all material governmental licenses, consents and approvals required to carry on its business as now conducted and to execute and deliver the Credit Agreement and the JHFS Notes.

     2. John Hancock. John Hancock is a corporation duly incorporated, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, and has all corporate powers, and to my knowledge, all material governmental licenses, consents and approvals required to carry on its business as now conducted and to execute and deliver the Credit Agreement, the John Hancock Notes and the Support Agreement.

     3. JHCC. JHCC is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and has all corporate powers and, to my knowledge, all material governmental licenses, consents and approvals required to carry on its business as now conducted and to execute and deliver the Credit Agreement, the JHCC Notes and the Support Agreement.

     4. The Credit Agreement. The Credit Agreement has been duly authorized, executed and delivered by each of JHFS, John Hancock and JHCC, and constitutes the legal, valid and binding obligation of JHFS, John Hancock and JHCC, enforceable against JHFS, John Hancock and JHCC, as the case may be, in accordance with its terms.

     5.   The JHFS Notes.  Pursuant to the authority granted pursuant to Section
          8.04 of the JHFS By-Laws and the Action By Chief Executive Officer dated July 27, 2000, the JHFS Notes have been duly authorized, executed and delivered by JHFS, and each of the JHFS Notes issued on the date hereof is a legal, valid and binding obligation of JHFS, enforceable against JHFS in accordance with its terms.

     6. The John Hancock Notes. The John Hancock Notes have been duly authorized, executed and delivered by John Hancock, and each John Hancock Note issued on the date hereof is a legal, valid and binding obligation of John Hancock, enforceable against John Hancock in accordance with its terms.

     7. The JHCC Notes. The JHCC Notes have been duly authorized, executed and delivered by JHCC, and each JHCC Note issued on the date hereof is a legal, valid and binding obligation of JHCC, enforceable against JHCC in accordance with its terms.

     8. Ranking. (a) The obligations of JHFS under the Credit Agreement and the JHFS Notes will rank equally with other unsecured and unsubordinated obligations of JHFS, (b) the obligations of John Hancock under the Credit Agreement, the John Hancock Notes and the Support Agreement will rank equally with other unsecured and unsubordinated obligations of John Hancock, subject to the requirements of section one hundred and eighty F of Chapter 175 of the Massachusetts General Laws, which section establishes priorities of distribution in any liquidation proceeding begun in the Commonwealth of Massachusetts against an insolvent Massachusetts insurer, and (c) the obligations of JHCC under the Credit Agreement and the JHCC Notes will rank equally with other unsecured and unsubordinated obligations of JHCC.

     9. Support Agreement. The Support Agreement has been duly authorized, executed and delivered by John Hancock and JHCC and constitutes the legal, valid and binding obligation of John Hancock and JHCC enforceable against John Hancock or JHCC, as the case may be, in accordance with its terms, and the provisions thereof which purport to create a direct right of the holders of any JHCC Notes to enforce John Hancock's obligations under the Support Agreement in the event of JHCC's failure to meet its obligations under the JHCC Notes are legally effective for such purpose.

     10. Governmental Consents. To my knowledge, no consent or action of, or filing with, any governmental or public regulatory body or authority, including, without limitation, the Executive Office of Consumer Affairs and Business Regulation, Division of Insurance, of the Commonwealth of Massachusetts, is required to authorize, or is otherwise required in connection with, the execution, delivery and performance by JHFS, John Hancock or JHCC of the Credit Agreement, or by John Hancock or JHCC of the Support Agreement or their respective obligations thereunder, or by JHFS of the JHFS Notes, John Hancock of the John Hancock Notes or JHCC of the JHCC Notes or their respective obligations thereunder.

     11. Conflict with Instruments, Etc. Neither the execution and delivery by JHFS, John Hancock and JHCC of the Credit Agreement, JHFS of the JHFS Notes, John Hancock of the John Hancock Notes, JHCC of the JHCC Notes, or John Hancock and JHCC of the Support Agreement, nor the fulfillment of, nor compliance with, the terms and provisions thereof will, (a) to my knowledge, violate any law or any regulation, order, writ, injunction or decree of any court or governmental instrumentality or result in any breach of any of the terms, conditions or provisions of, or (b) constitute a default under, or result in the creation or imposition of, any mortgage, lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of JHFS, John Hancock or JHCC pursuant to the terms of, (i) the Certificates of Incorporation or the By-Laws of JHFS, John Hancock or JHCC, as the case may be, or (ii) to my knowledge, any mortgage, indenture, agreement or instrument to which JHFS, John Hancock or JHCC is a party or by which it is bound.

     12. Litigation. Except as disclosed in JHFS' Form 10-K for the year ended December 31, 1999 or JHFS' Form 10-Q for the quarter ended March 31, 2000, to my knowledge, there is no action, suit or proceeding pending or threatened against or affecting JHFS, John Hancock or JHCC before any court or arbitrator or any governmental body, agency or official
          (i) which, if adversely determined, would have a Material Adverse Effect or a material adverse effect on the ability of either John Hancock or JHCC to perform their respective obligations under the Support Agreement or (ii) which in any manner draws into question the validity or enforceability of the Credit Agreement, the Support Agreement or any of the Notes.

     13. Not an Investment Company. Neither JHFS nor John Hancock is an investment company within the meaning of the Investment Company Act of 1940, as amended. JHCC has been exempted from all provisions of the Investment Company Act of 1940, as amended, including, without limitation, those relating to the offering and sale of securities by JHCC, by order of the Securities and Exchange Commission dated June 26, 1984 issued pursuant to Section 6(c) of such Act, and to my knowledge such order remains in full force and effect and has not in any way been modified or amended. However, I bring to your attention that the Securities and Exchange Commission staff issued a no-action letter dated March 5, 1986 in which such staff agreed not to recommend to the Commission that it take any enforcement action against JHCC if JHCC invests in certain investments other than those stated in the application for such order.

          The opinions expressed above are subject to the following qualifications:

     (a) I express no opinion as to any laws other than the laws of the Commonwealth of Massachusetts, the Federal laws of the United States of

          America and, to the extent set forth in the foregoing opinions with respect to JHFS and JHCC, the corporate laws of the State of Delaware;

     (b) I express no opinion as to the enforceability of Section 9.12 of the Credit Agreement;

     (c) My opinions set forth herein as to the validity and binding effect and enforceability are specifically qualified to the extent that the validity and binding effect and enforceability of any obligations of each of JHFS, John Hancock and JHCC under the Credit Agreement and the Notes and John Hancock and JHCC under the Support Agreement may be subject to or limited by (i) applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other statutory or decisional laws, heretofore or hereafter enacted or in effect, affecting the rights and remedies of creditors generally, (ii) with respect to the enforceability of the Credit Agreement, the John Hancock Notes and the Support Agreement against John Hancock, such enforceability may be further limited by the requirements of section one hundred and eighty F of Chapter 175 of the Massachusetts General Laws, which section establishes priorities of distribution in any liquidation proceeding begun in the Commonwealth of Massachusetts against an insolvent Massachusetts insurer, (iii) the exercise of judicial or administrative discretion in accordance with general equitable principles, (iv) the application by courts of competent jurisdiction of laws containing provisions determined to have a paramount public interest, (v) each Bank's implied duty of good faith, and (vi) the availability or enforceability of particular remedies, of exculpatory provisions and of waivers contained in the Credit Agreement or the Notes or in the Support Agreement, which particular remedies, exculpatory provisions and waivers of rights may be limited by equitable principles or applicable laws, rules, regulations, court decisions and constitutional requirements.

     (d) I have assumed the requisite corporate power and authority on the part of the Agent and the Banks to enter into the Credit Agreement and to make Loans thereunder and the due authorization, execution and delivery of the Credit Agreement by the Agent and the Banks;

     (e)  I express no opinion as to the effect on the opinions herein stated of
          (i) the compliance or noncompliance by the Agent or any Bank with any state, Federal or other laws or regulations applicable to it or (ii) the legal or regulatory status or the nature of the business of the Agent or any Bank;

     (f) In rendering the opinions expressed in paragraphs (1), (2) and (3) above concerning the due incorporation, valid existence and good standing of JHFS, JHLIC and JHCC, I have relied exclusively on good standing certificates obtained by CT Corporation.

     (g) Whenever any opinion expressed herein is based upon "my knowledge", such knowledge is limited to information obtained by me from a general inquiry to the extent I believed necessary of the members of the Law Sector of John Hancock, which has general legal responsibility for JHFS, John Hancock and JHCC and which inquiry only inquired as to the actual knowledge of such members of the Law Sector without further investigation or inquiry. John Hancock's Law Sector regularly performs legal services for both JHFS and JHCC.

     (h) No opinion is expressed herein as to federal or state laws or regulations relating to (i) securities, (ii) taxation, (iii) forum selection or consent to jurisdiction (both as to personal jurisdiction and subject matter jurisdiction, (iv) the environment, (v) usury, or
          (vi) the Employee Retirement Income Security Act of 1974, as amended.

          This opinion is furnished by me in my capacity as Second Vice President and Counsel of John Hancock to you for your sole benefit pursuant to
Section 3.01(e) of the Credit Agreement. Goulston & Storrs may rely on this opinion as if it were addressed to them. No Person other than you and Goulston & Storrs is entitled to rely on this opinion without my prior written consent. This opinion is limited to the matters stated herein, and no opinion is implied or may be inferred beyond the matters expressly stated herein. This opinion does not address facts and circumstances or changes in law arising after the date hereof and I assume no responsibility to inform you of any such changes that may come to my attention.

                              Very truly yours,


                              Alan R. Seghezzi
                              Second Vice President and Counsel

                                                                       EXHIBIT E


                                   OPINION OF
                    GOULSTON & STORRS, P.C., SPECIAL COUNSEL
                                  FOR THE AGENT
                    ----------------------------------------



                                                           August 3, 2000



To the Banks and the Agent
 Referred to Below
c/o Fleet National Bank, as Agent
100 Federal Street
Boston, Massachusetts  02110


Dear Sirs:

          We have participated in the preparation of the Credit Agreement (the "Credit Agreement") dated as of August 3, 2000 among John Hancock Financial Services, Inc., a Delaware corporation, John Hancock Life Insurance Company, a Massachusetts corporation, and John Hancock Capital Corporation, a Delaware corporation (each, a "Borrower"), the banks listed on the signature pages thereof (the "Banks") and each of Fleet National Bank and The Chase Manhattan Bank, as co-administrative agent (the "Agent"), and have acted as special counsel for the Agent for the purpose of rendering this opinion pursuant to
Section 3.01(f) of the Credit Agreement. Terms defined in the Credit Agreement are used herein as therein defined.

          We have made such examination of law and have examined such certificates, documents, and opinions of counsel for each Borrower as we have deemed necessary for the purposes of this opinion.

          Upon the basis of the foregoing, we are of the opinion that the Credit Agreement constitutes a valid and binding agreement of each Borrower and that the Notes of each Borrower constitute valid and binding obligations of such Borrower.

    Our opinions set forth herein are subject to the following limitations and qualifications:

    A. In our examination and in rendering this opinion, we have assumed the genuineness of all signatures (other than officers of Fleet National
         Bank), the legal capacity of natural
         persons, the power and authority of all natural persons, the authenticity and completeness of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, the authenticity of the originals of such latter documents and the accuracy and completeness of information or documents furnished to us with respect to the Credit Agreement and the Notes.

    B. In rendering this opinion, we have relied without any independent investigation on the opinion of Alan R. Seghezzi, Second Vice President and Counsel of JHLIC, delivered to you on the date hereof, to the effect that each Borrower has all requisite power and authority and has taken all necessary corporate or other action to authorize it to execute, deliver and perform the Credit Agreement and any other related documents as may be executed in connection therewith to which it is a party and to effect the transactions contemplated thereby; that each Borrower has executed and delivered the Credit Agreement and such other related documents; and that the same constitute legal, valid and binding obligations of such Borrower. We have also assumed that each Bank has all requisite power and authority and has taken all necessary corporate or other action to authorize it to execute, deliver and perform the Credit Agreement and any other related documents as may be executed in connection therewith to which it is a party and to effect the transactions contemplated thereby; that each Bank has executed and delivered the Credit Agreement and such other related documents; and that the same constitute legal, valid and binding obligations of such Bank. Our opinion does not take account of, and we express no opinion with respect to, (i) any requirement of law which may be applicable to any Borrower, the Agent, or the Banks by reason of the legal or regulatory status of any Borrower, the Agent or any Bank or by reason of any other facts particularly pertaining to such Borrower, Agent or Bank, or (ii) any approval or consent arising out of any contract or agreement (other than the Credit Agreement) to which such Borrower, Agent or Bank is a party or by which it is bound.

    C. Our opinions set forth herein as to the validity and binding effect are specifically qualified to the extent that the validity and binding effect of any obligations of each Borrower under the Credit Agreement and the Notes may be subject to or limited by (i) applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other statutory or decisional laws, heretofore or hereafter enacted or in effect, affecting the rights and remedies of creditors generally, (ii) the exercise of judicial or administrative discretion in accordance with general equitable principles, (iii) the application by courts of competent jurisdiction of laws containing provisions determined to have a paramount public interest, (iv) each Bank's implied duty of good faith, and (v) the availability or enforceability of particular remedies, of exculpatory provisions and of waivers contained in the Credit Agreement or the Notes, which particular remedies, exculpatory provisions and waivers of rights may be limited by equitable principles or applicable laws, rules, regulations, court decisions and constitutional requirements.

    D. This opinion is limited to the legal matters explicitly addressed herein and does not extend, by implication or otherwise, to any other matter. This opinion is not subject to, and shall not be governed by or interpreted in accordance with, the Third-Party Legal Opinion Report (including the Legal Opinion Accord and the "guidelines" set forth therein) of the ABA Section of Business Law (1991).

    E. We are not passing upon and do not assume any responsibility for the accuracy, sufficiency, completeness or fairness of any statements, representations, warranties, descriptions, information or financial data supplied to the Agent or the Banks with respect to the Credit Agreement or the Notes or the transactions contemplated thereby or for the fairness of such transactions themselves, and we make no representation that we have independently verified the accuracy, sufficiency, completeness or fairness of any of the foregoing.

   F. We are members of the Bar of the Commonwealth of Massachusetts and the foregoing opinion is limited to the laws of the Commonwealth of Massachusetts and the federal laws of the United States of America. Insofar as this opinion involves matters arising under the law of the State of Delaware, we have relied without any independent investigation on the opinion of Alan R. Seghezzi, Second Vice President and Counsel of JHLIC, delivered to you on the date hereof. In giving the foregoing opinion, we express no opinion as to the effect (if any) of any law of any jurisdiction (except the Commonwealth of Massachusetts) in which any Bank is located which limits the rate of interest that such Bank may charge or collect.

    This opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon by or furnished to any other Person without our prior written consent.

                        Very truly yours,

                                                                       EXHIBIT F


                      ASSIGNMENT AND ASSUMPTION AGREEMENT

    AGREEMENT dated as of _______________, _____ among [ASSIGNOR] (the "Assignor"), [ASSIGNEE] (the "Assignee"), JOHN HANCOCK FINANCIAL SERVICES, INC. ("JHFS"), JOHN HANCOCK LIFE INSURANCE COMPANY ("JHLIC"), JOHN HANCOCK CAPITAL CORPORATION ("JHCC") and each of FLEET NATIONAL BANK and THE CHASE MANHATTAN BANK, as co-administrative agent (collectively, the "Agent").

                              W I T N E S S E T H
                              - - - - - - - - - -

    WHEREAS, this Assignment and Assumption Agreement (the "Agreement") relates to the Credit Agreement dated as of August 3, 2000 among JHFS, JHLIC, JHCC (JHFS, JHLIC and JHCC, collectively, the "Borrowers" and each, a "Borrower"), the Assignor and the other Banks party thereto, as Banks, and the Agent (the "Credit Agreement");

    WHEREAS, as provided under the Credit Agreement, the Assignor has a Commitment to make Loans to the Borrowers in an aggregate principal amount at any time outstanding not to exceed $_____________;

    WHEREAS, Committed Loans made to the Borrowers by the Assignor under the Credit Agreement in the aggregate principal amount of $___________ are outstanding at the date hereof; and

    WHEREAS, the Assignor proposes to assign to the Assignee all of the rights of the Assignor under the Credit Agreement in respect of a portion of its commitment thereunder in an amount equal to $____________ (the "Assigned Amount"), together with a corresponding portion of its outstanding Committed Loans, and the Assignee proposes to accept assignment of such rights and assume the corresponding obligations from the Assignor on such terms;

    NOW THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

    SECTION 1. Definitions. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.

    SECTION 2. Assignment. The Assignor hereby assigns and sells to the Assignee all of the rights of the Assignor under the Credit Agreement to the extent of the Assigned Amount, and the Assignee hereby accepts such assignment from the Assignor and assumes all of the obligations of the Assignor under the Credit Agreement to the extent of the Assigned Amount, including the purchase from the Assignor of the corresponding portion of the principal amount of the Committed Loans made by the Assignor outstanding at the date hereof. Upon the execution and delivery hereof by the Assignor, the Assignee, each Borrower and the Agent and the payment of the amounts specified in Section 3 required to be paid on the date hereof (i) the Assignee shall, as of the date hereof, succeed to the rights and be obligated to perform the obligations of a Bank under the Credit Agreement with a Commitment in an amount equal to the Assigned Amount, and (ii) the Commitment of the Assignor shall, as of the date hereof, be reduced by a like amount and the Assignor released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee. The assignment provided for herein shall be without recourse to the Assignor.

    SECTION 3.  Payments.  As consideration for the assignment and sale
                --------
contemplated in Section 2 hereof, the Assignee shall pay to the Assignor on the date hereof in Federal funds the amount separately agreed between them. It is understood that participation and facility fees accrued to the date hereof are for the account of the Assignor and facility fees accruing from and including the date hereof in respect of the Assigned Amount are for the account of the Assignee. Each of the Assignor and the Assignee hereby agrees that if it receives any amount under the Credit Agreement which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and shall promptly pay the same to such other party.

    SECTION 4.  Consent of the Borrowers and the Agent.  Except as provided in
                --------------------------------------
Section 9.06(c) of the Credit Agreement, this Agreement is conditioned upon the consent of the Borrowers and the Agent pursuant to such Section 9.06(c). The execution of this Agreement by each Borrower and the Agent is evidence of this consent. Pursuant to Section 9.06(c) each Borrower agrees to execute and deliver a Note payable to the order of the Assignee to evidence the assignment and assumption provided for herein.

    SECTION 5.  Non-Reliance on Assignor.  The Assignor makes no representation
                ------------------------
or warranty in connection with, and shall have no responsibility with respect to, the solvency, financial condition, or statements of any Borrower, or the validity and enforceability of the obligations of any Borrower in respect of the Credit Agreement or any Note. The Assignee acknowledges that it has, independently and without reliance on the Assignor, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and will continue to be responsible for making its own independent appraisal of the business, affairs and financial condition of the Borrowers.

    SECTION 6.  Governing Law.  This Agreement shall be governed by and
                -------------
construed in accordance with the laws of the Commonwealth of Massachusetts.

    SECTION 7.  Counterparts.  This Agreement may be signed in any number of
                ------------
counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

    IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                 [ASSIGNOR]


                                 By: ________________________________
                                     Title:

                                 [ASSIGNEE]


                                 By: ________________________________
                                     Title:

                                 JOHN HANCOCK FINANCIAL SERVICES, INC.


                                 By ________________________________
                                    Authorized Officer


                                 By ________________________________
                                    Authorized Officer

                                 JOHN HANCOCK LIFE INSURANCE COMPANY


                                 By ________________________________
                                    Authorized Officer


                                 By ________________________________
                                    Authorized Officer

                                 JOHN HANCOCK CAPITAL CORPORATION


                                 By ________________________________
                                    Authorized Officer


                                 By ________________________________
                                    Authorized Officer

                                FLEET NATIONAL BANK, as Agent


                                By ________________________________
                                   Title:


                                THE CHASE MANHATTAN BANK, as Agent


                                By ________________________________
                                   Title:

                                                                       EXHIBIT G


                            JHCC TERMINATION NOTICE
                            -----------------------

                                                      [Date]


To:      Fleet National Bank and
         The Chase Manhattan Bank (collectively, the "Agent")

From:    John Hancock Financial Services, Inc. ("JHFS")
         John Hancock Life Insurance Company ("JHLIC") and John Hancock Capital Corporation ("JHCC")

Re:      Credit Agreement (the "Credit Agreement")
         dated as of August 3, 2000 among JHFS, JHLIC,
         JHCC, the Banks listed on the signature pages
         thereof and the Agent
         -----------------------------------------------------


    We hereby give notice pursuant to Section 9.09 of the Credit Agreement that, effective as of the date hereof, JHCC is terminated as a Borrower under the Credit Agreement and all commitments by the Banks to make Loans to JHCC under the Credit Agreement are hereby terminated.

    We hereby certify that the termination of JHCC as a Borrower under the Credit Agreement complies with Section 9.09 of the Credit Agreement for the reasons set forth below:

    [1.  There are no Loans outstanding to JHCC.

    2. All obligations of JHCC as a Borrower under the Credit Agreement arising in respect of any period in which JHCC was, or on account of any action of inaction of JHCC as, a Borrower under the Credit Agreement shall survive the termination effected by this notice.]*

    [1. Either JHFS or JHLIC has executed and delivered a Company Assumption Agreement].


-----------------------
* Include this language if no Company Assumption Agreement has been executed and delivered.

    Terms used herein have the meanings assigned to them in the Credit
Agreement.


                        JOHN HANCOCK FINANCIAL SERVICES, INC.


                        By ___________________________________
                           Authorized Officer


                        By ___________________________________
                           Authorized Officer


                        JOHN HANCOCK LIFE INSURANCE COMPANY


                        By ___________________________________
                           Authorized Officer


                        By ___________________________________
                           Authorized Officer


                        JOHN HANCOCK CAPITAL CORPORATION


                        By ___________________________________
                           Authorized Officer


                        By ___________________________________
                           Authorized Officer

                                                                       EXHIBIT H

     SUPPORT AGREEMENT, dated as of October 15, 1984 between JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY, a Massachusetts corporation ("John Hancock"), and JOHN HANCOCK CAPITAL CORPORATION, a Delaware corporation ("Capital").

     WHEREAS, John Hancock owns, through John Hancock Subsidiaries, Inc., a Delaware corporation and a wholly-owned subsidiary of John Hancock, and presently intends to continue to own, either directly or through one or more wholly-owned subsidiaries, all of the outstanding shares of the capital stock of Capital having general voting power; and

     WHEREAS, it is in the interests of both John Hancock and Capital and in furtherance of Capital's corporate purposes that Capital be able to borrow money from banks, other financial institutions and others, including borrowings in the form of Commercial Paper (as hereinafter defined), and to incur such borrowings at the most favorable prevailing rates and terms, and in this regard Capital has requested John Hancock to enter into this Agreement; and

     WHEREAS, Capital intends to issue, from time to time, its short-term notes having maturities not exceeding nine months from their dates of issue (such notes herein referred to as "Commercial Paper") and to sell its Commercial Paper in the commercial paper market, and to incur, from time to time, other indebtedness for borrowed money, all in furtherance of its corporate purposes; and

     WHEREAS, Capital also intends to guarantee indebtedness for borrowed money (including such indebtedness in the form of bonds, notes and other transferable securities) incurred from time to time by John Hancock Overseas Finance N.V. and other direct or indirect subsidiaries of John Hancock (herein collectively referred to as "John Hancock companies"); and

     WHEREAS, Capital intends that the proceeds of any such borrowings incurred by it be used to make loans to John Hancock and the John Hancock companies; and

     WHEREAS, in furtherance of the foregoing objectives, John Hancock and Capital are entering into this Agreement for the express benefit of the holder or holders of the Commercial Paper of Capital, and, if and to the extent John Hancock may hereafter specifically agree in writing, the holder or holders of other indebtedness for borrowed money of Capital and the holder or holders of indebtedness for borrowed money incurred by one or more of the John Hancock companies which has been guaranteed by Capital.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, John Hancock and Capital hereby agree as follows:

(1) Stock Ownership. John Hancock, during the term of this Agreement, will
    ---------------
    continue to own, either directly or through one or more wholly-owned subsidiaries, the legal title to and beneficial interest in all outstanding shares of the capital stock of Capital having general voting power, and will not directly or indirectly pledge or in any way encumber or otherwise dispose of any such shares of stock.

(2) Maintenance of Tangible Net Worth. John Hancock, during the term of this
    ---------------------------------
    Agreement, will take such action as may be required to enable Capital to have and maintain a "Tangible Net Worth" of at least $1,000,000. The term "Tangible Net Worth" shall mean an amount equal to the capital stock and surplus (including paid-in or capital surplus) accounts of Capital after deducting therefrom the book amount of all intangible assets of Capital, all determined in accordance with generally accepted accounting principles, except that any Subordinated Loan made by John Hancock or by any one or more of the John Hancock companies to Capital shall be considered part of such capital stock and surplus accounts. The term "Subordinated Loan" shall mean any loan or advance made to Capital by John Hancock or by any of the John Hancock companies which by its terms is subordinated in right of payment to all obligations for borrowed money issued or guaranteed by Capital, except Subordinated Loans.

(3) Officer's Certificate; Payments to Capital. If at any time Capital shall
    ------------------------------------------
    determine that its Tangible Net Worth shall be less than $1,000,000, Capital shall promptly deliver to John Hancock a certificate of the President or any Vice President or the Treasurer of Capital ("Officer's Certificate") setting forth the Tangible Net Worth of Capital as of the date of said certificate and the amount of the payment ("Deficiency Amount") required to be made under Section (2) in order to enable Capital to have the amount of Tangible Net Worth provided for in Section (2), all in reasonable detail and determined in accordance with Section (2). John Hancock shall pay, or shall cause to be paid, subject to subsequent adjustment as provided for in Section (4), to Capital an amount equal to the Deficiency Amount immediately upon receipt of the Officer's Certificate. Any such payment shall be in the form of a capital contribution, the purchase of additional shares of capital stock of Capital or the making of Subordinated Loans, as John Hancock shall determine.

(4) Adjustment of Deficiency Amount. John Hancock shall not be deemed to have
    -------------------------------
    accepted an asserted Deficiency Amount certified to it under Section (3), if within ten (10) days after receipt of such certification, it shall give Capital written notice of its objections thereto and the reasons therefor ("Objection Notice"), provided that the giving of such Objection Notice shall not relieve John Hancock of its obligation to pay, or cause to be paid, to Capital an amount equal to the asserted Deficiency Amount in accordance with Section (3). If such Objection Notice is given, John Hancock and Capital will attempt in good faith to agree upon the amount of such deficiency. If John Hancock and Capital cannot so agree within ten (10) days after the Objection Notice is given, then John Hancock and Capital agree that Ernst & Whinney shall be requested to deliver to John Hancock and Capital, within thirty (30) days after the Objection Notice is given, a letter from Ernst & Whinney to John Hancock and Capital (A) stating the actual deficiency as of the date of the Officer's Certificate setting forth the asserted Deficiency Amount, as computed by Ernst & Whinney from the books and records of Capital, (B) demonstrating in reasonable detail the manner in which such actual deficiency was computed, and (C) stating that such computation was made in accordance with the terms of this Agreement. Such computation of the actual deficiency shall be binding and conclusive upon John Hancock and Capital. If the amount of the actual deficiency as finally determined under this Section (4) is different from the asserted Deficiency Amount, then the amount of the Deficiency Amount asserted under Section (3) shall be adjusted by refunds from Capital, or additional payments to Capital in the manner provided in Section (3), as may be required. John Hancock and Capital shall bear equally any fees and disbursements incurred by Ernst & Whinney in rendering any letter in accordance with the terms of this Section (4). John Hancock and Capital agree that other mutually acceptable nationally recognized certified public accounting firms may be substituted for Ernst & Whinney.

(5) Benefit of Agreement: This Agreement is made for the express benefit of the
    --------------------
    holder or holders from time to time of Capital's Commercial Paper and, if and to the extent that John Hancock may hereafter agree with Capital in writing to expressly extend the benefits of this Agreement to the holder or holders of other indebtedness for borrowed money of Capital or the holder or holders of indebtedness for borrowed money incurred by one or more of the John Hancock companies which has been guaranteed by Capital, such holder or holders as may be specifically described in any such writing, and nothing in this Agreement shall be construed otherwise (such Commercial Paper, such other indebtedness of Capital and such indebtedness guaranteed by Capital being herein referred to as "Covered Credit"; such holder or holders being herein referred to as "Covered Creditors"). Capital agrees that it will not incur any indebtedness for borrowed money, other than with respect to Commercial Paper and Subordinated Loans, or guarantee any indebtedness incurred by one or more of the John Hancock companies, unless and until John Hancock shall have expressly agreed in writing that such indebtedness for borrowed money or such indebtedness guaranteed by Capital, as the case may be, shall be Covered Credit and the holder or holders of such indebtedness shall be Covered Creditors.

(6) Enforcement of Agreement. Capital agrees for the benefit of Covered
    ------------------------
    Creditors that it will timely take any and all action under this Agreement necessary to require John Hancock to perform its obligations under this Agreement. Capital and John Hancock further agree that, if and to the extent that Capital shall fail to take such action, any Covered Creditor may do so. John Hancock hereby makes a continuing offer to each person who, in reliance on this Agreement and prior to the termination of this Agreement, becomes a Covered Creditor, to perform its obligations under Section (2) of this Agreement. Such offer shall be deemed to be accepted by the act of such person becoming a Covered Creditor and shall give rise to a direct right of action on the part of such person against John Hancock to enforce John Hancock's obligations under Section (2) of this Agreement in the event of Capital's failure to do so.

(7) Not a Guaranty. This Agreement is not intended to be and is not, and nothing
    --------------
    herein contained and nothing done by John Hancock pursuant to this Agreement shall be deemed to constitute, a guaranty by John Hancock of the payment of the interest or principal of any obligations, indebtedness or liability of any kind or character and howsoever evidenced or arising of Capital or any of the other John Hancock companies to any person or persons whomsoever.

(8) Termination By Deposit of Funds. If and to the extent that John Hancock
    -------------------------------
    shall deposit, or shall cause to be deposited, in trust at a bank or trust company organized under the laws of any State of the United States or a national banking association, in any such case having capital stock, surplus and undivided profits aggregating at least $50,000,000 (hereinafter referred to as the "Depositary"), money, or direct obligations of, or obligations secured fully by direct obligations of, or obligations unconditionally guaranteed as to payment of principal and interest by, the United States of America, the principal of and interest on which when due will provide funds in amount sufficient to pay when due and payable the principal of, and premium, if any, and interest on, all Covered Credit which is outstanding as of the close of business on the date of such deposit, and, if such deposit shall be accompanied by an irrevocable written direction from John Hancock to the Depositary to apply such deposit to the payment of the principal of, and premium, if any, and interest on, such Covered Credit as and when the same shall become due and payable, then this Agreement shall forthwith terminate and be of no further force and effect.

(9) Amendment, Modification; Termination By Notice. This Agreement may be
    ----------------------------------------------
    amended or modified only by an agreement in writing executed by both of the parties hereto, and, in addition to the termination provisions of Section
    (8), this Agreement may be terminated by either party hereto by written notice given to the other party not less than thirty (30) days in advance of the date specified in such notice for such termination ("Cut-off Date"); provided, however, that no such amendment or modification, and no such termination shall relieve John Hancock of any of its obligations under this Agreement or in any way affect adversely the rights of Covered Creditors under this Agreement, unless and until all Covered Credit which is outstanding as of the close of business on the effective date of such amendment or modification or the Cut-off Date shall either (A) have been paid in full or (B) have been unconditionally guaranteed as to payment of principal, premium, if any, and interest by John Hancock pursuant to an agreement entered into between John Hancock and Capital for the benefit of Covered Creditors.

(10) Communications. All communications provided for herein shall be delivered,
     --------------
    or mailed (by first class mail, postage prepaid), addressed (A) if to John Hancock, to John Hancock Mutual Life Insurance Company, John Hancock Place, P.O. Box 111, Boston, Massachusetts 02117, Attention: Vice President and
                                               ---------
    Treasurer, or (B) if to Capital, to John Hancock Capital Corporation, John Hancock Place, P.O. Box 111, Boston, Massachusetts 02117, Attention:
                                                              ---------
    President.

(11) Other. This Agreement is intended to take effect as a sealed instrument.
     -----
    This Agreement shall be binding upon John Hancock, its successors and assigns, and shall inure to the benefit of Capital, its successors and assigns. This Agreement constitutes the entire agreement of John Hancock and Capital with respect to the subject matter hereof. The headings of this Agreement are for reference only and shall not affect the meaning hereof. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Massachusetts.

    IN WITNESS WHEREOF, John Hancock and Capital have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                JOHN HANCOCK MUTUAL LIFE
                                    INSURANCE COMPANY

                                By
                                   ----------------------------------

                                By
                                   ----------------------------------

                                JOHN HANCOCK CAPITAL CORPORATION

                                By
                                   ----------------------------------

                                By
                                   ----------------------------------

                                                                       EXHIBIT I

                       FORM OF MONEY MARKET QUOTE REQUEST
                       ----------------------------------

                                             [Date]

To:     Fleet National Bank and The Chase Manhattan Bank (the "Agent")

From:   [John Hancock Financial Services, Inc.]
        [John Hancock Life Insurance Company]
        [John Hancock Capital Corporation]
        (the "Borrower")

Re: Credit Agreement (the "Credit Agreement") dated as of August 3, 2000 among the Borrower, John Hancock Financial Services, Inc., John Hancock Life Insurance Company, John Hancock Capital Corporation, the Banks listed on the signature pages thereof and the Agent

    The undersigned Borrower hereby gives notice pursuant to Section 2.03 of the Credit Agreement that it requests Money Market Quotes for the following proposed Money Market Borrowing(s):

Date of Borrowing: _____________________________

Facility: ______________________________________


Principal Amount*            Interest Period**
----------------             ---------------

$

    Such Money Market Quotes should offer an interest rate based on [a margin over or under the Euro-Dollar Rate] [an absolute rate].

    Terms used herein have the meanings assigned to them in the Credit
Agreement.

                                   [JOHN HANCOCK FINANCIAL SERVICES, INC.]
                                   [JOHN HANCOCK LIFE INSURANCE COMPANY]
                                   [JOHN HANCOCK CAPITAL CORPORATION]


                                    By ___________________________________
                                       Authorized Officer

                                    By ___________________________________
                                       Authorized Officer

___________

* Amount must be $25,000,000 or a larger multiple of $1,000,000 (or the amount available in accordance with Section 3.02(b) of the Credit Agreement).

** Not less than one month for a Money Market Loan based on a Euro-Dollar Rate or not less than 14 days for a Money Market Loan based on an absolute rate), subject to the provisions of the definition of Interest Period.

                                                                       EXHIBIT J


                   FORM OF INVITATION FOR MONEY MARKET QUOTES
                   ------------------------------------------


To: [Name of Bank]

Re: Invitation for Money Market Quotes to
    [John Hancock Financial Services, Inc.]
    [John Hancock Life Insurance Company]
    [John Hancock Capital Corporation]
    (the "Borrower")

    Pursuant to Section 2.03 of the Credit Agreement dated as of August 3, 2000 among the Borrower, [John Hancock Financial Services, Inc.] [John Hancock Life Insurance Company] [John Hancock Capital Corporation], the Banks parties thereto and the undersigned, as Agent, we are pleased, on behalf of the Borrower, to invite you to submit Money Market Quotes to the Borrower for the following proposed Money Market Borrowing(s):

Date of Borrowing: _______________________

Facility: ________________________________

Principal Amount             Interest Period
----------------             ---------------

$

    Such Money Market Quotes should offer an interest rate based on [a margin over or under the Euro-Dollar Rate] [an absolute rate].

    Please respond to this invitation by no later than 2:00 P.M. (New York City
Time) on [date].

                                           [FLEET NATIONAL BANK]
                                           [THE CHASE MANHATTAN BANK]


                                            By _______________________________
                                               Authorized Officer

                                                                       EXHIBIT K


                           FORM OF MONEY MARKET QUOTE
                           --------------------------

To:   Fleet National Bank and The Chase Manhattan Bank (the "Agent")

Re:   Money Market Quote to
      [John Hancock Financial Services, Inc.]
      [John Hancock Life Insurance Company]
      [John Hancock Capital Corporation]
      (the "Borrower")

    In response to your invitation on behalf of the Borrower dated ___________ __, 200_, we hereby make the following Money Market Quote on the following terms:

1.  Quoting Bank:________________________

2.  Person to contact at Quoting Bank: _____________________________

3.  Date of Borrowing: _____________________ *

4.  Facility: _______________________ *

5. We hereby offer to make Money Market Loan(s) in the following principal amounts, for the following Interest Periods and at the following rates:


Principal    Interest             Interest Rate
Amount**     Period***  [margin****]  [absolute rate*****]
---------    ---------  ----------------------------------
$

[Provided, that the aggregate principal amount of Money Market Loans for which the above offers may be accepted shall not exceed $____________.]**

___________________

* As specified in the related Invitation.

** Principal amount bid for each Interest Period may not exceed principal amount requested. Specify aggregate limitation if the sum of the individual offers exceeds the amount the Bank is willing to lend. Bids must be made for $5,000,000 or a larger multiple of $1,000,000.

                      (notes continued on following page)

    We understand and agree that the offer(s) set forth above, subject to the satisfaction of the applicable conditions set forth in the Credit Agreement dated as of August 3, 2000 among the Borrower, [John Hancock Financial Services, Inc.] [John Hancock Life Insurance Company] [John Hancock Capital Corporation], the Banks listed on the signature pages thereof and yourselves, as Agent, irrevocably obligates us to make the Money Market Loan(s) for which any officer(s) are accepted, in whole or in part.

                                            Very truly yours,

                                            [NAME OF BANK]

Dated: _________________                    By: __________________________
                                                Authorized Officer



__________

*** Not less than one month or not less than 14 days, as specified in the related Invitation. No more than five bids are permitted for each Interest Period.

**** Margin over or under the Euro-Dollar Rate determined for the applicable Interest Period. Specify percentage (to the nearest 1/10,000 of 1%) and specify whether "PLUS" or "MINUS".

***** Specify rate of interest per annum (to the nearest 1/10,000th of 1%).

                                                                       EXHIBIT L

SENIOR UNSECURED LONG TERM DEBT RATINGS - 364-DAY REVOLVER

                                     Facility          Applicable         Drawn Cost         Applicable
 Rating    S & P or Moody's         Fee (bps.)         Euro-Dollar      ([less/equal]           Usage             All-In
  Level         Rating                                Margin (bps.)      50% usage)(bps.)     Fee (bps.)        Drawn Cost
----------------------------------------------------------------------------------------------------------------------------
I           [greater/equal]AAA/
            [greater/equal]Aaa      4.0                 13.5              17.5                5.0                   22.5
----------------------------------------------------------------------------------------------------------------------------
II          [greater/equal]AA-/
            [greater/equal]Aa3      5.0                 15.0              20.0                5.0                   25.0
----------------------------------------------------------------------------------------------------------------------------
III         [greater/equal]A+/
            [greater/equal]A1       6.0                 19.0              25.0                5.0                   30.0
----------------------------------------------------------------------------------------------------------------------------
IV          [less than]A+/
            [less than]A1           7.0                 23.0              30.0                5.0                   35.0
----------------------------------------------------------------------------------------------------------------------------

SENIOR UNSECURED LONG TERM DEBT RATINGS - MULTI-YEAR REVOLVER

                                     Facility          Applicable         Drawn Cost         Applicable
 Rating    S & P or Moody's         Fee (bps.)         Euro-Dollar      ([less/equal]           Usage             All-In
  Level         Rating                                Margin (bps.)      50% usage)(bps.)     Fee (bps.)        Drawn Cost
----------------------------------------------------------------------------------------------------------------------------
I         [greater/equal]AAA/
          [greater/equal]Aaa          6.0                 11.5              17.5                5.0              22.5
----------------------------------------------------------------------------------------------------------------------------
II        [greater/equal]AA-/
          [greater/equal]Aa3          7.0                 13.0              20.0                5.0              25.0
----------------------------------------------------------------------------------------------------------------------------
III       [greater/equal]A+/
          [greater/equal]A1           8.0                 17.0              25.0                5.0              30.0
----------------------------------------------------------------------------------------------------------------------------
IV        [less than]A+/
          [less than]A1               9.0                 21.0              30.0                5.0              35.0
----------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER RATINGS - 364-DAY REVOLVER

                                     Facility          Applicable         Drawn Cost         Applicable
 Rating    S & P or Moody's         Fee (bps.)         Euro-Dollar      ([less/equal]           Usage             All-In
  Level         Rating                                Margin (bps.)      50% usage)(bps.)     Fee (bps.)        Drawn Cost
----------------------------------------------------------------------------------------------------------------------------
I         A-1+/P-1                      5.0                 12.5              17.5                5.0              22.5
----------------------------------------------------------------------------------------------------------------------------
II        A-1/P-1                       5.0                 20.0              25.0                5.0              30.0
----------------------------------------------------------------------------------------------------------------------------
III       A-2/P-2                       8.0                 27.0              35.0               10.0              45.0
----------------------------------------------------------------------------------------------------------------------------
IV       [less than]A-2/
         [less than]P-2                12.5                 37.5              50.0               12.5              62.5
----------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER RATINGS - MULTI-YEAR REVOLVER

                                     Facility          Applicable         Drawn Cost         Applicable
 Rating    S & P or Moody's         Fee (bps.)         Euro-Dollar      ([less/equal]           Usage             All-In
  Level         Rating                                Margin (bps.)      50% usage)(bps.)     Fee (bps.)        Drawn Cost
----------------------------------------------------------------------------------------------------------------------------
I         A-1+/P-1                7.0                 10.5              17.5                5.0              22.5
----------------------------------------------------------------------------------------------------------------------------
II        A-1/P-1                 7.0                 18.0              25.0                5.0              30.0
----------------------------------------------------------------------------------------------------------------------------
III       A-2/P-2                10.0                 25.0              35.0               10.0              45.0
----------------------------------------------------------------------------------------------------------------------------
IV       [less than]A-2/
         [less than]P-2          15.0                 35.0              50.0               12.5              62.5
----------------------------------------------------------------------------------------------------------------------------

The Ratings Level of each Eligible Borrower shall be determined as follows: (i) if S&P or Moody's have assigned ratings to the senior unsecured long term debt of such Eligible Borrower, the highest of such ratings, or (ii) if neither S&P or Moody's have assigned ratings to the senior unsecured debt of such Eligible Borrower, then the highest short term Commercial Paper rating of such Eligible Borrower as provided by S&P or Moody's.

Applicable Euro-Dollar Margins shall be determined first according to the Ratings Level of the Eligible Borrower making the borrowing.

The Applicable Usage Fee shall be determined by Rating Level of the Eligible Borrower which yields the highest Applicable Usage Fee. The Applicable Usage Fee shall apply only to Euro-Dollar Loans.

The Facility Fee shall be determined by the Rating Level of the Eligible Borrower which yields the highest Facility Fee.

                                                                       EXHIBIT M


                            THE CHASE MANHATTAN BANK
                              FLEET NATIONAL BANK
                           and certain other lenders

                 $500,000,000 364-DAY REVOLVING CREDIT FACILITY
               $500,000,000 MULTI-YEAR REVOLVING CREDIT FACILITY

                                       TO

                     JOHN HANCOCK FINANCIAL SERVICES, INC.
                                     AND/OR
                      JOHN HANCOCK LIFE INSURANCE COMPANY
                                     AND/OR
                        JOHN HANCOCK CAPITAL CORPORATION

              ALLOCATION OF ADMINISTRATIVE AGENT RESPONSIBILITIES
              ---------------------------------------------------

          The Chase Manhattan Bank ("Chase") and Fleet National Bank ("Fleet") shall each serve as Co-Administrative Agent with respect to the credit facilities referred to above. Chase and Fleet shall allocate the Administrative Agent responsibilities between them as indicated below.

  AGENT RESPONSIBILITY                        SECTION REFERENCE                           AGENT BANK
----------------------------------------------------------------------------------------------------------
Delivery of notices to     (S)1.02 (accounting practices)                            Chase
the Borrowers              (S)2.03(b) (rejection of nonconforming Money Market       Chase
                           Quote Request)
                           (S)2.03(e) (notice re Money Market Quotes)                Chase
                           (S)2.09A (consent to increase in commitment)              Chase & Fleet
                           (S)3.01 (notice of Effective Date)                        Fleet
                           (S)5.01(m) (requests for financial information)           Chase & Fleet
                           (S)(S)6.01(c), 6.02 (default notices)                     Chase & Fleet
                           (S)6.01 (acceleration notices)                            Chase & Fleet
                           (S)8.01(b) (Euro-Dollar Rate is inadequate or unfair)     Chase
                           (S)8.02 (illegality)                                      Chase

----------------------------------------------------------------------------------------------------------
Receipt of notices from    (S)1.02 (accounting practices)                            Chase
 the Borrowers             (S)2.02 (Notice of Committed Borrowing)                   Chase
                           (S)2.03(b) (Money Market Quote Request)                   Chase
                           (S)2.03(f) (Notice of Money Market Borrowing)             Chase
                           (S)2.06(a) (notice of Final Maturity Date)                Chase & Fleet
                           (S)2.06(b) (request for extension of 364-Day Revolver     Chase & Fleet
                           Termination Date)
                           (S)2.09(a) (termination or reduction of commitments)      Chase & Fleet
                           (S)2.09A (request for increase in 364-Day Commitment      Chase & Fleet
                           or Multi-Year Commitment)
                           (S)2.10(a) (Notice of Interest Rate Election)             Chase
                           (S)2.11(a), (b) (prepayment notice)                       Chase
                           (S)8.01(b) (borrowing notices)                            Chase
                           (S)8.04 (Base Rate election)                              Chase
                           (S)9.09 (termination of JHCC as a Borrower)               Chase & Fleet


----------------------------------------------------------------------------------------------------------

  AGENT RESPONSIBILITY                        SECTION REFERENCE                           AGENT BANK
----------------------------------------------------------------------------------------------------------

Delivery of notices to     (S)2.03(c) (Invitation for Money Market Quotes)           Chase
 the other Banks           (S)2.03(d) (notice of nonconforming Money Market Quote)   Chase
                           (S)2.03(h) (notice re acceptance of Money Market
                           Quotes)                                                   Chase
                           (S)2.04(a) (borrowing notices)
                           (S)2.05(c) (notes)                                        Chase
                           (S)2.09(b) (termination or reduction of commitments)      Fleet
                           (S)2.10(c) (Notice of Interest Rate Election)             Chase & Fleet
                           (S)2.11(c) (prepayment notice)                            Chase
                           (S)3.01 (notice of Effective Date)                        Chase
                           (S)6.02 (confirmation of default notices)                 Fleet
                           (S)8.01(b) (Euro-Dollar Rate is inadequate or unfair)     Chase & Fleet
                           (S)8.02 (illegality)                                      Chase
                           (S)8.04 (Base Rate election)                              Chase
                                                                                     Chase

----------------------------------------------------------------------------------------------------------
Receipt of notices from    (S)2.03(d) (Money Market Quotes)                          Chase
 the other Banks           (S)2.05(b) (request for notes)                            Fleet
                           (S)2.15 (forms and notices concerning withholding tax     Chase
                           exemption)
                           (S)2.16 (Regulation D compensation)                       Chase
                           (S)6.01(c) (requests for default notices)                 Chase & Fleet
                           (S)8.01(b) (Euro-Dollar Rate is inadequate or unfair)     Chase
                           (S)8.02 (illegality)                                      Chase
                           (S)8.03(a), (b) and (c) (increased cost or reduced        Chase
                           return)

----------------------------------------------------------------------------------------------------------
Receipt of notices from    (S)2.07(g) (rate quotations)                              Chase
 Euro-Dollar Reference     (S)8.01(a) (deposits not being offered in relevant        Chase
 Banks                     market)

----------------------------------------------------------------------------------------------------------
Allocation of Money        (S)2.03(g) (allocation between competing money market     Chase
 Market Loans              offers)
----------------------------------------------------------------------------------------------------------
Determination of           (S)2.04(b) (conditions to borrowing)                      Chase
 Borrowers' compliance
 with Article III
 conditions
----------------------------------------------------------------------------------------------------------
Making funds available     (S)2.04(c) (funding of loans)                             Chase
 to Borrowers
----------------------------------------------------------------------------------------------------------
Selection of eurodollar    (S)(S)2.07(c), (d) (selection of alternative to London    Chase
 interbank market          interbank market for Euro-Dollar interest rate)
----------------------------------------------------------------------------------------------------------
Determination of           (S)2.07(f) (interest rates for Loans generally)           Chase
 applicable interest
 rates
----------------------------------------------------------------------------------------------------------
Approval of increase in    (S)2.09A (approval of additional banks)                   Chase & Fleet
 aggregate 364-Day
 Commitment or
 Multi-Year Commitment
----------------------------------------------------------------------------------------------------------
Collection of funds from   (S)2.04(b) and definition of Designated Deposit           Chase
 Banks and transfer of     Accounts
 same to Borrowers
----------------------------------------------------------------------------------------------------------
Collection of fees and     (S)2.07(c) (Applicable Usage Fee)                         Chase
 payments from Borrowers   (S)2.08 (Facility Fee)                                    Chase
                           (S)2.12 (principal, interest and fees)                    Chase
                           (S)7.09 (agent's fees)                                    Chase & Fleet
                           (S)9.03(a) (out-of-pocket expenses)                       Fleet

  AGENT RESPONSIBILITY                        SECTION REFERENCE                           AGENT BANK
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Distribution to Banks of   (S)2.12 (principal, interest and fees)                    Chase
 their ratable shares of
 payments from Borrowers
----------------------------------------------------------------------------------------------------------
Receipt of loan documents  (S)3.01 (loan agreement signature pages, notes, fees      Fleet
                           payable prior to Effective Date, Support Agreement,
                           legal opinions, and any other loan documents)
----------------------------------------------------------------------------------------------------------
Consultation with experts  (S)7.04 (consultation with legal, financial and other     Chase & Fleet
                           experts)
----------------------------------------------------------------------------------------------------------
Consenting to and          (S)9.06(c) (consent to assignment; processing same;       Chase
 processing assignments;   administrative fee)
 receipt of
 administrative fee for
 same
----------------------------------------------------------------------------------------------------------
Receipt of notices and     (S)9.06(f) (special purpose funding vehicles)             Chase
 granting consents
 concerning SPCs
----------------------------------------------------------------------------------------------------------